As filed with the Securities and Exchange Commission on July 29, 2005

Registration Nos. 002-99861

811-04395

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

POST-EFFECTIVE AMENDMENT NO. 53

to the

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

and

POST-EFFECTIVE AMENDMENT NO. 54

to the

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

SMITH BARNEY MUNI FUNDS

(Formerly, Smith Barney Muni Bond Funds)

(Exact name of Registrant as specified in the Declaration of Trust)

125 Broad Street, New York, New York 10004

(Address of principal executive offices)

(203) 890-7026

(Registrant’s telephone number)

Robert I. Frenkel

300 First Stamford Place, Stamford CT 06902

(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 29, 2005 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NATIONAL PORTFOLIO

Class A, B, C and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

National Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

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Investments, risks and performance

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Principal investment strategies

Key Investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities. The interest on these securities is excluded from gross income for regular federal income tax purposes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income taxation. The fund may invest in municipal securities of varying maturities, but typically focuses on municipal securities that have remaining maturities at the time of purchase of from five to more than thirty years. The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	Considers the potential impact of supply/demand imbalances for obligations of different states, the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

2	Smith Barney National Portfolio

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Municipal securities fall out of favor with investors
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Who may want to invest The fund may be an appropriate investment if you:

■	Are in a high federal tax bracket and are seeking income exempt from federal taxation
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of a fund that invests in municipal securities but are seeking to diversify your investment among issuers of different states

Smith Barney Mutual Funds	3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Returns for Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 7.36% in 1st quarter 1995; Lowest: (2.16)% in 2nd quarter 1999.

Year to date: 0.59% through 6/30/05

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Average Annual Total Returns

(for periods ended December 31, 2004)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Return before taxes	0.34%	5.72%	6.13%	6.73%	08/20/86
Return after taxes on distributions(1)	0.34%	5.72%	6.07%	N/A
Return after taxes on distributions and sale of fund shares(1)	2.13%	5.73%	6.08%	N/A
Other Classes (Return before taxes only)
Class B	(0.41)%	5.90%	6.03%	6.21%	11/7/94
Class C	2.96%	5.97%	5.94%	5.37%	01/5/93
Class Y*	N/A	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	4.48%	7.20%	7.06%	N/A
Lipper General Municipal Debt Fund Average(3)	3.73%	6.28%	6.08%	N/A
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General Municipal Debt Fund Average reflects the performance of 291 funds in the general municipal debt fund category with reinvestment of dividends and capital gains. It is not possible to invest directly in the average. The average does not reflect deductions for sales loads or taxes.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2004.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.06%	0.08%	0.09%	0.06%

Total annual fund operating expenses	0.66%	1.18%	1.24%	0.51%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated for the fiscal year ended March 31, 2005, based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended March 31, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

6	Smith Barney National Portfolio

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$465	$603	$753	$1,190
Class B (redemption at end of period)	$570	$675	$749	$1,287	*
Class B (no redemption)	$120	$375	$649	$1,287	*
Class C (redemption at end of period)	$226	$393	$681	$1,500
Class C (no redemption)	$126	$393	$681	$1,500
Class Y (with or without redemption)	$52	$164	$285	$640
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Municipal securities In addition to debt obligations issued by any of the 50 states and certain other governmental issuers, “municipal securities” include debt obligations issued by certain governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation and normally trade at prices below their stated maturity value.

Other debt securities The fund may invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal taxation and may be subject to state taxation.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, due to changes in interest rates;
■	As a substitute for buying or selling securities; or
■	As a cash flow management technique.

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities.

Smith Barney Mutual Funds	7

The fund may also invest in inverse floating rate securities. These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates. Inverse floaters and futures are volatile and involve leverage, which may expose the fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.citigroupam.com.

Management

Manager The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services —asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

8	Smith Barney National Portfolio

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Portfolio manager Peter M. Coffey, investment officer of the manager and managing director of CGMI, has been responsible for the day-to-day management of the fund’s portfolio since November 1987.

The SAI provides additional information about the portfolio manager’s compensation, any other accounts managed by the portfolio manager and any fund shares held by the portfolio manager, and has more detailed information about the manager and other fund service providers.

Management fees During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.44% of the fund’s average daily net assets.

Smith Barney Mutual Funds	9

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”) The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

Recent Developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment

10	Smith Barney National Portfolio

of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Smith Barney Mutual Funds	11

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing a class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
Uniform Gifts or Transfers to Minors Accounts	$250	$15 million	$50

12	Smith Barney National Portfolio

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None

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	Class A	Class B	Class C	Class Y
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	-0-	-0-	up to 1.00*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

14	Smith Barney National Portfolio

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund’s sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or

Smith Barney Mutual Funds	15

Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal an amount of the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

16	Smith Barney National Portfolio

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases will be redeemed from your account.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion  After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Smith Barney Mutual Funds	17

Class C shares

You buy Class C shares at the net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average net assets represented by the Class C shares held by their clients.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 minimum initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you have redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

18	Smith Barney National Portfolio

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

National Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Smith Barney Mutual Funds	19

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

20	Smith Barney National Portfolio

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. All shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

Smith Barney Mutual Funds	21

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

National Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

22	Smith Barney National Portfolio

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	23

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees  To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

24	Smith Barney National Portfolio

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Smith Barney Mutual Funds	25

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

26	Smith Barney National Portfolio

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Generally excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Smith Barney Mutual Funds	27

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is

28	Smith Barney National Portfolio

deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	29

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is present for Class Y shares because no shares were outstanding during these fiscal years. Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.24		$13.17	$13.18	$13.58		$12.94
Income (loss) from operations:
Net investment income	0.73		0.76	0.77	0.77	(2)	0.76
Net realized and unrealized gain (loss)	(0.14)		0.05	(0.02)	(0.41	)(2)	0.64
Total income from operations	0.59		0.81	0.75	0.36		1.40
Less distributions from:
Net investment income	(0.74)		(0.74)	(0.76)	(0.76)		(0.76)
Total distributions	(0.74)		(0.74)	(0.76)	(0.76)		(0.76)
Net asset value, end of year	$13.09		$13.24	$13.17	$13.18		$13.58
Total return(3)	4.57	%(4)	6.28%	5.74%	2.67%		11.16%
Net assets, end of year (000s)	$339,818		$356,627	$368,188	$404,803		$388,838
Ratios to average net assets:
Expenses	0.66	%(5)	0.64%	0.67%	0.66%		0.68%
Net investment income	5.52		5.76	5.76	5.67	(2)	5.75
Portfolio turnover rate	20%		31%	43%	52%		52%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.64%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class A would have been the same.

30	Smith Barney National Portfolio

For a Class B share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.21		$13.15	$13.16	$13.57		$12.93
Income (loss) from operations:
Net investment income	0.66		0.69	0.70	0.70	(2)	0.69
Net realized and unrealized gain (loss)	(0.13)		0.04	(0.02)	(0.41	)(2)	0.64
Total income from operations	0.53		0.73	0.68	0.29		1.33
Less distributions from:
Net investment income	(0.67)		(0.67)	(0.69)	(0.70)		(0.69)
Total distributions	(0.67)		(0.67)	(0.69)	(0.70)		(0.69)
Net asset value, end of year	$13.07		$13.21	$13.15	$13.16		$13.57
Total return(3)	4.12	%(4)	5.68%	5.25%	2.13%		10.64%
Net assets, end of year (000s)	$49,411		$57,978	$64,348	$57,661		$46,534
Ratios to average net assets:
Expenses	1.17	%(5)	1.15%	1.18%	1.17%		1.18%
Net investment income	5.01		5.25	5.25	5.17	(2)	5.26
Portfolio turnover rate	20%		31%	43%	52%		52%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.69, $(0.40) and 5.14%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class B shares would have been 1.18%.

Smith Barney Mutual Funds	31

For a Class C share(1)(2) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.27		$13.20	$13.20	$13.59		$12.95
Income (loss) from operations:
Net investment income	0.65		0.69	0.69	0.70	(3)	0.68
Net realized and unrealized gain (loss)	(0.13)		0.04	(0.01)	(0.41	)(3)	0.64
Total income from operations	0.52		0.73	0.68	0.29		1.32
Less distributions from:
Net investment income	(0.66)		(0.66)	(0.68)	(0.68)		(0.68)
Total distributions	(0.66)		(0.66)	(0.68)	(0.68)		(0.68)
Net asset value, end of year	$13.13		$13.27	$13.20	$13.20		$13.59
Total return(4)	4.03	%(5)	5.66%	5.18%	2.13%		10.46%
Net assets, end of year (000s)	$31,581		$31,099	$31,168	$29,777		$23,294
Ratios to average net assets:
Expenses	1.23	%(6)	1.22%	1.24%	1.23%		1.25%
Net investment income	4.95		5.18	5.19	5.11	(3)	5.19
Portfolio turnover rate	20%		31%	43%	52%		52%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.69, $(0.40) and 5.08%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 3.95%.
(6)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would have been 1.24%.

32	Smith Barney National Portfolio

National Portfolio

An investment portfolio of Smith Barney Muni Funds

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file

no. 811-04395)

FD0663 7/05

LIMITED TERM PORTFOLIO

Class A, B, C, O and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Limited Term Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks to pay its shareholders as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities. The interest on these securities is excluded from gross income for regular federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to regular federal income taxation. The fund normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between 3 and 10 years. The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	Considers the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different states, the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

2	Limited Term Portfolio

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Municipal securities fall out of favor with investors
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a taxpayer in a high federal tax bracket seeking income exempt from federal taxation
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of a fund that invests in municipal securities, but are seeking to diversify your investment among issuers of different states

Smith Barney Mutual Funds	3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Returns for Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 4.31% in 3rd quarter 2002; Lowest: (2.23)% in 2nd quarter 1999; Year to date: (0.23)% through 6/30/05

4	Limited Term Portfolio

Average Annual Total Returns

(for periods ended December 31, 2004)

	1 year	5 years	10 years	Since Inception	Inception Date
Class A
Return Before Taxes	0.23%	5.20%	5.12%	5.74%	11/28/88
Return After Taxes on Distributions(1)	0.23%	5.20%	5.12%	N/A
Return After Taxes on Distribution and Sale of Fund Shares(1)	1.63%	5.17%	5.13%	N/A
Other Classes (Return Before Taxes Only)
Class B	(3.04)%	N/A	N/A	1.56%	01/13/03
Class C	1.71%	N/A	N/A	4.32%	12/19/01
Class O	1.27%	5.38%	5.10%	4.82%	01/05/93
Class Y	2.36%	5.81%	N/A	4.35%	11/12/98
Lehman Brothers Municipal Bond Index(2)	4.48%	7.20%	7.06%	N/A
Lipper Intermediate Municipal Debt Funds Average(3)	2.59%	5.73%	5.67%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class O and Class Y shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(3)	Lipper Intermediate Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives. It is not possible to invest directly in the average. The average does not reflect deductions for sales loads or taxes.

Smith Barney Mutual Funds	5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.00%		None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	None	1.00%	None

Annual fund operating expenses
(expenses deducted from fund assets)	Class A	Class B	Class C	Class O	Class Y
Management fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.75%	0.35%	None
Other expenses	0.05%	0.07%	0.08%	0.08%	0.04%

Total annual fund operating expenses	0.70%	1.22%	1.33%	0.93%	0.54%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 6 months of their purchase, you will pay a deferred sales charge of 0.50%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

6	Limited Term Portfolio

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$270	$419	$582	$1,053
Class B (redemption at end of period)	$624	$687	$770	$1,333	*
Class B (no redemption)	$124	$387	$670	$1,333	*
Class C (with or without redemption)	$135	$421	$729	$1,601
Class O (redemption at end of period)	$195	$296	$515	$1,143
Class O (no redemption)	$95	$296	$515	$1,143
Class Y (with or without redemption)	$55	$173	$302	$677
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Municipal securities In addition to debt obligations issued by any of the 50 states and certain governmental issuers, “municipal securities” include debt obligations issued by certain governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates.

Other debt securities The fund may invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal taxation and may be subject to state taxation. The fund may also hold zero coupon securities which pay no interest during the life of the obligation and generally trade at prices below their stated maturity value.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and inverse floating rate securities, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, due to changes in interest rates;
■	As a substitute for buying or selling securities; or
■	As a cash flow management technique.

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities.

Inverse floaters and futures are volatile and involve leverage which may expose the fund to increased risk of loss. Therefore, using futures or

Smith Barney Mutual Funds	7

inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.citigroupam.com.

Management

Manager The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relation -

8	Limited Term Portfolio

ships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Portfolio manager Peter M. Coffey, investment officer of SBFM and managing director of CGM, has been responsible for the day-to-day management of the fund’s portfolio since February 1999. Mr. Coffey has 34 years of experience with the manager or its predecessors.

The SAI provides additional information about the portfolio manager’s compensation, any other accounts managed by the portfolio manager and any fund shares held by the portfolio manager, and has more detailed information about the manager and other fund service providers.

Management fees During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.50% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, Class B, Class C and Class O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Smith Barney Mutual Funds	9

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent perform certain functions including shareholder record keeping and accounting services.

Recent Developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by

10	Limited Term Portfolio

virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Smith Barney Mutual Funds	11

Choosing a class of shares to buy

You can choose among three classes of shares: Classes A, C, and Y. Class B shares are available by exchange only. In addition, you can buy additional Class O shares if you are an existing Class O shareholder*. Classes A, C and O have different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is most beneficial to an investor depends on the amount and intended length of the investment.

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

*	Class O shares are available for purchase only by Class O shareholders.

You may buy shares from:

■	Certain broker-dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial			Additional
	Classes A, C, O	Class B (exchange purchases only)	Class Y	All Classes
General	$1,000	$1,000	$15 million	$50
Monthly Systematic Investment Plans	$25	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	$50	n/a	$50
Uniform Gifts or Transfers to Minors Account	$250	$250	$15 million	$50

12	Limited Term Portfolio

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

Smith Barney Mutual Funds	13

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class O	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class C	■ Available only in an exchange from another fund ■ No initial sales charge ■ Converts to Class A after approximately 8 years ■ Deferred sales charge based on that of the fund owned prior to exchange	■ No initial or deferred sales charge ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 2.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None	None
Deferred sales charge	0.50% on purchases of $500,000 or more if you redeem within 6 months of purchase	Up to 5% charged when you redeem shares; the charge is reduced over time and there is no deferred sales charge after 5 years	None	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.75% of average daily net assets	0.35% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

14	Limited Term Portfolio

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as a % of offering price (%)
Less than $500,000	2.00	2.04	up to 2.00
$500,000 or more	-0-	-0-	up to 0.50	*
*	The distributor may pay up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 0.50% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 0.50% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within six months of purchase, you will pay a deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the

Smith Barney Mutual Funds	15

fund’s sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege–lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent–lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at

16	Limited Term Portfolio

once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal an amount of the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, on the amount of your actual purchases, will be redeemed from your account.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Smith Barney Mutual Funds	17

Class B shares

Class B shares, which are available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of original purchase payment in a Smith Barney fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years from original purchase payment of Class B shares, such shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: Upon exchange from another Smith Barney fund	Shares issued: On reinvestment of dividends and distributions
On the date the shares originally acquired would have converted into Class A shares	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Service Agents will receive the service fee payable on Class C shares at an annual rate equal to 0.75% on the average daily net assets represented by the Class C shares serviced by them.

Class O shares

You buy Class O shares at the net asset value with no initial sales charge. However, if you redeem your Class O shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class O shares receive a commission of up to 0.35% of the purchase price of Class O shares they sell. Starting in the thirteenth

18	Limited Term Portfolio

month after purchase, Service Agents also receive an annual fee of up to 0.35% of the average daily net assets represented by the Class O shares held by their clients.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Smith Barney Mutual Funds	19

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Limited Term Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

20	Limited Term Portfolio

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Class O shares may be exchanged for Class C shares of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, B, C and O shares are subject to minimum investment requirements (except for systematic exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

You do not pay an initial sales charge or a deferred sales charge at the time of the exchange.

If you purchased shares subject to a deferred sales charge, you may continue to be subject to a deferred sales charge after the exchange, depending on how long you have held the shares. Except as set forth below with respect to Class C shares, your holding period will be measured from the date of your original purchase of shares subject to a deferred sales charge, not the date of exchange.

Some of the Smith Barney Funds impose different deferred sales charges. For exchanges of Class A shares made on and after June 20, 2005, if you

Smith Barney Mutual Funds	21

initially purchased Class A shares of the fund subject to a deferred sales charge and exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will not be subject to that higher charge and/or that longer period. In all other cases, if you exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will be subject to that higher charge and/or that longer period. If you exchange at any time into a fund with a lower deferred sales charge and/or a shorter period during which you are subject to the charge, you will remain subject to the higher sales charge and/or longer period.

If you exchange Class C shares that were not subject to a deferred sales charge when initially purchased for Class C shares of a fund that imposes a deferred sales charge on those shares, you will be subject to that deferred sales charge. Your holding period will be measured from the date of the exchange, not your initial purchase of Class C shares of the fund.

Contact your Service Agent for more information.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. All shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

22	Limited Term Portfolio

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Limited Term Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

Smith Barney Mutual Funds	23

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. All shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

24	Limited Term Portfolio

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Mutual Funds	25

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in for -

26	Limited Term Portfolio

eign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be

Smith Barney Mutual Funds	27

harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

28	Limited Term Portfolio

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Any taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Distributions of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

Smith Barney Mutual Funds	29

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund’s sub-transfer agent before the sub-transfer agent’s close of business.

30	Limited Term Portfolio

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31 unless otherwise noted:

	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$6.59		$6.57	$6.40	$6.51		$6.36
Income (Loss) From Operations:
Net investment income	0.28		0.29	0.31	0.34	(2)	0.34
Net realized and unrealized gain (loss)	(0.17)		0.01	0.17	(0.10	)(2)	0.16
Total Income From Operations	0.11		0.30	0.48	0.24		0.50
Less Distributions From:
Net investment income	(0.28)		(0.28)	(0.30)	(0.35)		(0.35)
In excess of net investment income	—		—	(0.01)	(0.00	)*	—
Total Distributions	(0.28)		(0.28)	(0.31)	(0.35)		(0.35)
Net Asset Value, End of Year	$6.42		$6.59	$6.57	$6.40		$6.51
Total Return(3)	1.68%		4.67%	7.64%	3.70%		8.06%
Net Assets, End of Year (millions)	$403		$376	$364	$284		$222
Ratios to Average Net Assets:
Expenses(4)	0.69	%(5)	0.70%	0.75%	0.72%		0.72%
Net Investment Income	4.31		4.36	4.64	5.26	(2)	5.41
Portfolio Turnover Rate	19%		27%	57%	53%		49%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.24%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
(5)	The investment manager voluntarily waived a portion of its fee and reimbursed the Fund for expenses for the year ended March 31, 2005. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratio would have been 0.70%.
*	Amount represents less than $0.01 per share.

Smith Barney Mutual Funds	31

For a Class B share(1) of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	2005		2004	2003(2)
Net Asset Value, Beginning of Year	$6.59		$6.57	$6.57
Income (Loss) From Operations:
Net investment income	0.25		0.26	0.05
Net realized and unrealized gain (loss)	(0.18)		0.01	0.02
Total Income From Operations	0.07		0.27	0.07
Less Distributions From:
Net investment income	(0.25)		(0.25)	(0.07)
In excess of net investment income	—		—	(0.00	)*
Total Distributions	(0.25)		(0.25)	(0.07)
Net Asset Value, End of Year	$6.41		$6.59	$6.57
Total Return(3)	1.03%		4.18%	1.07	%‡
Net Assets, End of Year (000s)	$6,925		$6,401	$4,084
Ratios to Average Net Assets:
Expenses(4)	1.21	%(5)	1.18%	1.31	%†
Net investment income	3.79		3.87	4.14	†
Portfolio Turnover Rate	19%		27%	57%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period January 13, 2003 (inception date) to March 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.22%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

32	Limited Term Portfolio

For a Class C share(1)(2) of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	2005		2004	2003	2002(3)
Net Asset Value, Beginning of Year	$6.60		$6.58	$6.41	$6.46
Income (Loss) From Operations:
Net investment income	0.24		0.25	0.27	0.08	(4)
Net realized and unrealized gain (loss)	(0.17)		0.01	0.17	(0.04	)(4)
Total Income From Operations	0.07		0.26	0.44	0.04
Less Distributions From:
Net investment income	(0.24)		(0.24)	(0.26)	(0.09)
In excess of net investment income	—		—	(0.01)	—
Total Distributions	(0.24)		(0.24)	(0.27)	(0.09)
Net Asset Value, End of Year	$6.43		$6.60	$6.58	$6.41
Total Return(5)	1.05%		4.02%	6.99%	0.58	%‡
Net Assets, End of Year (millions)	$327		$351	$322	$184
Ratios to Average Net Assets:
Expenses(6)	1.32	%(7)	1.30%	1.35%	1.32	%†
Net investment income	3.68		3.75	4.02	4.68	(4)†
Portfolio Turnover Rate	19%		27%	57%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period December 19, 2001 (inception date) to March 31, 2002.
(4)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the period ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.65%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.45%.
(7)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would have been 1.33%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Smith Barney Mutual Funds	33

For a Class O share(1) of beneficial interest outstanding throughout each year ended March 31 unless, otherwise noted:

	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$6.60		$6.58	$6.41	$6.52		$6.37
Income (Loss) From Operations:
Net investment income	0.26		0.27	0.29	0.33	(2)	0.33
Net realized and unrealized gain (loss)	(0.18)		0.02	0.18	(0.11	)(2)	0.15
Total Income From Operations	0.08		0.29	0.47	0.22		0.48
Less Distributions From:
Net investment income	(0.26)		(0.27)	(0.29)	(0.33)		(0.33)
In excess of net investment income	—		—	(0.01)	(0.00	)*	—
Total Distributions	(0.26)		(0.27)	(0.30)	(0.33)		(0.33)
Net Asset Value, End of Year	$6.42		$6.60	$6.58	$6.41		$6.52
Total Return(3)	1.27%		4.42%	7.38%	3.48%		7.82%
Net Assets, End of Year (000s)	$26,308		$31,414	$35,079	$39,009		$32,157
Ratios to Average Net Assets:
Expenses(4)	0.93	%(5)	0.93%	0.98%	0.95%		0.95%
Net investment income	4.08		4.13	4.42	5.04	(2)	5.18
Portfolio Turnover Rate	19%		27%	57%	53%		49%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, those amounts would have been $0.32, $(0.10) and 5.01% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class O shares would have been the same for the year ended March 31, 2005.
*	Amount represents less than $0.01 per share.

34	Limited Term Portfolio

For a Class Y share(1) of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$6.58		$6.57	$6.40	$6.51		$6.36
Income (Loss) From Operations:
Net investment income	0.29		0.32	0.32	0.36	(2)	0.36
Net realized and unrealized gain (loss)	(0.17)		(0.02)	0.17	(0.11	)(2)	0.15
Total Income From Operations	0.12		0.30	0.49	0.25		0.51
Less Distributions From:
Net investment income	(0.29)		(0.29)	(0.31)	(0.36)		(0.36)
In excess of net investment income	—		—	(0.01)	(0.00	)*	—
Total Distributions	(0.29)		(0.29)	(0.32)	(0.36)		(0.36)
Net Asset Value, End of Year	$6.41		$6.58	$6.57	$6.40		$6.51
Total Return(3)	1.84%		4.68%	7.83%	3.89%		8.26%
Net Assets, End of Year (000s)	$6,810		$8,495	$9,604	$6,797		$12,030
Ratios to Average Net Assets:
Expenses(4)	0.53	%(5)	0.53%	0.56%	0.55%		0.54%
Net investment income	4.48		4.62	4.80	5.47	(2)	5.59
Portfolio Turnover Rate	19%		27%	57%	53%		49%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.44%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class Y shares would have been 0.54%.
*	Amount represents less than $0.01 per share.

Smith Barney Mutual Funds	35

Limited Term Portfolio

An investment portfolio of Smith Barney Muni Funds

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent or by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04395)

FD0664 7/05

FLORIDA PORTFOLIO

Class A, B, C and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Florida Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Florida municipal securities. Florida municipal securities include securities issued by the State of Florida and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is excluded from gross income for regular federal income tax purposes. The fund generally favors municipal securities that enable its shares to be exempt from the Florida intangibles tax. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from three to more than thirty years. The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. Investment grade bonds are those rated in any of the four highest long-term rating categories or, if unrated, of comparable quality. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features
■	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

2	Florida Portfolio

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Florida municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Florida municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

You should be aware that natural disasters are not uncommon in Florida and that the state’s economy is subject to the unpredictable costs resulting therefrom. Such events can also have a negative impact on the state’s tourism industry, which can adversely affect sales tax revenue, the state’s largest source of income. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Florida municipal obligations to purchase, the amount of the fund’s income that is subject to Florida taxes could increase. More detailed information about the economy of Florida may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax. Depending upon the composition of the fund’s portfolio, shares of the fund may be subject to the Florida intangibles tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s interest income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Florida.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no

Smith Barney Mutual Funds	3

assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a Florida resident in a high federal tax bracket seeking income exempt from regular federal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of a fund that invests in municipal securities, including the risks of concentrating in a single state

4	Florida Portfolio

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 6.86% in 1st quarter 1995; Lowest: (2.34)% in 2nd quarter 1999;

Year to date: 1.35% through 6/30/05

Smith Barney Mutual Funds	5

Average Annual Total Returns

(for periods ended December 31, 2004)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A
Return Before Taxes	(1.35)%	5.27%	5.84%	6.07%	4/2/91
Return After Taxes on Distributions(1)	(1.35)%	5.27%	5.79%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.84%	5.29%	5.78%	N/A
Other Classes (Return Before Taxes Only)
Class B	(2.19)%	5.43%	5.74%	6.05%	11/16/94
Class C	1.16%	5.52%	5.66%	5.18%	1/5/93
Class Y*	N/A	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	4.48%	7.20%	7.06%	N/A
Lipper Florida Municipal Debt Funds Average(3)	3.52%	6.07%	6.12%	N/A
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.
(3)	Lipper Florida Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives, but reflects no deduction for sales charges or taxes. It is not possible to invest directly in the average.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2004.

6	Florida Portfolio

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.08%	0.12%	0.11%	0.08%

Total annual fund operating expenses	0.73%	1.27%	1.31%	0.58%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated for the fiscal year ended March 31, 2005, based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended March 31, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance.
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Mutual Funds	7

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$472	$624	$790	$1,270
Class B (redemption at end of period)	$579	$703	$797	$1,385	*
Class B (no redemption)	$129	$403	$697	$1,385	*
Class C (redemption at end of period)	$233	$415	$718	$1,579
Class C (no redemption)	$133	$415	$718	$1,579
Class Y (with or without redemption)	$59	$186	$324	$726
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Florida municipal securities In addition to securities issued by the state of Florida and certain Florida governmental issuers, “Florida municipal securities” include debt obligations issued by certain non-Florida governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Florida municipal securities is exempt from regular federal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Florida municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation and normally trade at prices below their stated maturity value.

Other debt securities The fund may invest up to 20% of its assets in municipal securities of non-Florida issuers. These securities will generally be exempt from regular federal income taxation but not from the Florida intangibles tax. The fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal and state taxation.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, due to changes in interest rates;
■	As a substitute for buying or selling securities; or
■	As a cash flow management technique.

8	Florida Portfolio

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities.

The fund may invest in inverse floating rate securities. These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates. Inverse floaters and futures are volatile and involve leverage, which may expose the fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.citigroupam.com.

Management

Manager The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance,

Smith Barney Mutual Funds	9

credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Portfolio manager Peter M. Coffey, investment officer of the manager and managing director of CGMI, has been responsible for the day-to-day management of the fund’s portfolio since the fund commenced operations in April 1991.

The SAI provides additional information about the portfolio manager’s compensation, any other accounts managed by the portfolio manager and

10	Florida Portfolio

any fund shares held by the portfolio manager, and has more detailed information about the manager and other fund service providers.

Management fees During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.49% of the fund’s average daily net assets.

Distribution plans The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose

Smith Barney Mutual Funds	11

to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

12	Florida Portfolio

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Smith Barney Mutual Funds	13

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
Uniform Gifts or Transfers to Minors Accounts	$250	$15 million	$50

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

14	Florida Portfolio

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Mutual Funds	15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	-0-	-0-	up to 1.00*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

16	Florida Portfolio

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund’s sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or

Smith Barney Mutual Funds	17

Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal an amount of the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

18	Florida Portfolio

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases, will be redeemed from your account.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion  After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Smith Barney Mutual Funds	19

Service Agents selling Class C shares receive a commission of 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

20	Florida Portfolio

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Florida Portfolio

Smith Barney Muni Funds

(Specify class of shares)

C/O PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Smith Barney Mutual Funds	21

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

22	Florida Portfolio

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required. Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

Smith Barney Mutual Funds	23

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Florida Portfolio

Smith Barney Muni Funds

(specify Class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

24	Florida Portfolio

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

26	Florida Portfolio

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Smith Barney Mutual Funds	27

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

28	Florida Portfolio

Dividends, distributions and taxes

Dividends and distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends or distributions (whether in cash or additional shares) are all taxable events. Florida currently does not impose a personal income tax on individuals. Thus, individual shareholders of the fund will not be subject to any Florida state income tax on distributions received from the fund.

Florida currently imposes an “intangibles tax” on certain securities and other intangible assets owned by Florida residents. However, certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. The fund seeks generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and attempts to ensure that all of its assets held on the annual assessment date are exempt from this tax. If the recipient of a distribution by the Fund is subject to the Florida corporate income tax, then such recipient will be required to add back the amount of tax-exempt interest income that is included in such distribution in calculating its tax base for purposes of determining its Florida corporate income tax liability.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term taxable gain
Dividends	Generally excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

Smith Barney Mutual Funds	29

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Any taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax. Depending upon the composition of the fund’s portfolio, shares of the fund may be subject to the Florida intangibles tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Florida.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

30	Florida Portfolio

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no shares were outstanding during these fiscal years. Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.16		$13.36	$13.06	$13.34		$12.70
Income (loss) from operations:
Net investment income	0.65		0.68	0.71	0.71	(2)	0.69
Net realized and unrealized gain (loss)	(0.22)		(0.20)	0.29	(0.29	)(2)	0.65
Total income from operations	0.43		0.48	1.00	0.42		1.34
Less distributions from:
Net investment income	(0.65)		(0.68)	(0.70)	(0.70)		(0.70)
Total distributions	(0.65)		(0.68)	(0.70)	(0.70)		(0.70)
Net asset value, end of year	$12.94		$13.16	$13.36	$13.06		$13.34
Total return(3)	3.37%		3.69%	7.76%	3.15%		10.83%
Net assets, end of year (millions)	$159		$174	$167	$164		$162
Ratios to average net assets:
Expenses(4)	0.72	%(5)	0.71%	0.72%	0.72%		0.73%
Net investment income	5.03		5.07	5.30	5.27	(2)	5.36
Portfolio turnover rate	15%		29%	45%	41%		27%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
(5)	The investment manager voluntarily waived a portion of its fees for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.73%.

32	Florida Portfolio

For a Class B share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.13		$13.33	$13.04	$13.32		$12.70
Income (loss) from operations:
Net investment Income	0.58		0.60	0.64	0.64	(2)	0.62
Net realized and unrealized gain (loss)	(0.23)		(0.18)	0.28	(0.29	)(2)	0.63
Total income from operations	0.35		0.42	0.92	0.35		1.25
Less distributions from:
Net investment income	(0.58)		(0.62)	(0.63)	(0.63)		(0.63)
Total distributions	(0.58)		(0.62)	(0.63)	(0.63)		(0.63)
Net asset value, end of year	$12.90		$13.13	$13.33	$13.04		$13.32
Total return(3)	2.76%		3.19%	7.19%	2.67%		10.14%
Net assets, end of year (millions)	$32		$43	$53	$52		$53
Ratios to average net assets:
Expenses(4)	1.26	%(5)	1.23%	1.24%	1.22%		1.25%
Net investment income	4.49		4.56	4.79	4.76	(2)	4.84
Portfolio turnover rate	15%		29%	45%	41%		27%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.77%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%
(5)	The investment manager voluntarily waived a portion of its fees for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.27%

Smith Barney Mutual Funds	33

For a Class C share(1)(2) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.13		$13.33	$13.04	$13.33		$12.70
Income (loss) from operations:
Net investment income	0.58		0.60	0.63	0.63	(3)	0.61
Net realized and unrealized gain (loss)	(0.22)		(0.19)	0.29	(0.29	)(3)	0.65
Total income from operations	0.36		0.41	0.92	0.34		1.26
Less distributions from:
Net investment income	(0.58)		(0.61)	(0.63)	(0.63)		(0.63)
Total distributions	(0.58)		(0.61)	(0.63)	(0.63)		(0.63)
Net asset value, end of year	$12.91		$13.13	$13.33	$13.04		$13.33
Total return(4)	2.79%		3.12%	7.14%	2.55%		10.16%
Net assets, end of year (millions)	$18		$20	$20	$17		$14
Ratios to average net assets:
Expenses(5)	1.30	%(6)	1.27%	1.30%	1.28%		1.31%
Net investment income	4.45		4.51	4.73	4.72	(3)	4.78
Portfolio turnover rate	15%		29%	45%	41%		27%

(1)	Effective April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.40%.
(6)	The investment manager voluntarily waived a portion of its fees for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.31%.

34	Florida Portfolio

Florida Portfolio

An investment portfolio of Smith Barney Muni Funds

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04395)

FD0605 7/05

GEORGIA PORTFOLIO

Class A, B, C and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Georgia Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks as high a level of income exempt from regular federal income taxes and Georgia personal income taxes as is consistent with prudent investing.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in Georgia municipal securities. Georgia municipal securities include securities issued by the State of Georgia and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Georgia state personal income taxes. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from five to more than thirty years. The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features
■	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

2	Georgia Portfolio

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Georgia municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Georgia municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Georgia’s economy tends to have concentrations in the insurance and defense industries, and therefore, the Fund may be more exposed to events affecting these industries than funds with more geographically diverse investments. Additionally, though 2004 represented a near record high for revenue collection by the state, a portion of those revenues were attributed to enforcement initiatives that may not be repeated successfully in future periods. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Georgia municipal obligations to purchase, the amount of the fund’s income that is subject to Georgia taxes could increase. More detailed information about the economy of Georgia may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and Georgia state tax. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Georgia.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the

Smith Barney Mutual Funds	3

manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a Georgia taxpayer in a high federal tax bracket seeking income exempt from regular federal income taxes and Georgia personal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of a fund that invests in municipal securities, including the risks of concentrating in a single state

4	Georgia Portfolio

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return: Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 8.52% in 1st quarter 1995; Lowest: (2.95)% in 2nd quarter 1999; Year to date: 0.11% through 6/30/05

Smith Barney Mutual Funds	5

Average Annual Total Returns

(for periods ended December 31, 2004)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A
Return Before Taxes	(2.02)%	5.44%	6.37%	5.71%	4/4/94
Return After Taxes on Distributions(1)	(2.02)%	5.44%	6.30%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.27%	5.40%	6.22%	N/A
Other Classes (Return Before Taxes Only)
Class B	(2.93)%	5.55%	6.23%	5.37%	6/15/94
Class C	0.35%	5.64%	6.17%	5.44%	4/14/94
Class Y*	N/A	N/A	N/A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	4.48%	7.20%	7.06%	6.55%	**
Lipper Georgia Municipal Debt Funds Average(3)	3.01%	6.29%	6.21%	N/A	**
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Georgia Municipal Debt Funds Average reflects the performance of the funds in the Georgia municipal debt fund category with reinvestment of dividends and capital gains, but reflects no deduction for sales charges or taxes. It is not possible to invest directly in the average.
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2004.
**	Index performance begins on April 30, 1994

6	Georgia Portfolio

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None

Annual fund operating expenses

(expenses deducted from assets)	Class A	Class B	Class C	Class Y**
Management fee	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.20%	0.26%	0.25%	0.20%

Total annual fund operating expenses	0.80%	1.36%	1.40%	0.65%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00% .
**	For Class Y shares, “Other expenses” have been estimated for the fiscal year ended March 31, 2005 based on expenses incurred by Class A shares, because no Class Y shares were outstanding during the fiscal year ended March 31, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge. The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Mutual Funds	7

Number of years you own your shares

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption)	$478	$645	$826	$1,350
Class B (redemption at end of period)	$588	$731	$845	$1,482	*
Class B (no redemption)	$138	$431	$745	$1,482	*
Class C (redemption at end of period)	$243	$443	$766	$1,680
Class C (no redemption)	$143	$443	$766	$1,680
Class Y (with or without redemption)	$66	$208	$362	$810
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Georgia municipal securities In addition to securities issued by the state of Georgia and certain Georgia governmental issuers, “Georgia municipal securities” include debt obligations issued by certain non-Georgia governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Georgia municipal securities is exempt from regular federal income tax and Georgia personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Georgia municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation and normally trade at prices below their stated maturity value.

Other debt securities The fund may invest up to 20% of its assets in municipal securities of non-Georgia issuers. These securities will generally be exempt from regular federal income taxes, but not Georgia income taxes. The fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will be subject to federal taxation and may be subject to state taxation.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, due to changes in interest rates;
■	As a substitute for buying or selling securities; or
■	As a cash flow management technique.

8	Georgia Portfolio

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities.

The fund may invest in inverse floating rate securities. These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates. Inverse floaters and futures are volatile and involve leverage which may expose the fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures contracts used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.citigroupam.com.

Management

Manager The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—

Smith Barney Mutual Funds	9

and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Portfolio manager Peter M. Coffey, investment officer of SBFM and managing director of CGMI, has been responsible for the day-to-day management of the fund’s portfolio since the fund commenced operations in April 1994.

The SAI provides additional information about the portfolio manager’s compensation, any other accounts managed by the portfolio manager and any fund shares held by the portfolio manager, and has more detailed information about the manager and other fund service providers.

10	Georgia Portfolio

Management fees During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.43% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had

Smith Barney Mutual Funds	11

offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology

12	Georgia Portfolio

by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Smith Barney Mutual Funds	13

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
Uniform Gifts or Transfers to Minors Accounts	$250	$15 million	$50

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $ 15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Mutual Funds	15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	0.00	0.00	up to 1.00	*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

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Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Smith Barney Mutual Funds	17

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal an amount of the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases, will be redeemed from your account.

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Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you want to learn about the additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year After Purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Smith Barney Mutual Funds	19

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

20	Georgia Portfolio

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Georgia Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Smith Barney Mutual Funds	21

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■   Amounts transferred should be at least $ 25 monthly or $50 quarterly

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee For more information, contact your Service Agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■   You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■   Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

22	Georgia Portfolio

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). You can make telephone exchanges only between accounts that have identical registrations.
By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required. Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

Smith Barney Mutual Funds	23

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Georgia Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund and your account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

24	Georgia Portfolio

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge. The following conditions apply:

■   Your shares must not be represented by certificates

■   All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

26	Georgia Portfolio

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in for -

Smith Barney Mutual Funds	27

eign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to

28	Georgia Portfolio

its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	Georgia personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain	Long-term capital gain
Dividends	Generally excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Generally excluded from gross income if from interest on Georgia municipal securities, otherwise ordinary income

Smith Barney Mutual Funds	29

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income and Georgia state taxation. The fund may realize capital gains on the sales of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s interest income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Georgia.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

30	Georgia Portfolio

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no shares were outstanding during these fiscal years. Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.10		$13.22	$12.79	$13.08		$12.40
Income (loss) from operations:
Net investment income	0.60		0.63	0.66	0.65	(2)	0.64
Net realized and unrealized gain (loss)	(0.39)		(0.12)	0.42	(0.29	)(2)	0.69
Total income from operations	0.21		0.51	1.08	0.36		1.33
Less distributions from:
Net investment income	(0.60)		(0.63)	(0.65)	(0.65)		(0.65)
In excess of net investment income	—		—	—	(0.00	)*	—
Total distributions	(0.60)		(0.63)	(0.65)	(0.65)		(0.65)
Net asset value, end of year	$12.71		$13.10	$13.22	$12.79		$13.08
Total return(3)	1.64%		3.92%	8.54%	2.76%		11.02%
Net assets, end of year (000s)	$41,166		$41,325	$41,740	$42,917		$45,594
Ratios to average net assets:
Expenses(4)	0.79	%(5)	0.71%	0.72%	0.75%		0.75%
Net investment income	4.64		4.74	4.98	4.97	(2)	5.08
Portfolio turnover rate	16%		23%	19%	43%		35%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.95%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.80%.
*	Amount represents less than $0.01 per share.

32	Georgia Portfolio

For a Class B share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.07		$13.19	$12.76	$13.07		$12.40
Income (loss) from operations:
Net investment income	0.54		0.55	0.58	0.58	(2)	0.58
Net realized and unrealized gain (loss)	(0.40)		(0.11)	0.43	(0.30	)(2)	0.68
Total income from operations	0.14		0.44	1.01	0.28		1.26
Less distributions from:
Net investment income	(0.53)		(0.56)	(0.58)	(0.59)		(0.59)
In excess of net investment income	—		—	—	(0.00	)*	—
Total distributions	(0.53)		(0.56)	(0.58)	(0.59)		(0.59)
Net asset value, end of year	$12.68		$13.07	$13.19	$12.76		$13.07
Total return(3)	1.06%		3.36%	8.03%	2.12%		10.39%
Net assets, end of year (000s)	$7,385		$10,246	$12,265	$11,544		$11,154
Ratios to average net assets:
Expenses(4)	1.29	%(5)	1.27%	1.26%	1.29%		1.30%
Net investment income	4.13		4.19	4.45	4.42	(2)	4.56
Portfolio turnover rate	16%		23%	19%	43%		35%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.41%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.
(5)	The investment manager voluntarily waived a portion of its management fee and reimbursed expenses for the year ended March 31, 2005. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratio would have been 1.36%.
*	Amount represents less than $0.01 per share.

Smith Barney Mutual Funds	33

For a Class C share(1)(2) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.05		$13.17	$12.75	$13.05		$12.39
Income (loss) from operations:
Net investment income	0.53		0.55	0.57	0.57	(3)	0.57
Net realized and unrealized gain (loss)	(0.39)		(0.12)	0.42	(0.29	)(3)	0.67
Total income from operations	0.14		0.43	0.99	0.28		1.24
Less distributions from:
Net investment income	(0.52)		(0.55)	(0.57)	(0.58)		(0.58)
In excess of net investment income	—		—	—	(0.00	)*	—
Total distributions	(0.52)		(0.55)	(0.57)	(0.58)		(0.58)
Net asset value, end of year	$12.67		$13.05	$13.17	$12.75		$13.05
Total return(4)	1.09%		3.31%	7.90%	2.15%		10.26%
Net assets, end of year (000s)	$8,139		$9,557	$8,874	$8,205		$7,460
Ratios to average net assets:
Expenses(5)	1.34	%(6)	1.32%	1.33%	1.34%		1.35%
Net investment income	4.08		4.14	4.38	4.39	(3)	4.48
Portfolio turnover rate	16%		23%	19%	43%		35%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed Class C shares.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.37%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.
(6)	The investment manager voluntarily waived a portion of its management fee and reimbursed expenses for the year ended March 31, 2005. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratio would have been 1.40%.
*	Amount represents less than $0.01 per share.

34	Georgia Portfolio

Georgia Portfolio

An investment portfolio of Smith Barney Muni Funds

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04395)

FD0771 7/05

NEW YORK PORTFOLIO

Class A, B, C and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

New York Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities. New York municipal securities include securities issued by the State of New York and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase from three to more than thirty years. The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of equivalent quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features
■	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

2	New York Portfolio

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	New York municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting New York municipal issuers including their inability to repay their debt
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

New York’s economy continues to experience the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and of New York City particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could result in significant job losses and smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivatives. Some of the fund’s interest income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income

Smith Barney Mutual Funds	3

and capital gains will generally be subject to state tax for investors in states other than New York.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a New York taxpayer in a high federal tax bracket seeking income exempt from regular federal income taxes and New York State and New York City personal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state

4	New York Portfolio

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 7.17% in 1st quarter 1995; Lowest: (2.22)% in 2nd quarter 1999 Year to date: 0.12% through 6/30/05.

Smith Barney Mutual Funds	5

Average Annual Total Returns

(for periods ended December 31, 2004)

	1 year	5 years	10 years	Since Inception	Inception Date
Class A
Return Before Taxes	(2.64)%	5.46%	6.03%	6.31%	01/16/87
Return After Taxes on Distributions(1)	(2.64)%	5.46%	5.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	(0.23)%	5.39%	5.92%	N/A
Other Classes (Return Before Taxes Only)
Class B	(3.39)%	5.60%	5.91%	6.10%	11/11/94
Class C	(0.11)%	5.70%	5.85%	5.27%	01/08/93
Class Y	1.62%	N/A	N/A	4.78%	01/04/01
Lehman Brothers Municipal Bond Index(2)	4.48%	7.20%	7.06%	N/A
Lipper New York Municipal Debt Funds Average(3)	3.51%	6.49%	6.25%	N/A
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. The index does not reflect deductions for fees, expenses or taxes.
(3)	Lipper New York Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives. It is not possible to invest directly in the average.

6	New York Portfolio

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None

Annual fund operating expenses
(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fee	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.05%	0.08%	0.06%	0.04%

Total annual fund operating expenses	0.70%	1.23%	1.26%	0.54%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Mutual Funds	7

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$469	$615	$774	$1,236
Class B (redemption at end of period)	$575	$690	$776	$1,342	*
Class B (no redemption)	$125	$390	$676	$1,342	*
Class C (redemption at end of period)	$228	$400	$692	$1,523
Class C (no redemption)	$128	$400	$692	$1,523
Class Y (with or without redemption)	$55	$173	$302	$677
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

New York municipal securities In addition to securities issued by the state of New York and certain other New York governmental issuers, “New York municipal securities” include debt obligations issued by certain non-New York governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these bonds is excluded from gross income for regular federal income tax purposes and is exempt from New York State and New York City personal income taxes. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The New York municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation and normally trade at prices below their stated maturity value.

Other debt securities The fund may invest up to 20% of its assets in municipal securities of non-New York issuers. Interest on these securities will generally be excluded from gross income for regular federal income tax purposes, but will be subject to New York income taxes. The fund may also invest up to 20% of its assets in debt securities that are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal and state taxation.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates;
■	As a substitute for buying or selling securities; or

8	New York Portfolio

■	As a cash flow management technique.

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund’s interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.citigroupam.com.

Management

Manager The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Smith Barney Mutual Funds	9

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Portfolio manager Joseph P. Deane, investment officer of the manager and managing director of CGMI, has been responsible for the day-to-day management of the fund’s portfolio since February 1999.

The SAI provides additional information about the portfolio manager’s compensation, any other accounts managed by the portfolio manager and any fund shares held by the portfolio manager, and has more detailed information about the manager and other fund service providers.

10	New York Portfolio

Management fee During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.49% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund’s sub-transfer agents (the “sub-transfer agents”). The sub-transfer agents perform certain shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Serv -

Smith Barney Mutual Funds	11

ices Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

12	New York Portfolio

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Smith Barney Mutual Funds	13

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

14	New York Portfolio

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Mutual Funds	15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer commission as a % of offering price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	-0-	-0-	up to 1.00*
*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem

16	New York Portfolio

these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Smith Barney Mutual Funds	17

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as of all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal an amount of the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases will be redeemed from your account.

18	New York Portfolio

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Smith Barney Mutual Funds	19

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

20	New York Portfolio

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

New York Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Smith Barney Mutual Funds	21

Through a systematic investment plan

You may authorize your Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

22	New York Portfolio

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.
Redeeming shares
Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Smith Barney Mutual Funds	23

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

New York Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

24	New York Portfolio

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The applicable sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by
certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the applicable sub-transfer agent
■	Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

26	New York Portfolio

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Smith Barney Mutual Funds	27

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

28	New York Portfolio

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain	Long-term capital gain
Dividends	Generally excluded from gross income if from interest on tax- exempt securities, otherwise ordinary income	Exempt from personal income taxes if from interest on New York municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Smith Barney Mutual Funds	29

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts. Some of the fund’s interest income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party

30	New York Portfolio

pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent’s close of business.

Smith Barney Mutual Funds	31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.57		$13.66	$13.19	$13.42		$12.78
Income (loss) from operations:
Net investment income	0.60		0.61	0.63	0.65	(2)	0.67
Net realized and unrealized gain (loss)	(0.30)		(0.09)	0.46	(0.23	)(2)	0.64
Total income from operations	0.30		0.52	1.09	0.42		1.31
Less distributions from:
Net investment income	(0.59)		(0.61)	(0.62)	(0.65)		(0.67)
In excess of net investment income	—		(0.00)*	—	—		—
Total distributions	(0.59)		(0.61)	(0.62)	(0.65)		(0.67)
Net asset value, end of year	$13.28		$13.57	$13.66	$13.19		$13.42
Total return(3)	2.28%		3.87%	8.42%	3.15%		10.57%
Net assets, end of year (millions)	$578		$617	$627	$633		$583
Ratios to average net assets:
Expenses(4)	0.69	%(5)	0.68%	0.70%	0.70%		0.69%
Net investment income	4.43		4.46	4.62	4.86	(2)	5.14

Portfolio turnover rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.85%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.70%.
*	Amount represents less than $0.01 per share.

32	New York Portfolio

For a Class B share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.57		$13.66	$13.19	$13.42		$12.78
Income (loss) from operations:
Net investment income	0.52		0.54	0.56	0.57	(2)	0.60
Net realized and unrealized gain (loss)	(0.29)		(0.09)	0.46	(0.22	)(2)	0.64
Total income from operations	0.23		0.45	1.02	0.35		1.24
Less distributions from:
Net investment income	(0.52)		(0.54)	(0.55)	(0.58)		(0.60)
In excess of net investment income	—		(0.00)*	—	—		—

Total distributions	(0.52)		(0.54)	(0.55)	(0.58)		(0.60)
Net asset value, end of year	$13.28		$13.57	$13.66	$13.19		$13.42
Total return(3)	1.72%		3.35%	7.86%	2.60%		9.96%
Net assets, end of year (millions)	$94		$120	$140	$139		$148
Ratios to average net assets:
Expenses(4)	1.22	%(5)	1.21%	1.22%	1.21%		1.22%
Net investment income	3.89		3.93	4.10	4.27	(2)	4.63
Portfolio turnover rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not waived, the actual expense ratio would have been 1.23%.
*	Amount represents less than $0.01 per share.

Smith Barney Mutual Funds	33

For a Class C share(1)(2) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001
Net asset value, beginning of year	$13.56		$13.65	$13.18	$13.41		$12.77
Income (loss) from operations:
Net investment income	0.52		0.53	0.55	0.57	(3)	0.58
Net realized and unrealized gain (loss)	(0.29)		(0.08)	0.47	(0.23	)(3)	0.65
Total income from operations	0.23		0.45	1.02	0.34		1.23
Less distributions from:
Net investment income	(0.52)		(0.54)	(0.55)	(0.57)		(0.59)
In excess of net investment income	—		(0.00)*	—	—		—
Total distributions	(0.52)		(0.54)	(0.55)	(0.57)		(0.59)
Net asset value, end of year	$13.27		$13.56	$13.65	$13.18		$13.41
Total return(4)	1.69%		3.30%	7.82%	2.56%		9.91%
Net assets, end of year (millions)	$42		$45	$45	$41		$32
Ratios to average net assets:
Expenses(5)	1.25	%(6)	1.24%	1.26%	1.26%		1.26%
Net investment income	3.86		3.90	4.05	4.27	(3)	4.55
Portfolio turnover rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
(6)	The investment manager voluntarily waived a portion of it’s management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.26%.
*	Amount represents less than $0.01 per share.

34	New York Portfolio

For a Class Y share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003	2002		2001(2)
Net asset value, beginning of year	$13.57		$13.65	$13.19	$13.42		$13.46
Income (loss) from operations:
Net investment income	0.62		0.63	0.67	0.67	(3)	0.16
Net realized and unrealized gain (loss)	(0.30)		(0.07)	0.44	(0.23	)(3)	(0.03)
Total income from operations	0.32		0.56	1.11	0.44		0.13
Less distributions from:
Net investment income	(0.62)		(0.64)	(0.65)	(0.67)		(0.17)
In excess of net investment income	—		(0.00)*	—	—		—
Total distributions	(0.62)		(0.64)	(0.65)	(0.67)		(0.17)
Net asset value, end of year	$13.27		$13.57	$13.65	$13.19		$13.42
Total return(4)	2.38%		4.13%	8.53%	3.33%		1.00%‡
Net assets, end of year (millions)	$4		$4	$4	$11		$10
Ratios to average net assets:
Expenses(5)	0.53	%(6)	0.51%	0.52%	0.52%		0.54%†
Net investment income	4.59		4.63	4.78	5.01	(3)	4.97 †
Portfolio turnover rate	5%		8%	14%	20%		16%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period January 4, 2001 (inception date) to March 31, 2001.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.00%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(5)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.
(6)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.54%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of total return for the period.
†	Annualized.

Smith Barney Mutual Funds	35

New York

Portfolio

An investment portfolio of SmithBarney Muni Funds

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04395)

FD0604 7/05

PENNSYLVANIA PORTFOLIO

Class A, B, C and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Pennsylvania Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks as high a level of income exempt from regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances the fund invests at least 80% of its assets in Pennsylvania municipal securities. Pennsylvania municipal securities include securities issued by the Commonwealth of Pennsylvania and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Pennsylvania state personal income taxes. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase from five to more than thirty years. The fund invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized statistical rating organization.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features
■	Considers the yield available for securities with different maturities and a security’s maturity in light of the outlook for the issuer and its sector and interest rates

2	Pennsylvania Portfolio

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Pennsylvania municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Pennsylvania municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Pennsylvania appears to be recovering from a recent recession, which together with slow economic growth, contributed to an increase in the state’s unemployment rate over the past several years. The state anticipates that personal income growth in Pennsylvania will remain slightly below that of the U.S. and that the state’s unemployment rate will be close to the national rate. Because a substantial majority of the state’s general fund revenues are derived from its sales tax and personal income tax, any reduction in personal income or employment levels could result in lower state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Pennsylvania municipal obligations to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. More detailed information about the economy of Pennsylvania may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and Pennsylvania state personal income taxes. The fund may realize capital gains in the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s interest income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Pennsylvania.

Smith Barney Mutual Funds	3

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a Pennsylvania taxpayer in a high federal tax bracket seeking income exempt from regular federal income taxes and Pennsylvania personal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of a fund that invests in municipal securities, including the risks of concentrating in a single state

4	Pennsylvania Portfolio

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 8.04% in 1st quarter 1995; Lowest: (2.69)% in 4th quarter 1999; Year to date: 0.47% through 6/30/05.

Smith Barney Mutual Funds	5

Average Annual Total Returns

(for periods ended December 31, 2004)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A
Return before taxes	(2.00)%	5.92%	6.29%	5.92%	4/4/94
Return after taxes on distributions(1)	(2.00)%	5.92%	6.21%	N/A
Return after taxes on distributions and sale of fund shares(1)	0.30%	5.85%	6.16%	N/A
Other Classes (Return before taxes only)
Class B	(2.85)%	6.06%	6.17%	5.53%	6/20/94
Class C	0.50%	6.16%	6.11%	5.71%	4/5/94
Class Y**	N/A	N/A	N/ A	N/A	N/A
Lehman Brothers Municipal Bond Index(2)	4.48%	7.20%	7.06%	6.55%	*
Lipper Pennsylvania Municipal Debt Funds Average(3)	3.55%	6.27%	6.05%	N/A	*
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Pennsylvania Municipal Debt Funds Average reflects the performance of 62 funds in the Pennsylvania municipal debt fund category with reinvestment of dividends and capital gains, but reflects no deduction for sales charges or taxes. It is not possible to invest directly in the average.
*	Index performance begins on April 30, 1994.
**	There were no Class Y shares outstanding for the calendar year ended December 31, 2004.

6	Pennsylvania Portfolio

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**
Management fee	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None
Other expenses	0.16%	0.19%	0.20%	0.16%

Total annual fund operating expenses	0.76%	1.29%	1.35%	0.61%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated for the fiscal year ended March 31, 2005 based on expenses incurred by Class A shares, because no Class Y shares were outstanding for the fiscal year ended March 31, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Mutual Funds	7

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$475	$633	$805	$1,305
Class B (redemption at end of period)	$581	$709	$808	$1,410	*
Class B (no redemption)	$131	$409	$708	$1,410	*
Class C (redemption at end of period)	$237	$428	$739	$1,624
Class C (no redemption)	$137	$428	$739	$1,624
Class Y (with or without redemption)	$62	$195	$340	$762
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Pennsylvania municipal securities In addition to securities issued by the state of Pennsylvania and certain Pennsylvania governmental issuers “Pennsylvania municipal securities” include debt obligations issued by certain non-Pennsylvania governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Pennsylvania municipal securities is exempt from regular federal income tax and Pennsylvania personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Pennsylvania municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation and normally trade at prices below their stated maturity value.

Other debt securities The fund may invest up to 20% of its assets in municipal securities of non-Pennsylvania issuers. These securities will generally be exempt from regular federal income taxes, but not Pennsylvania income taxes. The fund may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will be subject to federal taxation and may be subject to state taxation.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates;
■	As a substitute for buying or selling securities; or
■	As a cash flow management technique.

8	Pennsylvania Portfolio

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures contracts present the same types of default risk as issuers of fixed income securities.

The fund may invest in inverse floating rate securities. These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates. Inverse floaters and futures are volatile and involve leverage, which may expose the fund to increased risk of loss. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures used for hedging purposes if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.citigroupam.com.

Management

Manager The fund’s investment adviser is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—

Smith Barney Mutual Funds	9

and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Portfolio manager Peter M. Coffey, investment officer of the manager and managing director of CGMI, has been responsible for the day-to-day management of the fund’s portfolio since the fund commenced operations in April 1994.

The SAI provides additional information about the portfolio manager’s compensation, any other accounts managed by the portfolio manager and

10	Pennsylvania Portfolio

any fund shares held by the portfolio manager, and has more detailed information about the manager and other fund service providers.

Management fees During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.44% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a subtransfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose

Smith Barney Mutual Funds	11

to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own

12	Pennsylvania Portfolio

expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Exam-ple at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Smith Barney Mutual Funds	13

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
Uniform Gifts or Transfers to Minors Accounts	$250	$15 million	$50

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

14	Pennsylvania Portfolio

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Mutual Funds	15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	0.00	0.00	up to 1.00	*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

16	Pennsylvania Portfolio

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Serv -

Smith Barney Mutual Funds	17

ice Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal an amount of the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

18	Pennsylvania Portfolio

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due, for your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Smith Barney Mutual Funds	19

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

20	Pennsylvania Portfolio

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Pennsylvania Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Smith Barney Mutual Funds	21

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds to buy shares on a regular basis.

■   Amounts transferred should be at least $25 monthly or $50 quarterly

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■   You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■   Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

22	Pennsylvania Portfolio

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required. Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

Smith Barney Mutual Funds	23

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Pennsylvania Portfolio

Smith Barney Muni Funds

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund and your account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

24	Pennsylvania Portfolio

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■   Your shares must not be represented by certificates

■   All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees. To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

26	Pennsylvania Portfolio

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in for -

Smith Barney Mutual Funds	27

eign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that

28	Pennsylvania Portfolio

result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund pays dividends each month from its net investment income. The fund generally makes distributions of both short-term and long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	Pennsylvania personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually income
Long-term capital gain distributions	Long-term capital gain	Income
Dividends	Generally excluded from gross income if from interest on tax- exempt securities, otherwise ordinary income	Exempt from personal income taxes if from interest on Pennsylvania municipal securities, otherwise income

Smith Barney Mutual Funds	29

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and Pennsylvania state personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. Some of the fund’s interest income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Pennsylvania.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

30	Pennsylvania Portfolio

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no shares were outstanding during these fiscal years. Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003		2002		2001
Net asset value, beginning of year	$13.05		$13.18	$12.79		$12.89		$12.18
Income (loss) from operations:
Net investment income	0.59		0.63	0.67		0.69	(2)	0.69
Net realized and unrealized gain (loss)	(0.29)		(0.12)	0.40		(0.09	)(2)	0.71
Total income from operations	0.30		0.51	1.07		0.60		1.40
Less distributions from:
Net investment income	(0.59)		(0.63)	(0.67)		(0.69)		(0.69)
In excess of net investment income	(0.01)		(0.01)	(0.01)		(0.01)		—
Total distributions	(0.60)		(0.64)	(0.68)		(0.70)		(0.69)
Net asset value, end of year	$12.75		$13.05	$13.18		$12.79		$12.89
Total return(3)	2.39%		3.90%	8.49%		4.69%		11.84%
Net assets, end of year (000s)	$38,319		$38,126	$34,099		$35,370		$31,203
Ratios to average net assets:
Expenses(4)	0.76	%(5)	0.72%	0.66	%(5)	0.50	%(5)	0.54	%(5)
Net investment income	4.62		4.74	5.07		5.34	(2)	5.55
Portfolio turnover rate	10%		23%	33%		49%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.33%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.
(5)	The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 0.76%, 0.72%, 0.70% and 0.74%, respectively.

32	Pennsylvania Portfolio

For a Class B share(1) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003		2002		2001
Net asset value, beginning of year	$13.01		$13.14	$12.76		$12.86		$12.17
Income (loss) from operations:
Net investment income	0.52		0.55	0.59		0.62	(2)	0.62
Net realized and unrealized gain (loss)	(0.29)		(0.11)	0.40		(0.08	)(2)	0.70
Total income from operations	0.23		0.44	0.99		0.54		1.32
Less distributions from:
Net investment income	(0.52)		(0.56)	(0.60)		(0.63)		(0.63)
In excess of net investment income	(0.01)		(0.01)	(0.01)		(0.01)		—
Total distributions	(0.53)		(0.57)	(0.61)		(0.64)		(0.63)
Net asset value, end of year	$12.71		$13.01	$13.14		$12.76		$12.86
Total return(3)	1.84%		3.37%	7.89%		4.22%		11.15%
Net assets, end of year (000s)	$26,788		$33,388	$39,184		$36,108		$29,894
Ratios to average net assets:
Expenses(4)	1.29	%(5)	1.26%	1.20	%(5)	1.03	%(5)	1.08	%(5)
Net investment income	4.09		4.21	4.54		4.80	(2)	5.01
Portfolio turnover rate	10%		23%	33%		49%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the change to net investment income and net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.
(5)	The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 1.29%, 1.25%, 1.24% and 1.28%, respectively.

Smith Barney Mutual Funds	33

For a Class C share(1)(2) of beneficial interest outstanding throughout each year ended March 31:

	2005		2004	2003		2002		2001
Net asset value, beginning of year	$13.00		$13.13	$12.75		$12.85		$12.16
Income (loss) from operations:
Net investment income	0.52		0.54	0.59		0.62	(3)	0.61
Net realized and unrealized gain (loss)	(0.29)		(0.11)	0.40		(0.09	)(3)	0.70
Total income from operations	0.23		0.43	0.99		0.53		1.31
Less distributions from:
Net investment income	(0.52)		(0.55)	(0.60)		(0.62)		(0.62)
In excess of net investment income	(0.01)		(0.01)	(0.01)		(0.01)		—
Total distributions	(0.53)		(0.56)	(0.61)		(0.63)		(0.62)
Net asset value, end of year	$12.70		$13.00	$13.13		$12.75		$12.85
Total return(4)	1.79%		3.32%	7.84%		4.16%		11.08%
Net assets, end of year (000s)	$11,865		$13,107	$13,055		$12,472		$10,381
Ratios to average net assets:
Expenses(5)	1.34	%(6)	1.31%	1.25	%(6)	1.08	%(6)	1.16	%(6)
Net investment income	4.04		4.15	4.48		4.77	(3)	4.94
Portfolio turnover rate	10%		23%	33%		49%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed Class C shares.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.76%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.
(6)	The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2003, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 1.35%, 1.31%, 1.28% and 1.36%, respectively.

34	Pennsylvania Portfolio

Pennsylvania Portfolio

An investment portfolio of Smith Barney Muni Funds

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04395)

FD0772 7/05

CALIFORNIA MONEY

MARKET PORTFOLIO

Class A and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

California Money Market Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

You should know:  An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in short-term high quality California municipal securities. These include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and California personal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities. The manager only selects securities of issuers that it believes present minimal credit risk. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities
■	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short-term municipal debt instruments or money market funds as a result of the following risks:

2	California Money Market Portfolio

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	California municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting California municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

You should be aware that California has been experiencing economic difficulties as a result of many factors, including the downturn in the high technology sector and the slowdown in the national economy in recent years. California has experienced employment gains and an improving economy in the past year. However, it is not certain that this economic upturn will continue. Also, California has large structural budget shortfall for the state’s fiscal year beginning July 1, 2005. A ballot initiative sponsored by Governor Schwarzenegger, which passed overwhelmingly in 2004, requires a balanced budget. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high-quality California municipal obligations to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and California personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than California.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal

Smith Barney Mutual Funds	3

security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Who may want to invest The fund may be an appropriate investment if you are:

■	A California taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and California personal income tax
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for each of the past 10 years and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The table shows the performance of the fund’s Class A shares for each of the past 10 calendar years. Class Y shares have different performance because of different expenses.

Total Return for Class A Shares

4	California Money Market Portfolio

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 0.87% in 2nd quarter 1995; Lowest: 0.08% in 3rd quarter 2003

Year to date: 0.79% through 6/30/05.

Average Annual Total Returns

(for periods ended December 31, 2004)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	0.66%	1.40%	2.14%	2.39%	05/31/90
Class Y	0.77%	1.56%	n/a	2.10%	07/19/96
90-day T-bill	1.38%	2.67%	3.88%	n/a	n/a

7-day yield as of December 31, 2004:

Class A: 1.35%; Class Y: 1.47%

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class Y
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.03%	0.01%

Total annual fund operating expenses	0.59%	0.47%
*	Class A Shares acquired through an exchange for shares of another Smith Barney fund that were originally acquired at net asset value subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC.

Smith Barney Mutual Funds	5

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A	$60	$189	$329	$738
Class Y	$48	$151	$263	$591

More on the fund’s investments

California municipal securities In addition to securities issued by the State of California and certain other California governmental issuers, “California municipal securities” include debt obligations issued by certain non-California governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on California municipal securities is exempt from regular federal income tax and California personal income taxes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Structured securities The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

6	California Money Market Portfolio

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Portfolio manager Joseph P. Deane, investment officer of SBFM and managing director of CGMI, has been responsible for the day-to-day management of the fund since 1990. Julie P. Callahan, investment officer of SBFM and director of CGMI, shares the responsibility for the day-to-day management of the fund with Mr. Deane since 2002.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and

Smith Barney Mutual Funds	7

any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Management fees During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.45% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, Class A shares pay a service fee. The fee in Class A shares is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

8	California Money Market Portfolio

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent. Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain functions including shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section

Smith Barney Mutual Funds	9

206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You may purchase Class A shares which are sold at net asset value with no initial or deferred sales charge. Class A shares are subject to ongoing distribution and service fees.

10	California Money Market Portfolio

You may purchase Class Y shares only if you are making an initial investment of at least $15,000,000. Class Y shares are sold at net asset value.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent or consult the SAI for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Class A	Class Y	All Classes
General	$1,000	$15 million	$50
Uniform Gifts or Transfers to Minors Accounts	$250	$15 million	$50

Letter of intent: Class Y shares

You may buy Class Y shares of the fund at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 minimum initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Deferred sales charges

Class A shares

If Class A shares of the fund are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a deferred sales charge of 1.00%.

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Smith Barney Mutual Funds	11

You do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares that represent reinvested distributions and dividends
■	Shares that are no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

12	California Money Market Portfolio

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Smith Barney Muni Funds

California Money Market Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging.

■   You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■   Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Smith Barney Mutual Funds	13

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Smith Barney Mutual Funds Shareholder Services at 1-800-457-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of another fund’s shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.
By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

14	California Money Market Portfolio

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Muni Funds

California Money Market Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund and your account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH) or wire.

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	15

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent, the transfer agent or the sub-transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts

16	California Money Market Portfolio

■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s

Smith Barney Mutual Funds	17

shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

The Boards of the various Smith Barney non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund. If you plan to exchange your money market shares for shares of another Smith Barney fund, please read the prospectus of that other Smith Barney mutual fund.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes capital gain distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

18	California Money Market Portfolio

The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	California personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any deferred sales charge	Usually no gain or loss; loss may result to extent of any deferred sales charge

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax- exempt securities, otherwise ordinary income	Exempt from personal income tax if from interest on California municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and California personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than California.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you

Smith Barney Mutual Funds	19

may be subject to back-up withholding on your distributions, dividends and redemption proceeds.

Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Form of Purchase Payment	Purchase is Effective and Dividends Begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day
■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day
■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent	At the close of regular trading on the NYSE the next business day
■ Other forms of payment received by the transfer agent

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

20	California Money Market Portfolio

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Class A share of beneficial interest outstanding throughout each year ended March 31:

Class A Shares	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Income From Operations
Net investment income	0.009		0.004	0.008	0.016	0.030
Net realized gains	0.000	*	—	—	—	—
Total Income From Operations	0.009		0.004	0.008	0.016	0.030
Less Distributions From:
Net investment income	(0.009)		(0.004)	(0.008)	(0.016)	(0.030)
Net realized gains	(0.000	)*	—	—	—	—
Total Distributions	(0.009)		(0.004)	(0.008)	(0.016)	(0.030)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	0.87%		0.44%	0.76%	1.66%	3.03%
Net Assets, End of Year (millions)	$2,637		$2,398	$2,388	$2,618	$3,355
Ratios to Average Net Assets:
Expenses(2)	0.58	%(3)	0.58%	0.64%	0.63%	0.63%
Net investment income	0.89		0.44	0.76	1.67	2.97

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.59%.
*	Amount represents less than $0.001 per share.

Smith Barney Mutual Funds	21

For a Class Y share of beneficial interest outstanding throughout each year ended March 31:

Class Y Shares	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Income From Operations
Net investment income	0.010		0.006	0.010	0.018	0.031
Net realized gains	0.000	*	—	—	—	—
Total Income From Operations	0.010		0.006	0.010	0.018	0.031
Less Distributions From:
Net investment income	(0.010)		(0.006)	(0.010)	(0.018)	(0.031)
Net realized gains	(0.000	)*	—	—	—	—
Total Distributions	(0.010)		(0.006)	(0.010)	(0.018)	(0.031)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(1)	0.99%		0.62%	1.02%	1.78%	3.12%
Net Assets, End of Year (millions)	$37		$47	$0 **	$0 **	$0 **
Ratios to Average Net Assets:
Expenses(2)	0.46	%(3)	0.45%	0.53%	0.54%	0.54%
Net investment income	1.02		0.54	0.87	1.72	3.06

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.47%.
*	Amount represents less than $0.001 per share.
**	Amount represents less than $0.5 million.

22	California Money Market Portfolio

California Money Market Portfolio

An investment portfolio of Smith Barney Muni Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (“SAI”) provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent or by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-04395)

FD0773 7/05

NEW YORK MONEY

MARKET PORTFOLIO

Class A and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

New York Money Market Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal Investment strategies

Key investments As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in short-term high quality New York municipal securities. These include securities issued by the State of New York and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and New York State and New York City personal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities. The manager only selects securities of issuers that it believes present minimal credit risk. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	May trade between general obligation and revenue bonds, and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities
■	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

2	New York Money Market Portfolio

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short-term municipal debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	New York municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting New York municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

New York’s economy continues to experience the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and of New York City particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could result in significant job losses and smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The fund may realize capital gains subject to regular federal income taxes and New York State and New York City personal income taxes on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may

Smith Barney Mutual Funds	3

be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Who may want to invest The fund may be an appropriate investment if you are:

■	A New York taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and New York State and New York City personal income taxes
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for each of the past 10 years and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The table shows the performance of the fund’s Class A shares for each of the past 10 calendar years. Class Y shares have different performance because of different expenses.

4	New York Money Market Portfolio

Total Return for Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 0.91% in 4th quarter 2000; Lowest: 0.08% in 3rd quarter 2003; Year to date: 0.78% through 6/30/05.

Average Annual Total Returns

for periods ended December 31, 2004

Class	1 year	5 years	10 years	Since inception	Inception date
A	0.64%	1.49%	2.20%	2.16%	9/30/92
Y	0.77%	n/a	n/a	0.76%	12/3/03
90-day T-bill	1.38%	2.67%	3.88%	n/a	n/a

7-day yield as of December 31, 2004:

Class A: 1.30%. Class Y: 1.42%

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	None

Smith Barney Mutual Funds	5

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class Y
Management fee	0.47%	0.47%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.03%	0.01%

Total annual fund operating expenses	0.60%	0.48%

*	Class A shares acquired through an exchange for shares of another Smith Barney fund that were originally acquired at net asset value subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A	$61	$192	$335	$750
Class Y	$49	$154	$269	$604

More on the fund’s investments

New York municipal securities In addition to debt obligations issued by the State of New York and certain other New York governmental issuers, “New York municipal securities” include debt obligations issued by certain non-New York governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on New York municipal securities is exempt from regular federal income tax and New York State and New York City personal income taxes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial

6	New York Money Market Portfolio

paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Structured securities The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and

Smith Barney Mutual Funds	7

oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Portfolio manager Joseph P. Deane, investment officer of SBFM and managing director of CGMI, has been responsible for the day-to-day management of the fund since 1992. Julie P. Callahan, investment officer of SBFM and director of CGMI, shares the responsibility for the day-to-day management of the fund with Mr. Deane since 2002.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory

8	New York Money Market Portfolio

contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Management fee During the fiscal year ended March 31, 2005, the manager received an advisory fee equal to 0.46% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, Class A shares pay a service fee. The fee in Class A shares is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain functions including shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

Smith Barney Mutual Funds	9

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also

10	New York Money Market Portfolio

must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Choosing a class of shares to buy

You may purchase Class A shares which are sold at net asset value with no initial or deferred sales charge. Class A shares are subject to ongoing distribution and service fees.

You may purchase Class Y shares only if you are making an initial investment of at least $15,000,000. Class Y shares are sold at net asset value.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent or consult the SAI for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Class A	Class Y	All Classes
General	$1,000	$15 million	$50
Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Smith Barney Mutual Funds	11

Letter of intent: Class Y shares

You may buy Class Y shares of the fund at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 minimum initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Deferred sales charges

Class A shares

If Class A shares of the fund are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a deferred sales charge of 1.00%.

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

You do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares that represent reinvested distributions and dividends
■	Shares that are no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

12	New York Money Market Portfolio

Deferred sales charge waivers

The deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Smith Barney Muni Funds

New York Money Market Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Smith Barney Mutual Funds	13

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

14	New York Money Market Portfolio

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Muni Funds

New York Money Market Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

Smith Barney Mutual Funds	15

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH) or wire.

For more information, contact your Service Agent or consult the SAI.

16	New York Money Market Portfolio

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent, the transfer agent or the sub-transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts

Smith Barney Mutual Funds	17

■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions  If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares  Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s

18	New York Money Market Portfolio

shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

The Boards of the various Smith Barney non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund. If you plan to exchange your money market shares for shares of another Smith Barney fund, please read the prospectus of that other Smith Barney mutual fund.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Smith Barney Mutual Funds	19

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any deferred sales charge	Usually no gain or loss; loss may result to extent of any deferred sales charge
Long-term capital gain distributions	Long-term capital gain	Long-term capital gain
Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income taxes if from interest on New York municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

20	New York Money Market Portfolio

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00.

Form of purchase payment	Purchase is effective and dividends begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day

■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment received by the transfer agent

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	21

Financial highlights

The financial highlights table is intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Class A share of beneficial interest outstanding throughout each year ended March 31:

Class A Shares	2005		2004	2003	2002	2001
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Income from operations:
Net investment income	0.008		0.004	0.007	0.017	0.034
Net realized gain	0.000	*	0.000 *	—	—	—
Total income from operations	0.008		0.004	0.007	0.017	0.034
Less distributions from:
Net investment income	(0.008)		(0.004)	(0.007)	(0.017)	(0.034)
Net realized gains	(0.000	)*	(0.000)*	—	—	—
Total distributions	(0.008)		(0.004)	(0.007)	(0.017)	(0.034)
Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return(1)	0.86%		0.42%	0.74%	1.67%	3.40%
Net assets, end of year (millions)	$1,810		$1,915	$1,828	$2,044	$2,058
Ratios to average net assets:
Expenses(2)	0.59	%(3)	0.60%	0.64%	0.64%	0.65%
Net investment income	0.84		0.41	0.74	1.65	3.32

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(2)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.60%.
*	Amount represents less than $0.001 per share.

22	New York Money Market Portfolio

For a Class Y share of beneficial interest outstanding throughout each year ended March 31:

Class Y Shares	2005		2004(1)
Net asset value, beginning of year	$1.00		$1.00
Income from operations:
Net investment income	0.010		0.002
Net realized gain	0.000	*	0.000	*
Total income from operations	0.010		0.002
Less distributions from:
Net investment income	(0.010)		(0.002)
Net realized gains	(0.000	)*	(0.000	)*
Total distributions	(0.010)		(0.002)
Net asset value, end of year	$1.00		$1.00
Total return(2)	0.98%		0.17	%‡
Net assets, end of year (millions)	$126		$52
Ratios to average net assets:
Expenses(3)	0.47	%(4)	0.47	%†
Net investment income	1.00		0.51	†

(1)	For the period December 3, 2003 (inception date) to March 31, 2004.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, total return would be lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70%.
(4)	The investment manager voluntarily waived a portion of it’s management fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 0.48%.
*	Amount represents less than $0.001 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

Smith Barney Mutual Funds	23

New York Money Market Portfolio

An investment portfolio of Smith Barney Muni Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (“SAI”) provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http:www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file

no. 811-04395)

FD0774 7/05

MASSACHUSETTS MONEY

MARKET PORTFOLIO

Class A and Y Shares

July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Massachusetts Money Market Portfolio

The fund is a series of Smith Barney Muni Funds, a Massachusetts business trust.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Smith Barney Mutual Funds	1

Investments, risks and expenses

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Key investments As a matter of fundamental policy, under normal circumstances the fund invests at least 80% of its assets in short-term high quality Massachusetts municipal securities. These include securities issued by the Commonwealth of Massachusetts and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Massachusetts personal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities. The manager only selects securities of issuers that it believes present minimal credit risk. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities
■	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

2	Massachusetts Money Market Portfolio

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other municipal short-term debt instruments or money market funds, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Massachusetts municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Massachusetts municipal issuers with greater risk than a geographically diverse fund
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The manager’s judgment about the attractiveness, value, income potential or credit quality of a particular security proves to be incorrect

Massachusetts appears to be recovering from the recession that began in 2001, but is lagging behind the nation in many indicators, particularly employment levels. Because a substantial majority of the state’s tax revenues are derived from its income tax and sales and use tax, any reduction in personal income or employment levels could result in lower state tax revenues. Additionally, the state’s “Big Dig” highway project, originally budgeted at slightly more than $2 billion, is currently estimated to cost approximately $14.6 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding through 2012 is slated to go toward the Big Dig. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal obligations to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the fund’s Statements of Additional Information.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and Massachusetts personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum

Smith Barney Mutual Funds	3

tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Massachusetts.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterised as taxable.

Who may want to invest The fund may be an appropriate investment if you are:

■	A Massachusetts taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and Massachusetts personal income tax
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

4	Massachusetts Money Market Portfolio

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for each of the past 5 years and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The table shows the performance of the fund’s Class A shares for each of the past 5 calendar years. Class Y shares have different performance because of different expenses.

Total Return for Class A Shares

Highest and lowest quarter returns:

(for periods shown in the bar chart)

Highest: 0.92% in 4th quarter 2000; Lowest: 0.08% in 3rd quarter 2003; Year to date: 0.76% through 6/30/05.

Smith Barney Mutual Funds	5

Average Annual Total Returns

(for periods ended December 31, 2004)

Class	1 Year	5 Years	10 Years	Since Inception	Inception Date
A	0.60%	1.54%	N/A	1.63%	9/14/99
Y*	N/A	N/A	N/A	N/A
90-day T-bill	1.38%	2.67%	3.88%	2.80%	**
*	There were no Class Y shares outstanding for the calendar year ended December 31, 2004.
**	Comparison begins on September 14, 1999.

7-day yield as of December 31, 2004:

Class A: 1.27%.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class Y**
Management fee	0.48%	0.48%
Distribution and service (12b-1) fees	0.10%	None
Other expenses	0.06%	0.06%

Total annual fund operating expenses	0.64%	0.54%
*	Class A shares acquired through an exchange for shares of another Smith Barney fund that were originally acquired at net asset value subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC.
**	For Class Y shares, “other expenses” have been estimated for the fiscal year ended March 31, 2005 based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended March 31, 2005.

6	Massachusetts Money Market Portfolio

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the periods shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A	$65	$205	$357	$798
Class Y	$55	$173	$302	$677

More on the fund’s investments

Massachusetts municipal securities In addition to securities issued by the Commonwealth of Massachusetts and certain other Massachusetts governmental issuers, “Massachusetts municipal securities” include debt obligations issued by certain non-Massachusetts governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Massachusetts municipal securities is exempt from regular federal income tax and Massachusetts personal income taxes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Structured securities The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap

Smith Barney Mutual Funds	7

enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI.

Management

Manager The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”), an affiliate of Citigroup Global Markets Inc. (“CGMI”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGMI are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Portfolio manager Joseph P. Deane, investment officer of SBFM and managing director of CGMI, has been responsible for the day-to-day management

8	Massachusetts Money Market Portfolio

of the fund since 1999. Julie P. Callahan, investment officer of SBFM and director of CGMI, shares the responsibility for the day-to-day management of the fund with Mr. Deane since 2002.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the fund’s investment adviser (the “manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager, and any related sub-advisory contract, where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the manager (and a new sub-advisory contract, if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract, if applicable) will be presented to the shareholders of the fund for their approval.

Management fees During the fiscal year ended March 31, 2005, the manager received a management fee equal to 0.47% of the fund’s average daily net assets.

Smith Barney Mutual Funds	9

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, Class A shares pay a service fee. The fee on Class A shares is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent performs certain functions including shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment

10	Massachusetts Money Market Portfolio

of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Smith Barney Mutual Funds	11

Choosing a class of shares to buy

You may purchase Class A shares which are sold at net asset value with no initial or deferred sales charge. Class A shares are subject to ongoing distribution and service fees.

You may purchase Class Y shares only if you are making an initial investment of at least $15,000,000. Class Y shares are sold at net asset value.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”); or
■	The fund, but only if you are investing through certain Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent or consult the SAI for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Class A	Class Y	All Classes
General	$1,000	$15 million	$50
Uniform Gifts or Transfers to Minors Accounts	$250	$15 million	$50

Letter of intent: Class Y shares

You may buy Class Y shares of the fund at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 minimum initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Deferred sales charges

If Class A shares of the fund are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. If you redeem these shares within 12

12	Massachusetts Money Market Portfolio

months of the date you purchased shares of the original fund, the fund’s shares may be subject to a deferred sales charge of 1.00%.

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

You do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares that represent reinvested distributions and dividends
■	Shares that are no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	13

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Smith Barney Muni Funds

Massachusetts Money Market Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

14	Massachusetts Money Market Portfolio

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging.

■   You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■   Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of another fund’s shares subject to a deferred sales charge.

Smith Barney Mutual Funds	15

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

16	Massachusetts Money Market Portfolio

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Muni Funds

Massachusetts Money Market Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund and your account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on an electronic transfer (ACH) or wire.

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	17

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent, the transfer agent or the sub-transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts

18	Massachusetts Money Market Portfolio

■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares  Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s

Smith Barney Mutual Funds	19

shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

The Boards of the various Smith Barney non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund. If you plan to exchange your money market shares for shares of another Smith Barney fund, please read the prospectus of that other Smith Barney mutual fund.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

20	Massachusetts Money Market Portfolio

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any deferred sales charge	Usually no gain or loss; loss may result to extent of any deferred sales charge
Long-term capital gain distributions	Long-term capital gain	Long-term capital gain
Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income tax if from interest on Massachusetts municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and/or Massachusetts personal income tax. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Massachusetts.

Smith Barney Mutual Funds	21

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Form of Purchase Payment	Purchase is Effective and Dividends Begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day

■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent ■ Other forms of payment received by the transfer agent	At the close of regular trading on the NYSE on the next business day

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

22	Massachusetts Money Market Portfolio

Financial highlights

The financial highlights table is intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no shares were outstanding during the fiscal year.

For a Class A share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00		$1.00
Net investment income	0.008		0.004	0.008	0.018		0.034
Dividends from net investment income	(0.008)		(0.004)	(0.008)	(0.018)		(0.034)
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00		$1.00
Total return(2)	0.81%		0.44%	0.78%	1.81%		3.46%
Net Assets, End of Year (millions)	$183		$223	$254	$300		$336
Ratios to Average Net Assets:
Expenses(3)	0.64	%(4)	0.61%	0.65%	0.65	%(4)	0.65	%(4)
Net investment income	0.79		0.43	0.78	1.80		3.36

(1)	Per share amounts have been calculated using monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80%.
(4)	The investment manager voluntarily waived a portion of its management fee for the years ended March 31, 2005, 2002 and 2001. If such fees were not voluntarily waived, the actual expense ratios would have been 0.64%, 0.66% and 0.66%, respectively.

Smith Barney Mutual Funds	23

Massachusetts Money Market Portfolio

An investment portfolio of Smith Barney Muni Funds

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (“SAI”) provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent or by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04395)

FD01673 7/05

July 29, 2005

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY MUNI FUNDS

125 Broad Street

New York, NY 10004

(800) 451-2010

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with each prospectus of the Smith Barney Muni Funds (the “Trust”) dated July 29, 2005, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each prospectus. Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders, which are incorporated herein by reference. Each fund’s prospectus may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. (“PFSI”) Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”) or by writing or calling Citigroup Global Markets Inc. (“CGM”) at the address or telephone number set forth above. Shares of Smith Barney Muni Funds are offered currently with a choice of nine portfolios: the National Portfolio, the Limited Term Portfolio, the Florida Portfolio, the Georgia Portfolio, the New York Portfolio, the Pennsylvania Portfolio, the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio (collectively referred to as the “funds” and individually as a “fund”).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE COMPANY OR ANY OTHER AGENCY, AND INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

Each prospectus discusses a specific fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in its prospectus. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager and administrator to each fund.

National Portfolio.    The National Portfolio seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing. The National Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax (“AMT”)). The fund may also invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

Limited Term Portfolio seeks as high a level of income exempt from regular federal income taxes as is consistent with prudent investing. The Limited Term Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets—and the fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes)—in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT). The fund normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between three and 10 years. The fund may invest up to 20% of its assets in taxable fixed income securities issued or guaranteed by the full faith and credit of the United States.

Florida Portfolio seeks to pay its shareholders as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, and generally selects investments that will enable its shares to be exempt from the Florida intangibles tax. The Florida Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from the Florida intangibles tax in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

Georgia Portfolio seeks to provide as high a level of income exempt from regular federal income taxes and from Georgia personal income taxes as is consistent with prudent investing. The Georgia Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the state of Georgia in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

New York Portfolio seeks to provide as high a level of income exempt from regular federal income taxes and from New York State and New York City personal income taxes as is consistent with prudent investing. The New York Portfolio has a fundamental policy that, under normal market conditions, the fund will seek to invest 100% of its assets and invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of New York State and New York City in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its total assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

Pennsylvania Portfolio seeks to pay its shareholders as high a level of income exempt from both regular federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Pennsylvania Portfolio has a fundamental policy that, under normal market conditions, the fund will seek to invest 100% of its assets and invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel for the various issuers. The fund may invest up to 20% of its assets in taxable fixed income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States.

California Money Market Portfolio seeks to provide income exempt from regular federal income taxes and from California personal income taxes from a fund of high quality short-term municipal obligations selected for liquidity and stability. The California Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the state of California in the opinion of bond counsel for the various issuers.

New York Money Market Portfolio seeks to provide its shareholders with income exempt from both regular federal income taxes and New York State and New York City personal income taxes from a fund of high quality short-term New York municipal obligations selected for liquidity and stability. The New York Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of New York State and New York City in the opinion of bond counsel for the various issuers.

Massachusetts Money Market Portfolio seeks to provide income exempt from regular federal income taxes and from Massachusetts personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability. The Massachusetts Money Market Portfolio has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the Commonwealth of Massachusetts in the opinion of bond counsel for the various issuers.

Investments and Investment Policies

Municipal Obligations.    In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal obligations” includes certain types of industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

The two principal classifications of municipal obligations are “general obligation” and “revenue.” General obligations are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Currently, the majority of each fund’s municipal obligations are revenue bonds.

For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements relating to the funds’ qualification as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Each fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The funds believe that, in general, the secondary market for tax-exempt securities in each of the funds’ portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Municipal obligations also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the funds and the value of a fund’s investments would be affected. The Trust’s Board of Trustees would then reevaluate the funds’ investment objectives and policies.

Ratings.    Municipal bonds purchased by the funds (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of a fund’s municipal bonds must be rated within the three highest ratings categories by a NRSRO. Investment-grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA/Aaa rated (the highest rating) even though the issuer does not obtain a new rating. Up to one-third of a fund’s assets may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered by Moody’s to be of medium quality and have speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the manager, it is believed that such securities are at least of comparable quality to those securities in which the fund may invest. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After a fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

Each fund’s short-term municipal obligations (except those of California Money Market, New York Money Market and Massachusetts Money Market Portfolios) will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody’s or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or having a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the manager to be comparable).

Short-Term Instruments.    Among the types of short-term instruments in which each fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days’ notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the fund. A fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days’ notice or less, for all or any part of the fund’s participation interest in the tax-exempt security, plus accrued interest. Each fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax- exempt securities over the negotiated yield at which the instruments were purchased by a fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

Limited Term Portfolio.    The Limited Term Portfolio tries to reduce the volatility of its share prices by seeking to maintain an average effective portfolio maturity of between 3 and 10 years. It measures the “average” maturity of all of its securities on a “dollar-weighted” basis, meaning that larger securities holdings have a greater effect on overall portfolio maturity than smaller holdings.

The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors may cause the “effective” maturity to be shorter than the stated maturity. For example, a bond’s effective maturity might be deemed to be shorter (for pricing and trading purposes) than its stated maturity if its coupon interest rate or rate of accretion of discount is higher than current market interest rates or when the bond is callable (i.e., the issuer can pay off the bond prior to its stated maturity), in addition to other factors such as mandatory put provisions and scheduled sinking fund payments. When interest rates change, securities that have an effective maturity that is shorter than their stated maturity tend to behave like securities having those shorter maturity dates.

Money Market Instruments.    The California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio each operate as a money market fund and utilize certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, none of these funds will purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 397 days, or maintain a dollar-weighted average portfolio maturity in excess of 90 days.

The California Money Market, New York Money Market and Massachusetts Money Market Portfolios’ investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features), have received a rating in one of the two highest categories for short-term debt obligations from the “Requisite NRSROs,” securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (“SEC”) are S&P, Moody’s, Fitch Inc. (“Fitch”), Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc.

The California Money Market, New York Money Market and Massachusetts Money Market Portfolios may each invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds, coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty, who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the funds receive an opinion of legal counsel to the issuer to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to take a contrary position, there is a risk that the interest paid on such derivative products would be deemed taxable.

The funds intend to limit the risk of derivative products by purchasing only those derivative products that are consistent with the funds’ investment objectives and policies. The funds will not use such instruments to leverage their portfolios. Hence, derivative products’ contributions to the overall market risk characteristics of a fund will not materially alter its risk profile and will be fully representative of the fund’s maturity guidelines.

Stand-By Commitments.    The California Money Market, New York Money Market and Massachusetts Money Market Portfolios may acquire “stand-by commitments” with respect to municipal obligations held in their portfolios. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price. The funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the manager will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. Because a fund invests in securities backed by banks and other financial institutions a change in the credit quality of these institutions could cause losses to the fund and affect its share price. The funds will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

Other Factors to be Considered.    The California Money Market, New York Money Market and Massachusetts Money Market Portfolios anticipate being as fully invested as practicable in tax-exempt securities. The funds may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of fund securities or in anticipation of redemptions. However, the funds generally expect to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of a fund’s net assets be invested in taxable investments, except when the manager has determined that market conditions warrant the fund’s adopting a temporary defensive investment posture. To the extent a fund’s assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the fund’s investment objective.

Municipal Bond Index Futures Contracts.    The funds (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may each invest in municipal bond index futures contracts. Municipal bond index futures contracts are listed contracts based on a composite index of municipal bonds and may be used by each fund as a hedging technique in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of the fund’s net assets would be hedged or the amount of margin deposits on the fund’s existing futures contracts would exceed 5% of the value of its total assets. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 250 tax-exempt, long-term municipal bonds with an original issue size of at least

$50 million and a rating of A- or higher by S&P or A or higher by Moody’s began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by a fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the manager’s ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques that may be different from those involved in the management of a long-term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal obligations that are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the funds intend to purchase or sell municipal bond index futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of municipal obligations will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the municipal bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the municipal bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

When a fund purchases municipal bond index futures contracts, an amount of cash and/or U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund’s custodian or designated on the fund’s records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of a fund to trade in municipal bond index futures contracts, interest rate futures contracts and options thereon may be materially limited by the requirements of the Code applicable to a regulated investment company. See “Taxes.”

Interest Rate Futures Contracts.    A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, Government National Mortgage Association (“GNMA”) certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and the manager anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or designated on the fund’s records to eliminate any potential leveraging.

Municipal Leases.    Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest without limit in “municipal leases,” which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of a fund’s assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

Private Activity Bonds.    Each fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate AMT. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.

Zero Coupon or Deferred Interest Securities.    Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and, therefore, are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or the cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality that pay interest periodically. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk that, unlike bonds which pay interest throughout the period prior to maturity, a zero coupon bond does not make cash payments until the cash payment date and a fund will not receive cash unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

Federal income tax laws require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute income accrued, but not actually received, with respect to zero coupon or deferred interest securities. The funds may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy these distribution requirements.

When-Issued Securities.    Each fund may purchase municipal bonds on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal bonds are subject to changes in value based upon the public’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of a fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

When a fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short-Term Trading.    Fund transactions will be undertaken principally to accomplish each fund’s objective in relation to anticipated movements in the general level of interest rates, but each fund may also engage in short-term trading consistent with its objective.

Short-Term Borrowing.    Each fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions.

Diversified Status.    The Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio and the Massachusetts Money Market, New York Money Market and California Money Market Portfolios are each classified as non-diversified under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the California, New York and Massachusetts Money Market Portfolios intend to comply with the diversification requirements under Rule 2a-7 of the 1940 Act which limit a fund’s ability to invest in the obligations of a single issuer. Each fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, which will relieve each fund of any liability for federal income tax and California and New York state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund’s assumption of large positions in the obligations of a small number of issuers may cause a fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Illiquid Securities.    Each fund (except California Money Market, New York Money Market and Massachusetts Money Market Portfolios) will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market. Each of the New York Money Market, California Money Market and Massachusetts Money Market Portfolios will not invest more than 10% of the value of its total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

MUNICIPAL OBLIGATIONS

The summaries in Appendices B through H are included for the purpose of providing certain information regarding the economic climate and financial condition of California (Appendix B), Florida (Appendix C), Georgia (Appendix D), New York (Appendix E), Pennsylvania (Appendix F), Massachusetts (Appendix G), and Puerto Rico (Appendix H), and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the funds nor the manager has undertaken to verify independently such information, and neither the funds nor the manager assumes responsibility for the accuracy of such information.

The summaries do not provide information regarding most securities in which the funds are permitted to invest and, in particular, do not provide specific information on the issuers or types of municipal securities in which the funds invest or the private business entities whose obligations support the payments on bonds subject to AMT, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed above may not be relevant to the funds. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

State Risk Factors

The following is a brief summary of certain factors affecting the economies of the states listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect a state unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

California

California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized.

While the state’s Constitution requires a balanced budget, California is experiencing a structural deficit in its budget, and, under current spending and revenue policies, projects a substantial imbalance in the projected 2005-06 budget. While this gap may be narrowed by a carry-over balance and various limited-term solutions, absent corrective actions, the state expects that it will continue to experience budget shortfalls in the next several fiscal years.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of California, see Appendix B to this SAI.

Florida

Florida’s economy, which was once heavily dependent on agriculture, is now based largely on tourism, real estate, transportation, construction and international trade (particularly with Latin America). The state also considers important its growing high-tech and aerospace industries.

Florida law requires that the state’s budget be kept in balance, and shortfalls are addressed through transfers from the state’s budget stabilization fund. Florida derives a substantial portion of its revenues from its state income tax, which is particularly susceptible to declines in tourism resulting from natural disasters. In Fiscal Year 2005, the state hit by four hurricanes affecting several different areas. The state’s non-reimbursable cost of disaster recovery and relief efforts resulting from Hurricanes Charley, Frances, Ivan and Jeanne is estimated to be approximately $387.7 million.

There can be no assurance that current or future economic difficulties in the United States or Florida and the resulting impact on the state will not adversely affect the market value of Florida municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Florida, see Appendix C to this SAI.

Georgia

Several decades of industrial development have shaped Georgia’s economy into one that today has major components in the manufacturing, construction and service sectors. Much of the state’s economy is based on agribusinesses relating to farm and forest products produced in the state.

The state depends heavily on revenue from both income and sales taxes, both of which increased from Fiscal Year 2003 to Fiscal Year 2004. In recent years, Georgia has suffered from budget shortfalls and has used both revenue and expenditure measures to cover the imbalances. Such measures have included use of “rainy day” funds and debt financing, as well as reductions in local aid and other spending cuts.

There can be no assurance that current or future economic difficulties in the United States or Georgia and the resulting impact on the state will not adversely affect the market value of Georgia municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Georgia, see Appendix D to this SAI.

New York

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is still recovering from the severity of the blow. However, there is evidence that the state’s economy may have emerged from recession. New York economy has added about 70,000 private sector jobs since August 2003.

New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole.

The State has projected potential budget gaps of $5 billion to $8 billion for fiscal years 2005-2006 and 2006-2007. To help reduce these gaps and the potential imbalance of $434 million in the 2004-2005 fiscal year, the state has implemented a Fiscal Management Plan. However, the implementation of the plan is no assurance that New York will not continue to experience budget deficits in the current and future fiscal years.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of New York, see Appendix E to this SAI.

Pennsylvania

Pennsylvania is an established state with a diversified economy. Though the state was historically identified as a heavy industrial state, the Pennsylvania’s coal, steel and railroad industries have declined over the past several decades. Currently, the state’s major sources of growth are in the service sector, including trade, medical, health services, education and financial institutions. Agribusiness and food-related industries also remain an important component of Pennsylvania’s economic structure.

Pennsylvania derives a substantial majority of general fund tax revenues from its sales tax, personal income tax, corporate net income tax, and capital stock and franchise tax. The combination of a recession and slow economic growth has led to an increase in the state’s unemployment rate over the past several years. In Fiscal Year 2003, the state also experienced a decrease in its general fund balance. Through the second half of calendar 2004 and early 2005, Pennsylvania’s economic growth was slightly below that which was forecasted in June 2004. However, the state’s revenues exceeded estimates during those periods. The state anticipates that personal income growth in Pennsylvania will remain slightly below that of the U.S. and that the state’s unemployment rate will be close to the national rate.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the state will not adversely affect the market value of Pennsylvania municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Pennsylvania, see Appendix F to this SAI.

Massachusetts

The economy of Massachusetts is represented by several industrial and non-industrial sectors. According to 2001 data, the four largest sectors of the economy were real estate and rental and leasing, finance and insurance, and professional and technical services. The state appears to be recovering from the recession that began in 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Though state law requires approval of a balanced budget for each fiscal year, additional spending is achieved through supplementary appropriation bills. Massachusetts has experienced budget shortfalls, which it has addressed through revenue and expenditure measures, involving both one-time tactics such as the use of tobacco settlement funds, as well as methods like restructuring of the capital gains tax that could contribute to reducing structural imbalance.

A significant expense facing the state is its portion of costs relating to the “Big Dig” highway project, which was originally budgeted at slightly more than $2 billion and is currently estimated to cost approximately $14.6 billion. Nearly half of those costs are to be borne by the federal government.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the State will not adversely affect the market value of New Jersey municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Massachusetts, see Appendix G to this SAI.

Puerto Rico Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix H to this SAI.

Guam Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam’s economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 27% of the labor force working for the local government or in federal jobs in 2003. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services. Recent world events have increased recognition of Guam’s strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In 2003, the population of the U.S. Virgin Islands was estimated at 110,740.

Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received a record of over 2.5 million visitors in 2001, representing a 4.4% increase over 2000. Due to the events in the United States on September 11, 2001 there was a sharp reduction in the tourism throughout the final months of 2001, and continuing through 2002. However, performance in the tourism sector for 2003 indicates that the sector is recovering, as there was a 2.4% increase of visitors to the U.S. Virgin Islands during that year. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2002, 2003 and 2004 fiscal years, each fund paid no brokerage commissions. The funds did not direct trades for research during the fiscal year ended 2004.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The funds will not purchase Tax-Exempt Obligations during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC. Under certain circumstances, a fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The funds also may execute portfolio transactions through CGM and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the funds are made independently from those of the other accounts managed by the manager, investments of the type the funds may make also may be made by those other accounts. When the funds and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the funds or the size of the position obtained or disposed of by the funds.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

The funds did not hold securities of their regular broker/dealers or of their parents that derived more than 15% of gross revenues from securities related activities as of March 31, 2005.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup, Inc. (“Citigroup”) business unit that includes the funds’ investment manager, with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of a fund’s shareholders and those of SBAM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds, other than California Money Market Portfolio, Massachusetts Money Market Portfolio and New York Money Market Portfolio disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website www.citigroupam.com. California Money Market Portfolio, Massachusetts Money Market Portfolio and New York Money Market Portfolio may do so in the future.

Set forth below are charts showing those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, each of the funds described in this SAI releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly*	25 Calendar days after Quarter End*
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

*	For California Money Market, New York Money Market and Massachusetts Money Market Portfolios the frequency of the release to this recipient is weekly and there is no delay in the release of the information.

As of April 1, 2005, each of the funds described in this SAI, except if otherwise noted below, may also release its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Moody’s*	Weekly	None
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

*	For California Money Market, New York Money Market and Massachusetts Money Market Portfolios

Portfolio Turnover.    Each fund’s portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

For the fiscal years ended March 31, 2004 and 2005, the portfolio turnover rates were as follows:

Fund	2004	2005
National Portfolio	31%	20%
Limited Term Portfolio	27%	19%
Florida Portfolio	29%	15%
Georgia Portfolio	23%	16%
New York Portfolio	8%	5%
Pennsylvania Portfolio	23%	10%

Investment Restrictions

Each of the funds is subject to certain restrictions and policies that are “fundamental,” which means that they may not be changed without a “vote of a majority of the outstanding voting securities” of such fund, as defined under the 1940 Act (see “Voting Rights”). The funds are subject to other restrictions and policies that are “non-fundamental” and that may be changed by the Trust’s Board of Trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies—All funds.    Without the approval of a majority of its outstanding voting securities, no fund may:

1.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.  Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.

5.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, (“the 1933 Act”) in disposing of fund securities.

6.  Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies).

Additional Fundamental Policies.    Without the approval of a majority of its outstanding voting securities, neither the National Portfolio nor the Limited Term Portfolio may:

1.  Invest in a manner that would cause the fund to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

Nonfundamental Policies.    As a nonfundamental policy, no fund may:

1.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3.  Write or purchase put, call, straddle or spread options.

4.  Invest more than 5% of its assets in unseasoned issuers with less than three years of continuous operations (including that of predecessors).

5.  Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each fund may invest in the securities of issuers which operate, invest in, or sponsor such programs.

Additional Nonfundamental Policies.    As a nonfundamental policy,

1.  Neither the National Portfolio nor the New York Portfolio may invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of March 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.1

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
National Portfolio	Peter Coffey	9 Registered investment companies with $1.94 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
Limited Term Portfolio	Peter Coffey	9 Registered investment companies with $1.59 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
Florida Portfolio	Peter Coffey	9 Registered investment companies with $2.16 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
Georgia Portfolio	Peter Coffey	9 Registered investment companies with $2.31 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
New York Portfolio	Joe Deane	14 Registered investment companies with $19.10 billion in total assets under management	1 Other pooled investment vehicles with $0.05 billion in assets under management	35 Other accounts with $0.64 billion in total assets under management
Pennsylvania Portfolio	Peter Coffey	9 Registered investment companies with $2.29 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
California Money Market Portfolio	Joe Deane	14 Registered investment companies with $17.08 billion in total assets under management	1 Other pooled investment vehicles with $0.05 billion in assets under management	35 Other accounts with $0.64 billion in total assets under management
	Julie Callahan	3 Registered investment companies with $9.26 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
New York Money Market Portfolio	Joe Deane	14 Registered investment companies with $17.86 billion in total assets under management	1 Other pooled investment vehicles with $0.05 billion in assets under management	35 Other accounts with $0.64 billion in total assets under management
	Julie Callahan	3 Registered investment companies with $10.04 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management
Massachusetts Money Market Portfolio	Joe Deane	14 Registered investment companies with $19.63 billion in total assets under management	1 Other pooled investment vehicles with $0.05 billion in assets under management	35 Other accounts with $0.64 billion in total assets under management
	Julie Callahan	3 Registered investment companies with $1.81 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	0 Other accounts with $0 in total assets under management

1	Note that this additional information must be disclosed if portfolio managers manage accounts with performance-based fee arrangements.

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including each fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

The investment manager and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to favor certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager.

Dollar Range of Ownership of Securities
Name of Fund	Julie P. Callahan	Peter M. Coffey	Joseph P. Deane
California Money Market	None	None	None
National	None	None	None
Limited Term	None	None	None
Florida	None	None	None
Georgia	None	None	None
New York	None	None	None
New York Money Market	None	None	None
Pennsylvania	None	None	None
Massachusetts Money Market	None	None	None

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the funds rests with the Trust’s Board of Trustees. The Trustees approve all significant agreements between the funds and the companies that furnish services to the funds, including agreements with the Trust’s distributor, manager, custodian and transfer agent. The day-to-day operations of the funds are delegated to the manager.

The names of the Trustees of the Trust and executive officers of the funds, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the funds are employees of organizations that provide services to the funds.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INDEPENDENT TRUSTEES
Lee Abraham 13732 LaHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1999	Retired; Former Director of Signet Group PLC (specialty retail jeweler)	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Trustee	Since 1985	Retired	18	None

Richard E. Hanson, Jr. 2751 Vermont Rte 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1999	Retired; Former Head of The New Atlanta Jewish Community High School, Atlanta, Georgia	27	None

Paul Hardin 12083 Morehead Drive Chapel Hill, NC 27514 Birth Year: 1931	Trustee	Since 1994	Professor of Law and Chancellor Emeritus at University of North Carolina at Chapel Hill	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1985	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1985	Retired	27	John Hancock Funds

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INTERESTED TRUSTEE
R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman/President and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President and Chief Executive Officer of SBFM, and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	185	None

OFFICERS
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Julie P. Callahan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1972	Vice President and Investment Officer	Since 2002	Vice President of CGM	N/A	N/A

Peter M. Coffey CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 1987	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002 Since 2004	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance; Europe, the Middle East and Africa, CAM (1999-2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (1997-1999)	N/A	N/A

Robert J. Frenkel Citigroup Asset Management 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup (since 1994)	N/A	N/A

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act, as amended, because he is an officer of SBFM and certain of its affiliates.

As of July 1, 2005, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each fund, except the Florida Portfolio, of which Mr. Toolan owns 1.83% of the Class A shares. As of July 1, 2005, to the fund’s knowledge, no shareholders or “group” (as that term is used in Section 13(d) of the 1934 Act beneficially owned more than 5% of the outstanding shares of any fund.

The following table shows the amount of equity securities owned by the Trustees in the Trust and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2004:

Name of Trustee	Dollar Range* of Equity Securities in the Fund	Aggregate Dollar Range* of Equity Securities in All Investment Companies Associated with Citigroup Overseen by the Trustee
Lee Abraham	A	E
Jane F. Dasher	A	E
Donald R. Foley	A	E
R. Jay Gerken	A	E
Richard E. Hanson, Jr.	A	C
Paul Hardin(1)	E	E
Roderick C. Rasmussen	A	C
John P. Toolan(2)	E	E

*	The dollar ranges are as follows:

A = None

B = $1-$10,000

C = $10,001-$50,000

D = $50,001-$100,000

E = Over $100,000

(1)	National Portfolio
(2)	Florida Portfolio

The Trust has no compensation committee of the Board or any committee performing similar functions. The Trust has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr.

The Administrative and Governance Committee functions as a Nominating Committee and is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Trust’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee did not meet during the funds’ most recent fiscal year.

The Trust has an audit committee (“Audit Committee”) comprised solely of members who are independent as defined in the New York Stock Exchange’s (“NYSE”) Listed Company Manual. The members of the Audit Committee are Lee Abraham, Jane F. Dasher and John Toolan.

The Audit Committee oversees the scope of each fund’s audit, the Trust’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

The Trust has an investment committee comprised of Mssrs. Hardin, Rasmussen and Toolan. The Investment Committee meets quarterly with senior representatives of the manager concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the most recent fiscal year the investment committee met four times.

The Trust also has a pricing committee composed of the Chairman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required. During the Trust’s most recent fiscal year the pricing committee met three times.

No independent Trustee owned (nor did certain family members of those Trustees own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of March 30, 2005.

No officer, Trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Fees for trustees who are not “interested persons” of the Trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, the trustees received $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 2004, such travel and out-of-pocket expenses totaled $26,299.04.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Trust For Fiscal Year Ended 03/31/05	Aggregate Compensation from the Trust and the Fund Complex	Number of Funds for Which Person Serves within Fund Complex
Lee Abraham	$8,884	$88,000	27
Allan J. Bloostein*	7,468	118,388	34
Jane F. Dasher	9,230	86,000	27
Donald R. Foley**	7,262	52,950	18
R. Jay Gerken†	—	—	185
Richard E. Hanson Jr.	8,465	79,900	27
Paul Hardin	8,465	136,800	34
Roderick C. Rasmussen**	5,014	49,900	27
John P. Toolan	8,930	83,100	27

†	Mr. Gerken is an “interested person” as defined in the 1940 Act, because he is Managing Director of CGM and a director and/or officer of affiliates of SBFM, the Funds’ investment adviser.
*	Mr. Bloostein became a Trustee Emeritus on January 1, 2005.
**	Pursuant to a deferred compensation plan, the persons indicated elected to defer payment of the following amounts of their aggregate compensation from the Trust: Donald R. Foley—$1,567 and Roderick C. Rasmussen—$3,453 and the following amounts of their total compensation from the Fund Complex: Donald R. Foley—$13,350 and Roderick C. Rasmussen—$30,000.

Upon attainment of age 72 the Trust’s current Trustees may elect to change to emeritus status. Any Trustees elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80 unless he served as a Trustee prior to the adoption of the emeritus program. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trust’s Trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus Trustees by the Trust was $1,086.81.

Investment Manager and Administrator

SBFM serves as investment manager to each of the funds pursuant to a written agreement (the “Advisory Agreement”). The manager pays the salary of any officer and employee who is employed by both it and the funds. The manager bears all expenses in connection with the performance of its services. The manager is a wholly owned subsidiary of Citigroup. SBFM (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2005 of approximately $111.1 billion.

The Advisory Agreements for the National Portfolio, the Georgia Portfolio and Pennsylvania Portfolio provide for an advisory fee at the annual rate of 0.45% of such fund’s average net assets. The advisory fee for the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio is an annual rate of 0.50% of such fund’s average net assets.

The Advisory Agreements for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio provide for the payment of an advisory fee at an annual rate based on each Money Market Portfolio’s average daily net assets in accordance with the following schedule:

0.475% of the first $1 billion of average daily net assets;

0.450% of the next $1 billion;

0.425% of the next $3 billion;

0.400% of the next 5 billion; and

0.375% of net assets in excess of $10 billion.

Based on the asset levels of each Money Market Portfolio, the effective advisory fee rate as of July 1, 2005, was 0.46% for New York Money Market, 0.45% for California Money Market and 0.48% for Massachusetts Money Market.

Effective on or about October 1, 2005, the Advisory Agreements for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio provide for the payment of an advisory fee at an annual rate based on each Money Market Portfolio’s average daily net assets in accordance with the following schedule:

0.450% of the first $1 billion of average daily net assets;

0.425% of the next $1 billion;

0.400% of the next $3 billion;

0.375% of the next 5 billion; and

0.350% of net assets in excess of $10 billion.

For the fiscal years ended March 31, 2005, 2004 and 2003, the advisory fee paid by each fund was as follows:

Name of Fund	2005	2004	2003
National	$1,931,890	$2,044,838	$2,188,276
Limited Term	3,724,017	3,762,259	3,372,895
New York	3,734,171	4,003,397	4,196,967
Florida	1,107,572	1,197,817	1,194,967
California Money	11,141,871	11,209,622	12,719,090
New York Money	9,073,864	8,591,039	9,600,010
Georgia	254,203	283,812	291,235
Pennsylvania	350,021	390,972	392,113
Massachusetts Money	983,063	1,296,927	1,359,095

The Advisory Agreement for each fund continues in effect from year to year if such continuance is specifically approved at least annually by the Trust’s Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Trustees of the Trust’s Board with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board most recently approved the Advisory Agreement on June 24, 2005.

Board Approval of Management Agreement

Background

The members of the Board of Smith Barney Muni Funds (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s

Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

National Portfolio

The Board reviewed information comparing the Fund’s performance to that of all retail and institutional funds classified as “general municipal debt funds” by Lipper. This information showed that the Fund’s performance for the 1-, 5- and 10-year periods was better than the median, while the Fund’s performance for the 3-year period was within the median range. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Limited Term Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “intermediate municipal debt funds” by Lipper, showed that the Fund’s performance for the 10-year period was below the median, while the Fund’s performance for the 1-year period was better than the median and the Fund’s performance for the 3- and 5-year periods was within the median range. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Florida Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “Florida municipal debt funds” by Lipper, showed that, although the Fund’s performance for each of the 3- and 5-year periods was within the median range, the Fund’s performance for the 1- and 10-year periods was better than the median. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Georgia Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “Georgia municipal debt funds” by Lipper, showed that the Fund’s performance for the 1- and 5-year periods was within the median range, the Fund’s performance for the 3-year period was below the median and the Fund’s performance for the 10-year period was better than the median. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

New York Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “New York municipal debt funds” by Lipper, showed that the Fund’s performance for the 1-, 3- and 5-year periods was below the median, while the Fund’s performance for the 10-year period was better than the median. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Pennsylvania Portfolio

The Board reviewed information comparing the Fund’s performance to that of all retail and institutional funds classified as “Pennsylvania municipal debt funds” by Lipper. This information showed that the Fund’s performance for the 1- and 3-year periods was below the median, while the Fund’s performance for the 5- and 10-year periods was better than the median. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

California Money Market Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “California tax-exempt money market funds” by Lipper, showed that the Fund’s performance for all of the periods presented was within the median range. Management noted that there has been a change in the reporting structure of the portfolio management team, which was intended to improve the Fund’s results over time. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

New York Money Market Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “New York tax-exempt money market funds” by Lipper, showed that the Fund’s performance for all of the time periods presented was within the median range. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Massachusetts Money Market Portfolio

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “Massachusetts tax-exempt money market funds” by Lipper, showed that the Fund’s performance for the 1- and 3-year periods was below the median and for the 5-year period was within the median range. Notwithstanding this and based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

National Portfolio

The Board reviewed information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees, as well as their actual total expense ratio, to its Expense Group, consisting of 15 retail front-end load funds (including the Fund) classified as “general municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Limited Term Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 9 retail front-end load funds (including the Fund) classified as “intermediate municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was better than the median and concluded that it was acceptable.

Florida Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 7 retail front-end load funds (including the Fund) classified as “Florida municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were well within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Georgia Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 13 retail front-end load funds (including the

Fund) classified as “Georgia municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group: the Contractual Management Fee was better than the median while the Actual Management Fee was within the median range. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

New York Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 9 retail front-end load funds (including the Fund) classified as “New York municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were well within the range of management fees paid by other funds in the Expense Group and, indeed, the Contractual Management Fee was better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Pennsylvania Portfolio

The Board reviewed information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees, as well as their actual total expense ratio, to those of its Expense Group, consisting of 11 retail front-end load funds (including the Fund) classified as “Pennsylvania municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the comparison group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

California Money Market Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) classified as “California tax-exempt money market funds” by Lipper, showed that although the Fund’s Contractual and Actual Management Fees were higher than the median, they were within the range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was better than the median. After discussion with the Board, the Manager offered to and will reduce the Contractual Management Fees across all existing asset breakpoints, effective on or about October 1, 2005.

New York Money Market Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) classified as “New York tax-exempt money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was better than the median. After discussion with the Board, the Manager offered to and will reduce the Contractual Management Fees across all existing asset breakpoints effective on or about October 1, 2005.

Massachusetts Money Market Portfolio

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) classified as “Massachusetts tax-exempt money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, the Contractual Management Fees were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median. After discussion with the Board, the Manager offered to and will reduce the Contractual Management Fees with the effect of reducing fees by .025%.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for hedging fund expenses as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of benefiting shareholders regardless of whether it achieves economies of scale.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Effective on or about October 1, 2005, the Advisory Agreements for the California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio provide for the payment of an advisory fee at an annual rate based on each Money Market Portfolio’s average daily net assets in accordance with the following schedule:

0.450% of the first $1 billion of average daily net assets;

0.425% of the next $1 billion;

0.400% of the next $3 billion;

0.375% of the next 5 billion; and

0.350% of net assets in excess of $10 billion.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

The Advisory Agreements provide that all other expenses not specifically assumed by the manager under the Advisory Agreement are borne by the funds. Expenses payable by each fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to each fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders’ and Trustees’ meetings, filing fees and expenses relating to the registration and qualification of each fund’s shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund’s registration statements), fees of auditors and legal counsel, costs of performing fund valuations, out-of-pocket expenses of Trustees and fees of Trustees who are not “interested persons” as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund’s existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses of each fund, including but not limited to the advisory fee, are charged to that fund, and general Trust expenses are allocated among the funds on the basis of relative net assets.

The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of certain Classes of the following funds, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of such fund’s average net assets for that fiscal year:

Name of Fund	Class A	Class B	Class C	Class O	Class Y
National	n/a	n/a	n/a	n/a	n/a
Limited Term	0.85%	1.35%	1.45%	1.05%	0.70%
New York	0.85	1.35	1.40	n/a	0.70
Florida	0.85	1.35	1.40	n/a	n/a
California Money Market	0.80	n/a	n/a	n/a	0.70
New York Money Market	0.80	n/a	n/a	n/a	0.70
Georgia	0.80	1.30	1.35	n/a	n/a
Pennsylvania	0.80	1.30	1.35	n/a	n/a
Massachusetts Money Market	0.80	n/a	n/a	n/a	n/a

The foregoing expense limitations may be terminated at any time by the manager by notification to existing shareholders and by supplementing the relevant fund’s then-current prospectus and/or SAI.

DISTRIBUTION

Distributor.    CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the funds’ distributor and PFS Distributors, Inc. (“PFS Distributors”), located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, serves as the co-distributor of the New York Portfolio pursuant to written agreements dated June 5, 2000 (the “Distribution Agreements”), which were last approved by the fund’s Board of Trustees, including a majority of the independent Trustees, on June 24, 2005.

The Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, the Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the New York Portfolio. PFS Distributors has entered into an agreement with PFS Investments Inc. (“PFSI”) giving PFSI the right to sell shares of the New York Portfolio on behalf of PFS Distributors.

The Distributors’ obligation is an agency or “best efforts” arrangement under which the Distributors are required to take and pay only for such shares of each fund as may be sold to the public. The Distributors are not obligated to sell any stated number of shares. The Distribution Agreements are renewable from year to year if approved (a) by the trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution Agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreements provide that they will terminate if assigned, and that they may be terminated without penalty by either party on 60 days’ written notice.

For the fiscal year ended March 31, 2005, CGM incurred expenses for advertising, printing and mailing prospectuses, support services and branch overhead expenses and payments to Service Agents shown in the following table:

Name of Fund	Class	Financial Consultant Compensation	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total
California Money Market Portfolio	A	$1,189,603	$826,227	$—	$—	$2,015,830
Florida Portfolio	A	116,091	78,636	—	—	194,727
	B	132,299	30,053	5,159	947	168,458
	C	50,208	37,988	3,774	763	92,733
Georgia Portfolio	A	28,017	18,372	—	—	46,389
	B	27,911	10,696	1,384	1,660	41,651
	C	20,793	19,088	1,620	1,202	42,703
Limited Term Portfolio	A	314,913	178,064	—	—	492,977
	B	31,364	3,728	10,366	237	45,695
	C	960,786	648,299	303,550	12,189	1,924,824
	O	44,315	35,328	122,127	—	201,770
National Portfolio	A	264,572	165,340	—	—	429,912
	B	188,026	48,922	4,133	2,873	243,954
	C	112,931	69,901	10,038	5,740	198,610
Massachusetts Money Market Portfolio	A	104,041	72,359	—	—	176,400
New York Money Market Portfolio	A	925,595	643,390	—	—	1,568,985
New York Portfolio	A	1,009,142	264,623	—	—	1,273,765
	B	399,599	125,539	17,246	2,594	544,978
	C	170,172	94,863	20,336	2,510	287,881
Pennsylvania Portfolio	A	24,211	17,044	—	—	41,255
	B	99,152	25,691	3,959	2,078	130,880
	C	36,267	26,338	3,869	4,875	71,349

The Trust, on behalf of each fund, has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act, under which a service fee is paid by each class of shares (other than Class Y shares) of each fund to CGM and PFSI in connection with shareholder service expenses. The only classes of shares of the New York Portfolio offered for sale through PFSI are Class A and B shares. Under the Plan, CGM is paid a fee with respect to shares of each fund sold through CGM and PFSI is paid a fee with respect to shares of each fund sold through PFS Distributors. Under the Plan, each fund pays CGM, or PFSI (who pays its Registered Representatives), as the case may be, a service fee equal to 0.15% of the average daily net assets of each class except Class Y (the service fee payable by the Class A shares of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios is 0.10% of the average daily net assets of such class). The service fee is primarily used to pay Service Agents for servicing shareholder accounts. In addition, each fund pays CGM a distribution fee with respect to Class B and Class C shares (and pays PFSI with respect to Class A and B) (except California Money Market Portfolio, New York Money Market Portfolio and Massachusetts Money Market Portfolio, which do not offer Class B or C shares, and Limited Term Portfolio, which has a different fee for its Class C shares), calculated at the annual rates of 0.50% and 0.55%, respectively, and 0.20% and 0.60% for Limited Term Portfolio Class O shares and Class C shares, respectively, of the value of the fund’s average daily net assets attributable to those classes. The distribution fee is used to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Service Agents and other persons who provide support services in connection with the distribution of shares; and indirect and overhead costs of CGM and PFSI associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

For the fiscal year ended March 31, 2005, the table below shows the fees that have been accrued and/or paid to CGM pursuant to Rule 12b-1 for each fund:

Name of Fund	Class A	Class B	Class C	Class O	Total
California Money Market	$2,392,273	N/A	N/A	N/A	$2,392,273
National	518,892	$343,663	$213,567	N/A	1,076,122
Limited Term	572,861	44,249	2,395,260	$102,353	3,114,723
Florida	248,913	236,073	134,775	N/A	619,761
Georgia	58,605	57,432	60,088	N/A	176,125
New York	891,925	685,126	301,157	N/A	1,878,208
New York Money Market	1,847,484	N/A	N/A	N/A	1,847,484
Pennsylvania	53,943	190,639	87,438	N/A	332,020
Massachusetts Money Market	206,966	N/A	N/A	N/A	206,966

Initial Sales Charges on Class A Shares.    For the 2003, 2004 and 2005 fiscal years, the aggregate dollar amounts of commissions on Class A shares were as follows:

Name of Fund	Year Ended 03/31/03*	Year Ended 03/31/04	Year Ended 03/31/05**
California Money Market	N/A	N/A	N/A
National	$319,000	$275,000	$296,000
Limited Term	1,089,000	800,000	716,000
Florida	218,000	236,000	201,000
Georgia	61,000	52,000	44,000
New York	666,000	650,000	710,000
New York Money Market	N/A	N/A	N/A
Pennsylvania	63,000	86,000	52,000
Massachusetts Money Market	N/A	N/A	N/A

*	A portion of this amount was paid to CGM.
**	All paid to CGM.

Initial Sales Charges on Class C Shares.    For the 2003, 2004 and 2005 fiscal years, the aggregate dollar amounts of commissions on Class C shares were as follows:

Name of Fund	Year Ended 03/31/03	Year Ended 03/31/04	Year Ended 03/31/05*
California Money Market	N/A	N/A	N/A
National	$63,000	$37,000	N/A
Limited Term	13,000	N/A	N/A
Florida	25,000	11,000	N/A
Georgia	15,000	11,000	N/A
New York	56,000	52,000	N/A
New York Money Market	N/A	N/A	N/A
Pennsylvania	19,000	10,000	N/A
Massachusetts Money Market	N/A	N/A	N/A

*	Effective February 2, 2004, the funds no longer charge an initial sales charge for Class C shares. Class C shares were previously named Class L shares.

As set forth in the prospectuses, a deferred sales charge may be imposed on certain redemptions of Class A, Class B, Class C (except for Limited Term Portfolio) and Class O shares. The amount of the deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. See “Deferred Sales Charge Provisions” below.

	CDSC paid to CGM Fiscal Year Ended 03/31/05
Name of Fund	Class A		Class B	Class C		Class O
California Money Market	N/A		N/A	N/A		N/A
National	$0	*	$80,000	$1,000		N/A
Limited Term	12,000		6,000	N/A		$0	*
Florida	30,000		66,000	0	*	N/A
Georgia	N/A		4,000	N/A		N/A
New York	17,000		177,000	2,000		N/A
New York Money Market	N/A		N/A	N/A		N/A
Pennsylvania	N/A		32,000	1,000		N/A
Massachusetts Money Market	N/A		N/A	N/A		N/A

*	Amount represents less than $1,000.

	CDSC paid to CGM Fiscal Year Ended 03/31/04
Name of Fund	Class A	Class B	Class C	Class O
California Money Market	N/A	N/A	N/A	N/A
National	$4,000	$74,000	$1,000	N/A
Limited Term	54,000	3,000	N/A	$1,000
Florida	N/A	59,000	1,000	N/A
Georgia	N/A	8,000	N/A	N/A
New York	31,000	231,000	1,000	N/A
New York Money Market	N/A	N/A	N/A	N/A
Pennsylvania	N/A	40,000	N/A	N/A
Massachusetts Money Market	N/A	N/A	N/A	N/A

	CDSC paid to CGM Fiscal Year Ended 03/31/03
Name of Fund	Class A	Class B	Class C	Class O
California Money Market	N/A	N/A	N/A	N/A
National	$9,000	$85,000	$3,000	N/A
Limited Term	75,000	N/A	N/A	$7,000
Florida	24,000	73,000	1,000	N/A
Georgia	2,000	4,000	N/A	N/A
New York	43,000	205,000	2,000	N/A
New York Money Market	N/A	N/A	N/A	N/A
Pennsylvania	7,000	45,000	2,000	N/A
Massachusetts Money Market	N/A	N/A	N/A	N/A

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Trust, its investment adviser and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Proxy Voting Guidelines & Procedures

Although individual Board members may not agree with particular policies or votes by the funds’ manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix I are the summary of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that a fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with each fund’s investment objectives.

Information on how each fund voted proxies relating to portfolio securities during the 12 month period ended June 30 of each year is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the funds’ website, www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

A copy of the Code of Ethics for the Trust, its manager and the distributors are on file with the SEC.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, serves as counsel to the Trustees who are not “interested persons” of the Trust.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected to serve as the independent registered public accounting firm of the funds and to render an opinion on the funds’ financial statements for the fiscal year ending March 31, 2006.

PURCHASE OF SHARES

The National Portfolio, Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio each offer four classes (“Classes”) of shares: Class A, Class B, Class C and Class Y. The Limited Term Portfolio offers four classes of shares: Class A, Class C, Class O and Class Y. Class A shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but with higher ongoing expenses and a deferred sales charge payable upon certain redemptions. Class C shares are sold without an initial sales charge and with a deferred sales charge payable on certain redemptions. Class O shares are available for purchase only by former Class C shareholders. Class O shares are sold without an initial sales charge but with higher ongoing expenses and a deferred sales charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. The California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio each offer two classes of shares: Class A and Class Y. Class A shares of each of the California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without an initial sales charge. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

The following classes of shares are available for purchase. See the prospectuses for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares of California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold without sales charges. Class A shares of Limited Term Portfolio have an initial sales charge of 2.00% of the transaction (2.04% of amount invested) of the first $499,999 invested and no initial sales charge for investments of $500,000 and over.*

Class A shares of each fund except California Money Market, New York Money Market and Massachusetts Money Market Portfolios are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	0.00	0.00	up to 1.00	*

*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Class A shares of Limited Term Portfolio are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Purchase	Sales Charge as a % of Offering Price (%)	Sales Charge as a % of Net Amount Invested (%)	Broker/Dealer Commission as a % of Offering Price (%)
Less than $500,000	2.00%	2.04	up to 2.00
$500,000 or more	-0-	-0-	up to 0.50	**

**	The distributor may pay up to 0.50% to Service Agents.

Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. For Limited Term Portfolio, Class B shares are available only in exchange from another fund. See “Deferred Sales Charge Provisions” below.

Class C Shares (all funds except Limited Term Portfolio).    Class C shares are sold without an initial sales charge, and are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares (Limited Term Portfolio only).    Class C shares of Limited Term Portfolio are sold without an initial sales charge and are not subject to a deferred sales charge.

Class O Shares (Limited Term Portfolio only).    Class O shares of Limited Term Portfolio are sold only to existing Class O shareholders of the fund without an initial sales charge, and are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class Y Shares.    Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start® and Scholars ChoiceSM College Savings Programs; and (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries).

General

Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents or through 401(k) plans or other qualified retirement plans may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify which class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. or Primerica Shareholder Services (each, a “sub-transfer agent” and collectively, the “sub-transfer agents”) are not subject to a maintenance fee except for retirement accounts.

Investors in Class A, Class B and Class C shares may open an account in a fund by making an initial investment of at least $1,000 for each account in the fund. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000 except for investments pursuant to a Letter of Intent. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class

A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the sub-transfer agent.

Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by a fund or the fund’s agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder’s CGM brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from a fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees) of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds; the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant’s employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant’s prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in a CGM fee-based arrangement and (h) purchases by executive deferred compensation plans participating in the CGM ExecChoice program. In order to obtain such waivers, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Accumulation Privilege—lets you combine the current value of Class A shares of a fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares (except for Limited Term Portfolio); and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares (except for Limited Term Portfolio) and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month.

The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

Class B shares of Limited Term Portfolio, which may be acquired only upon an exchange with another fund in the Smith Barney Mutual Funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder’s account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund (“purchase payments”) during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder’s Class B shares above the purchase payments made during the preceding five years.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or Individual Retirement Accounts upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectuses applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class C (effective April 29, 2004, Class L shares were renamed Class C shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class C shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B and Class C shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in each fund’s financial statements, incorporated by reference in their entirety into this SAI.

PFS ACCOUNTS (Applicable only to New York Portfolio)

Initial purchase of shares of the fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services (“PSS”), P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PFS Shareholder Services. In processing applications and investments, PFS Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder’s account by PFS Shareholder Services. A shareholder that has insufficient funds to complete any purchase will be charged a fee of $30 per returned purchase by PFS Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact PFS Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PFS Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PFS Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PFS Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

Redemption proceeds can be sent by check to the address of record, or deposited into your bank account designated on the application via the Automated Clearinghouse (ACH). The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding PFS Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor’s address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFPC receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder’s address of record.

The funds no longer offer share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates it will take longer to exchange or redeem shares. The Service Agent may charge you a fee for executing your order. The amount and applicability of such fee is determined and disclosed to its customers by each Service Agent.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder’s benefit without specific instructions and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, each fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder’s shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

VALUATION OF SHARES

The prospectuses state that the net asset value of each fund’s Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the observance of the following holidays: New Year’s Day,

Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Money Market Funds.    The California Money Market Portfolio, the New York Money Market Portfolio and the Massachusetts Money Market Portfolio use the “amortized cost method” for valuing fund securities pursuant to Rule 2a-7 under the 1940 Act (the “Rule”). The amortized cost method of valuation of a fund’s securities (including any securities held in the separate account maintained for when-issued securities) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each fund’s securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in a fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its fund securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate fund value on a particular day, a prospective investor in a fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each such fund’s shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to maintain a stable price, including maintaining a maximum dollar-weighted average fund maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of 397 days or less and investing only in United States dollar-denominated instruments determined by the Trust’s Board of Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause one of these funds’ price per share to change from $1.00.

An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b)(i) is rated in the two highest short-term rating categories by any two NRSROs that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance, is rated in the three highest long-term rating categories by the requisite NRSROs, and whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined to be of comparable quality to any such rated security.

Non-Money Market Funds.    The net asset value per share for the non-money market funds is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund’s net assets attributable to each Class by the total number of shares of that Class outstanding.

Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

In determining the market value of portfolio investments, each fund may employ outside organizations (each, a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the Trust under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.

When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the Pricing Service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at the fair value of securities of similar type, yield and maturity. Pricing Services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange. All exchanges of Class A, Class B, Class C and Class O shares are subject to minimum investment requirements (except for systematic plan exchanges), and all shares are subject to the other requirements of the fund into which the exchanges are made.

If you purchased shares subject to a deferred sales charge, you may continue to be subject to a deferred sales charge after the exchange, depending on how long you have held the shares. Except as set forth below with respect to Class C shares of Limited Term Portfolio, your holding period will be measured from the date of your original purchase of shares subject to a deferred sales charge, not the date of exchange.

Some of the Smith Barney Funds impose different deferred sales charges. For exchanges of Class A shares of Limited Term Portfolio made on and after June 20, 2005, if you initially purchased Class A shares of the fund subject to a deferred sales charge and exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will not be subject to that higher charge and/or that longer period. In all other cases, if you exchange into a fund with a higher deferred sales charge and/or a longer period during which you are subject to a deferred sales charge, you will be subject to that higher charge and/or that longer period. If you exchange at any time into a fund with a lower deferred sales charge and/or a shorter period during which you are subject to the charge, you will remain subject to the higher sales charge and/or longer period. Please note specific exchange requirements as follows:

Florida, Georgia, New York, Pennsylvania and National Portfolios.

1.  Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

2.  Class B shares of a fund exchanged for Class B shares of another fund will be subject to the higher applicable deferred sales charge of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

3.  Upon an exchange of Class C shares, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Limited Term Portfolio.

1.  Class A, O, Y and C shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

2.  Upon an exchange of Class C shares of another fund for Class O shares of the fund, the new Class O shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

3.  Class B shares are available only in an exchange from another fund of the Smith Barney Mutual Fund Complex.

4.  If you exchange Class C shares of the fund that were not subject to a deferred sales charge when initially purchased for Class C shares of a fund that imposes a deferred sales charge on those shares, you will be subject to that deferred sales charge and your holding period will be measured from the date of the exchange, not your initial purchase of Class C shares of the fund.

California Money Market, New York Money Market and Massachusetts Money Market Portfolios.

1.  Class A shares of a fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

2.  Class Y shareholders of the fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege.    The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if the funds’ management in its sole discretion determines that an investor is engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until it receives further instructions from the investor. The funds’ policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectuses.

During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value of the fund being redeemed but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the delay of the purchase.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

As stated in the prospectus for shares distributed through PFS Distributors, the exchange privilege is limited only to funds that are offered through PFS Distribution channel.

Additional Information Regarding Telephone Redemption and Exchange Program.

Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the fund being acquired. CGM and PSS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

THE FUNDS

The interest of a shareholder is in the assets and earnings of the fund in which he or she holds shares. The Board of Trustees has authorized the issuance of shares in separate series, each representing shares in one of the separate funds. Pursuant to such authority, the Board may also authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Trustees at the time such funds were established and may differ from those set forth in the prospectuses and this SAI. In the event of liquidation or dissolution of a fund or of the Trust, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution, based on the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

The Declaration of Trust may be amended only by a “majority shareholder vote” as defined therein, except for certain amendments that may be made by the Board of Trustees. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in certain respects to an entity organized as a corporation. The principal distinction between the two forms of business organization relates to shareholder liability described below. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

Special counsel for the Trust is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to (a) all types of claims in the latter jurisdictions (b) tort claims (c) contract claims where the provision referred to is omitted from the undertaking (d) claims for taxes and (e) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust; however, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Board of Trustees intends to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Declaration of Trust further provides that no Trustee, officer or employee of the Trust is liable to the Trust or to a shareholder, except as such liability may arise from his or her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties, nor is any Trustee, officer or employee personally liable to any third persons in connection with the affairs of the Trust. It also provides that all third persons shall look solely to the Trust property or the property of the appropriate portfolio of the Trust for satisfaction of claims arising in connection with the affairs of the Trust or a particular portfolio, respectively. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination of the Trust or any of the series of the Trust by action of the shareholders or by action of the Trustees upon notice to the shareholders.

VOTING RIGHTS

The Board of Trustees has the power to alter the number and the terms of office of the Trustees, and may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and fill vacancies, provided that in accordance with the 1940 Act, (i) a shareholder meeting to elect Trustees must promptly be called if at any time at least a majority of the Trustees have not been elected by the shareholders of the Trust, and (ii) at least  2/3 of the Trustees must have been so elected upon the filling of any vacancy by the board without a shareholder vote. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class C, Class O and Class Y shares of a fund of the Trust, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund’s Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of each fund’s Advisory Agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds.

As of July 1, 2005 the following shareholders beneficially owned 5% or more of a class of shares of a fund of the Trust:

Portfolio	Class of Shares	Percentage
California Money Market Portfolio

David R Cheriton Living Trust	Class A	5.0106%
DTD 12/04/96 Account Two David Ross Cheriton TTEE

Fiduciary Trust Intl-Non Revenue	Class Y	77.8139
Attn John Conte

Fiduciary Trust Intl-Non Revenue	Class Y	22.1782
Attn John Conte

Georgia Portfolio

Joseph W Hamilton Jr	Class A	5.1295

Margaret Due TTEE	Class B	11.7906
FBO Margaret Due TR U/A/D 09/06/02

Z. K. Gandy	Class C	5.8478

James S Hutto	Class C	5.7120

Limited Term Portfolio

Harry Feldman	Class B	5.8949
Beatrice Feldman

Blanche Schimmel	Class B	5.3244

Massachusetts Money Market Portfolio

Citicorp USA Secured Party	Class A	5.7233
FBO: James J Pallotta Kimberly S Pallotta

New York Money Market Portfolio

Fiduciary Trust Intl Revenue	Class Y	87.2476%
Attn John Conte

Fiduciary Trust Intl-Non Revenue	Class Y	12.7523
Attn John Conte

New York Portfolio

Elizabeth R. Arrington	Class A	6.1900

Joan M. Watkis	Class A	5.4000
Crafton W. Watkis JTWROS

Rhoda Rubin	Class B	6.9500

Peter Nager	Class Y	100.0000

Pennsylvania Portfolio

Royal F Alvis	Class A	6.3038
Marion M Alvis JTWROS

TAXES

The following is a summary of certain material federal and state income tax considerations affecting each fund and its shareholders. This summary does not address all of the potential income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of “exempt-interest dividends,” which is excluded from gross income for regular federal income tax purposes and, except for the Limited Term Portfolio and the National Portfolio, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Federal Income Tax Treatment of the Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes and each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates (currently a maximum of 35%).

On March 31, 2005, the unused capital loss carryovers, by fund, were approximately as follows: Limited Term Portfolio, $45,126,361; New York Portfolio, $34,540,447; Georgia Portfolio, $4,343,739; Pennsylvania

Portfolio, $4,839,319; Florida Portfolio, $9,066,578; National Portfolio, $22,819,816. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

PORTFOLIO	2008	2009	2010	2011	2012	2013
Limited Term	$9,495,115	$5,514,817	$214,462	$5,537,751	$2,616,935	$21,747,281
New York Portfolio	6,191,193	4,646,778	—	—	1,069,559	22,632,917
Georgia	732,152	946,633	—	—	244,540	2,420,414
Pennsylvania	648,452	857,242	159,254	—	266,329	2,908,042
Florida	—	768,581	—	—	1,458,394	6,839,603
National	684,820	3,676,518	—	—	2,206,821	16,251,657

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits would constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund fails to qualify as a regulated investment company for a period greater than two taxable years, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Some of the funds may invest in exchange traded municipal bond index and interest rate futures contracts and options on these futures contracts (collectively “section 1256 contracts”), which will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Federal Income Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends paid by any fund from interest income on taxable investments, net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains that a Fund designates as capital gain dividends are taxable as long-term capital gains regardless of the length of time a shareholder has owned fund shares.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, the portion of any exempt-interest dividend paid by a fund that represents income derived from certain “private activity bonds” held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” of the substantial user. Moreover, some or all of a fund’s exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund’s dividends and distributions may affect the federal and California “excess net passive income” tax liability of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to those users within the meaning of the Code or (b) subject to a federal alternative minimum tax or the federal or California “excess net passive income” tax.

Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by any fund will qualify for the corporate dividends-received deduction or taxation of long-term capital gain rates as so called “qualified dividend income.” Shareholders of each fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year.

Investors considering buying shares of a fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge when acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge, will be added to the shareholder’s tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup withholding.    Each fund may be required to withhold taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, payable to a shareholder who does not provide the fund with his or her correct taxpayer identification number (social security or employer identification number) and any required certifications, or who is otherwise subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders’ federal income tax returns.

From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of a fund to pay “exempt interest” dividends could be adversely affected and the fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund’s ability to diversify geographically.

California State Taxes    California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from the California Money Market Portfolio to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the Portfolio’s total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Portfolio are not excluded in determining California state franchise taxes on corporations and financial institutions.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the California Money Market Portfolio who are California residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Florida Taxes    Florida currently does not impose a personal income tax on individuals. Thus, individual shareholders of the Florida Portfolio will not be subject to any Florida state income tax on distributions received from the Florida Portfolio. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

Florida currently imposes an “intangibles tax” on certain securities and other intangible assets owned by Florida residents on January 1 of each year. Certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. The Florida Portfolio seeks generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and attempts to ensure that all of its assets held on the annual assessment date are exempt from this tax. So long as at least 90% of the net asset value of the Florida Portfolio is attributable to such exempt assets, the Florida Portfolio’s shares will be exempt from the Florida intangibles tax. The Florida Portfolio intends to provide shareholders annually with information relating to its assets necessary to permit shareholders to determine whether its shares are exempt from the Florida intangibles tax.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Florida Portfolio who are Florida residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Georgia Taxes    Exempt-interest dividends distributed by the Georgia Portfolio to a Georgia resident that are attributable to interest on Georgia municipal obligations or direct obligations of the United States and its territories and possessions will not be subject to the state of Georgia personal income tax. Dividends or other distributions by the Georgia Portfolio that are attributable to other sources, including all distributions that qualify as capital gains dividends for federal income tax purposes, will be subject to the state of Georgia personal income tax at the applicable rate.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Georgia Portfolio who are Georgia residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Massachusetts Taxes    Individual shareholders of the Massachusetts Money Market Portfolio who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are directly attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) that pay interest which is exempt from Massachusetts personal income taxes. Other distributions from Massachusetts Money Market Portfolio, including those related to long-term and short-term capital gains, other than gains from certain Massachusetts municipal securities that are specifically exempt by statute, generally will not be exempt from Massachusetts personal income tax. Any expense otherwise deductible by a shareholder will not be deductible for Massachusetts income tax purposes to the extent that it relates or is allocable to dividends received by the shareholder that were exempt from Massachusetts personal income taxes.

In the case of a shareholder subject to the Massachusetts corporate excise tax, all distributions received from any fund, including the Massachusetts Money Market Portfolio, will be includible in the shareholder’s gross income for corporate excise tax purposes. Nevertheless, interest on indebtedness incurred or continued to purchase or carry fund shares will not be deductible in computing the income component of the Massachusetts corporate excise tax. Distributions received directly or indirectly from a fund also will not be eligible for the dividends-received deduction for Massachusetts corporate excise tax purposes.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Massachusetts Money Market Portfolio who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

New York State and City Taxes    New York residents who are shareholders of the New York Portfolio or the New York Money Market Portfolio will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of the New York Portfolio and the New York Money Market Portfolio who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania Taxes    Exempt-interest dividends distributed by the Pennsylvania Portfolio will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of the Pennsylvania Portfolio who are Pennsylvania residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Other Taxes

Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust, an open-end management investment company, is organized as a “Massachusetts business trust” pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in a separate fund. The assets of each fund are segregated and separately managed. Each share of a fund represents an equal proportionate interest in the net assets of that fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of that fund as are declared in the discretion of the Board of Trustees. Shareholders are entitled to one vote for each share held and will vote by individual fund except as otherwise permitted by the 1940 Act. It is the intention of the Trust not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the fund’s outstanding shares for purposes of voting on removal of a Trustee or Trustees. The Trust will assist shareholders in calling such a meeting. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. Shares are redeemable as set forth under “Redemption of Shares.”

The Trust sends to each of its fund’s shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce each fund’s printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Service Agent or the Transfer Agent.

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for each fund. Under the custodian agreement with the Trust, the custodian is authorized to establish separate accounts for foreign securities owned by the funds to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the funds, the custodian receives monthly fees based upon the month-end aggregate net asset value of each fund, plus certain charges for securities transactions including out-of-pocket expenses and costs of any foreign and domestic sub-custodians. The assets of the funds are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the funds’ transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, distributes dividends and distributions payable by the funds and produces statements with respect to account activity for each fund and its shareholders. For these services, the transfer agent receives fees from each fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Inc, located at P.O. Box 9699, Providence, RI 02940-9699, serves as a sub-transfer agent for the funds. Under the transfer agency agreement, PFPC maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

The New York Portfolio has engaged Primerica Shareholder Services as the sub-transfer agent for PFSI Accounts. This sub-transfer agent is located at 3100 Breckinridge Blvd., Bldg 200, Duluth, Georgia 30099-0062.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Trust (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

FINANCIAL STATEMENTS

The funds’ financial information is incorporated by reference to the funds’ Annual Reports to Shareholders for the fiscal year ended March 31, 2005 which were filed with the SEC on June 8, 2005, accession numbers, 0001193125-05-122108, and on June 9, 2005, accession numbers, 0000930413-05-004214, 0001133228-05-000372, 0001133228-05-000376, 0001193125-05-122898, 0000930413-05-004125 and 0001193125-05-122962.

OTHER INFORMATION

Smith Barney Mutual Funds offers more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Ratings of Municipal Bonds, Notes and Commercial Paper

Moody’s Investors Service, Inc. (“Moody’s”):

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds that are rated Baa are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”)

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Fitch Inc.:

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Description of State and Local Government Note Ratings

Notes are assigned distinct rating symbols in recognition of the differences between short-term and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk—long-term secular trends for example—may be less important over the short run.

Moody’s:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”). A short-term rating may also be assigned on an issue having a demand feature, a variable-rate demand obligation. Such ratings will be designated as “VMIG.” Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

MIG/VMIG 1—Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2—Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P:

SP-1—Very strong or strong capacity to pay principal interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest.

Fitch Inc.:

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DESCRIPTION OF HIGHEST COMMERCIAL PAPER RATINGS

Moody’s:

Prime-1—Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

S&P:

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 182,100 jobs gained between July 2003 and December 2004 compared with 341,200 jobs lost between March 2001 and July 2003.

The State’s July 1, 2003 population of over 35 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

Both the California economy and the national economy improved in 2004 and the first quarter of 2005. Growth of national economic output was close to a 20-year high in 2004. The U.S. Commerce Department’s first estimate of growth of national economic output in the first quarter of 2005 was lower than expected, but more recent monthly statistics indicate that the U.S. Commerce Department will be revising higher their estimate of first quarter growth in late May. California personal income grew more than twice as fast in 2004 than in 2003. In addition, state taxable sales growth improved, made-in-California exports rebounded, and State job growth picked up. Average monthly job gains were somewhat smaller in the first quarter of 2005 than in the fourth quarter of 2004. Made-in-California exports continued to exceed year-ago levels in the first quarter but in a smaller amount than in 2004.

California total personal income grew by 6.1 percent in 2004 after growing by only 3.1 percent in 2003. The corresponding gains for wage and salary income were 6.1 percent and 2.1 percent. Statewide taxable sales were 8.5 percent higher in 2004 than in 2003; a year earlier the gain was 4.3 percent. California exports increased by 17 percent in 2004 and were about 5 percent higher in the first quarter of 2005 than a year earlier. Exports of computer and electronic products, transportation equipment, and machinery (except electrical) accounted for over three-quarters of the gain in total exports in 2004 but only 10 percent of the gain in the first quarter of 2005. The average level of non-farm payroll employment was 1.0 percent higher in 2004 than in 2003 and 1.6 percent higher in the first quarter of 2005 than a year earlier. The State unemployment rate was 5.4 percent in March 2005, down from 6.0 percent in December 2004 and 6.4 percent in March 2004. The national unemployment rate in March 2005 was 5.2 percent.

Construction rose again in the State in 2004. Residential construction fell slightly in the first quarter of 2005, however. Total new residential units permitted were up 8.4 percent in 2004 but down 4.1 percent in the first quarter of 2005. The valuation of private nonresidential building permits rose by 12.4 percent in 2004 and 7.2 percent in the first quarter of 2005.

Home sales were up 3.8 percent and median prices were up 21.4 percent in the State in 2004. In March 2005, the median price of existing homes sold was $495,400, 15.7 percent higher than a year earlier. Sales were up 7.5 percent from a year earlier.

The 2005-06 May Revision of the Governor’s Budget (“May Revision”) projects U.S. output growth will slow somewhat in 2005 and again in 2006. California personal income growth is expected to slow somewhat in 2005 before increasing slightly in 2006.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2005-06 May Revision, the Department of Finance projected the Appropriations Limit to be $68,890 million in fiscal year 2005-06. The Appropriations Subject to Limit and the Amount (Over)/Under Limit in fiscal years 2004-05 and 2005-06 are not available until the final Budget Act is adopted, although it is expected that the State will remain substantially below its expenditure level.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2, with the exception of four years which were calculated under Test 3. Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and becomes the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. The Governor’s Budget Reform Proposals would eliminate the Test 3 calculation.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools’ funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2004-05 and 2005-06.

The 2005-06 May Revision reflects General Fund Proposition 98 expenditures in fiscal years 2003-04 through 2005-06. The 2005-06 May Revision includes full funding for statutory growth (0.69 percent) and COLA (4.23 percent) adjustments, and also reflects the deferral of Proposition 98 expenditures of $1.297 billion from fiscal years 2003-04 to 2004-05, $1.283 billion from fiscal years 2004-05 to 2005-06, and $1.303 billion from fiscal years 2005-06 to 2006-07.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula. The Governor’s Budget Reform Proposals would eliminate the ability of the Legislature to suspend the minimum funding guarantee.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.776 billion, bringing the total value of the suspension to $3.78 billion. The Administration does not propose additional 2004-05 Proposition 98 appropriations in the 2005-06 Governor’s Budget. This suspended amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor balance of $3.84 billion at the end of fiscal year 2005-06. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated as of the 2006-07 Governor’s Budget, in January 2006. The maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid. The Governor’s Budget Reform Proposal would require this estimated $3.84 billion maintenance factor to be paid within 15 years, and that such payments would no longer increase the Proposition 98 base calculation for future years.

Appropriations for fiscal years 2002-03 and 2003-04 are currently estimated to be $473.6 million and $532.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in fiscal year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 fiscal year, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid. However, the 2005-06 May Revision proposes to fund $251.8 million toward these settle-up obligations, repaying the fiscal years 1995-96 and 1996-97 obligations in full and also paying $971,000 toward the 2002-03 obligation. The current estimate of the remaining obligation is $1.006 billion. Under the Governor’s Budget Reform Proposal, this obligation instead would be repaid within 15 years.

INDEBTEDNESS AND OTHER OBLIGATIONS

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of May 1, 2005, the State had outstanding $47,206,357,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $35,740,521,000 of long-term general obligation bonds. This latter figure consists of $20,502,741,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $15,237,780,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds.

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing 13.5 percent of the State’s total outstanding general obligation bonds as of May 1, 2005.

Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children’s Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of May 1, 2005, the finance committees had authorized the issuance of up to $20,502,741,000 of commercial paper notes and, as of that date, $240,780,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,532,797,629 General Fund-supported lease-purchase obligations outstanding as of May 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,371,448,000 authorized and unissued as of April 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $ 41,494,910,795 aggregate principal amount of revenue bonds and notes which are non–recourse to the General Fund outstanding as of December 31, 2004.

SOURCES OF TAX REVENUE

The following is a summary of the State’s major revenue sources. The 2005-06 May Revision estimates that General Fund taxes have increased by 6.3% in fiscal year 2004-05 and are projected to increase by 5.5% in fiscal year 2005-06.

Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 38.7 percent of the total personal income tax in tax year 2003.

Proposition 63, approved by voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. The 2005-06 May Revision forecast estimates that capital gains and stock option tax receipts will account for 10.8 percent of General Fund revenues in each of fiscal years 2004-05 and 2005-06.

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

•	5 percent is imposed as a State General Fund tax;

•	0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds); and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s economic recovery bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The 2005-06 May Revision estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.  The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.  Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.  The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.  A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.  Sub-Chapter S corporations are taxed at 1.5 percent of profits.

On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in State budget projections for fiscal years 2004-05 and 2005-06.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 40 percent of all special fund revenues and transfers in fiscal year 2003-04. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2003-04, $7.7 billion was derived from the ownership or operation of motor vehicles. About $3.2 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Vehicle License Fee

Prior to enactment of the 2004 Budget Act, vehicle license fees (“VLF”) were assessed in the amount of 2 percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. The 2005-06 May Revision proposes the early repayment, in fiscal year 2005-06, of $593.4 million of the $1.2 billion in VLF backfill payments owed to local governments.

Beginning in fiscal year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of State Constitutional Amendment No. 4 in the November 2004 election, codifies the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.  Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.  Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.  Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.  The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the VLF rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as State Constitutional Amendment No. 4 at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. State Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, State Constitutional Amendment No. 4 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate State Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Pension Trusts

The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”), are included in the financial statements of the State as fiduciary funds. The State’s contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State’s contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. However, the Governor’s Budget proposes to eliminate this contribution and shift this cost to the school districts in order to ensure an effective link between future costs and benefits of the teachers’ retirement system. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve.

The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2005-06 is estimated at $861 million, in comparison to an estimated $796 million in fiscal year 2004-05. On June 21, 2004, the GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. To date, the State has not actuarially computed its liability for post-employment health care benefits.

In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million General Fund) in fiscal year 2004-05. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06.

Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.429 billion in fiscal year 2004-05.

The 2005-06 Governor’s Budget includes a pension reform package to reduce the State’s future costs of pension contributions, estimated at $538 million (all funds) for fiscal year 2005-06. Starting in the 2005-06 budget year, employees will be expected to pay one-half the total charges approved by the CalPERS Board of Administration, including both the charges for normal costs and the charges for any unfunded liability. Implementation of this new method of funding the State’s defined benefit pension plans for existing employees is contingent upon the renegotiation of collective bargaining agreements. The State is also proposing to permit State employees to opt out of CalPERS, in which case the State will share the savings by augmenting employee pay with an amount equal to 50 percent of the normal cost for that employee. The two options being proposed will allow employees to determine how valuable a defined benefit retirement program is as they look to the future, and spread the risks associated with defined benefit programs to all employees who determine that it is a valuable benefit. The 2005-06 May Revision also assumes the issuance of $560 million of pension obligation bonds, yielding net proceeds of $525 million, to cover a portion of the State’s retirement obligations for fiscal year 2005-06.

Repayment of Energy Loans

The Department of Water Resources of the State (“DWR”) borrowed $6.1 billion from the General Fund of the State for DWR’s power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR’s power supply program costs during 2001 exceeded DWR’s revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR’s authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the “IOUs”) resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Unemployment Insurance Fund

In fiscal year 2004-05, the State is estimated to pay $5.870 billion in unemployment benefits from the Unemployment Insurance (“UI”) Fund (which is not part of the General Fund). In fiscal year 2005-06, the State estimates it will pay $5.831 billion in benefits from the UI Fund. In calendar year 2004, the Employment Development Department (“EDD”) obtained a cash flow loan from the United States Department of Labor to pay the unemployment benefits. The 2004 Budget Act contains provisional. language authorizing up to $2.5 million in interest payments from the EDD Contingent Fund towards the repayment of the loan. Previous similar loans have been repaid prior to September 30, 2004; therefore, no interest has been incurred to date. The Department does not currently project a need to borrow during the last quarter of 2005 (which would trigger interest payments). At this time, the UI Fund is not projected to be in a deficit at the end of calendar year 2005. There is currently no estimate of potential deficit projections for calendar year 2006.

PRIOR FISCAL YEARS’ FINANCIAL RESULTS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”) projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State’s fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

The 2003-04 Governor’s Budget, released on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues. The 2003-04 Governor’s Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 200304 respectively. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

By the time of the Governor’s May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued the use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

CURRENT STATE BUDGET AND GOVERNOR’S PROPOSED 2005-06 BUDGET

Background

The 2004-05 Governor’s Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor’s Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

2004 Budget Act

After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the application for budgetary purposes of $2 billion of the proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contained the following major components:

1.  Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2.  Higher Education—A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3.  Health and Human Services—While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the Ca1WORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4.  Pension Reform—The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contributions to CalPERS in fiscal year 2004-05. As described below, the State no longer assumes that the pension bonds will be issued in fiscal year 2004-05 due to litigation delays.

5.  Substantially Reduced External Borrowings—The 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

6.  Tax Relief—The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7.  Indian Gaming—The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $19 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

8.  Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer;

(ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages.

Proposed 2005-06 Governor’s Budget and May Revision

The 2005-06 Governor’s Budget, released on January 10, 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion in 2005-06, would continue to be incurred. On May 13, 2005, the Governor released the May Revision to the 2005-06 Governor’s Budget, which provides updated revenue and economic forecasts and revised budget proposals. The 2005-06 May Revision projects a June 30, 2006 General Fund reserve of $1.415 billion, up $915 million from the 2005-06 Governor’s Budget projections. This reserve includes $900 million set aside for refunds and to account for accelerated payment of amnesty related revenue, as described below. The 2005-06 Governor’s Budget (as updated by the May Revision) proposes various corrective actions that result in a balanced budget as described below. The 2005-06 Governor’s Budget also revises various revenue and expenditure estimates for 2004-05 as described below.

Fiscal Year 2004-05 Revised Estimates in 2005-06 Governor’s Budget (as updated by the May Revision)

The 2005-06 Governor’s Budget projects that the State will end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Governor’s Budget, General Fund revenues and transfers for 2004-05 are projected at $79.5 billion, an increase of $2.244 billion compared with 2004 Budget Act estimates. This includes the following significant adjustments since the 2004 Budget Act:

•	$3.779 billion increase in major tax revenues due to the improved economic forecast;

•	$281 million loss in revenues due to delays in renegotiations of tribal gaming compacts; and

•	$577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06).

•	$3.685 billion gain to beginning balance for amnesty related payments, which is offset by a $1.460 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though they payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would not have been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenue from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005-06 May Revision estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constitute one-time revenues that the 2005-06 May Revision proposes to use for one-time purposes.

Under the 2005-06 May Revision, General Fund expenditures for fiscal year 2004-05 are projected at $82 billion, an increase of $1.3 billion compared with 2004 Budget Act estimates. This includes the following significant changes since the 2004 Budget Act:

•	$258 million in additional Proposition 98 expenditures;

•	$450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

•	$150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

•	$352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

•	$157 million in additional expenditures due to enrollment and population growth;

•	$101 million in additional expenditures for nursing facilities; and

•	$88 million in additional expenditures for increased trial courts costs.

Proposed Fiscal Year 2005-06 Budget (as updated by the May Revision)

The 2005-06 May Revision projects to end fiscal year 2005-06 with a $1.415 billion reserve. General Fund revenues and transfers for fiscal year 2005-06 are projected at $83.9 billion, an increase of $4.4 billion compared with revised estimates for fiscal year 2004-05. The 2005-06 May Revision, among other assumptions, reflects an increase in major revenues of $4.504 billion, or 5.9 percent, due to improved economic forecast.

General Fund expenditures for fiscal year 2005-06 are projected at $88.5 billion, an increase of $6.5 billion, or 8 percent, compared with revised estimates for fiscal year 2004-05. This reflects a total of $3.8 billion of General Fund expenditure solutions, spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court order, and to provide for cost of living adjustments and growth in enrollment, caseload, and population.

The 2005-06 Governor’s Budget (as updated by the May Revision) contains the following major components:

1.  Proposition 98—General Fund expenditures are proposed to increase by $2.555 billion, or 7.5 percent. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. This also reflects a decision not to appropriate the $1.8 billion in 2004-05 and $1.9 billion in 2005-06 that would otherwise have been required were the Proposition 98 guarantee allowed to run next year as though the 2004-05 suspension had not occurred.

2.  Higher Education—The 2005-06 Governor’s Budget marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the next six fiscal years in exchange for improved accountability in a variety of key student performance measures.

3.  Health and Human Services—The 2005-06 Governor’s Budget proposes to increase expenditures by $1.8 billion over revised 2004-05 levels for Health and Human Services Programs. This increase consists of caseload and other workload increases totaling $2.7 billion, offset by $900 million in savings from major policy changes to close the budget gap. Approximately $903 million of savings are projected to be achieved through Department of Social Services proposals, including several CalWORKS reductions ($449 million), a reduction in State participation in IHSS Wages/Health Benefits ($195 million), and the suspension of the January 2006 SSI/SSP State Cost-of-Living Adjustments and the withholding of the pass-through of the January 2006 federal Cost-of-Living Adjustments ($259 million). In addition, Medi-Cal savings of $260 million is projected to be achieved primarily by replacing General Fund support with new federal funds for certain prenatal care services. Policy decisions that increased expenditures for other Health and Human Services Programs partially offset some of those savings.

4.  Pension Initiatives—The 2005-06 Governor’s Budget includes reduced expenditures from proposed changes to the pension system. These include a projected $296 million of savings from two proposals: (i) all state employees, as their contracts expire, will be required to fund one-half of the future cost of retirement rather than approximately one-fourth of the amounts, and (ii) state employees will be allowed to opt out of CalPERS, and the State would augment their salaries by one-half the actuarial normal cost. The achievement of these savings is subject to collective bargaining negotiations. The reforms also include a projected $469 million of CalSTRS savings achieved by shifting the State’s contribution to the Defined Benefit Program to the school districts or the covered employees. The 2005-06 Governor’s Budget also assumes the issuance of pension obligation bonds as described below.

5.  External Borrowings—The 2005-06 Governor’s Budget assumed the issuance of $800 million pension obligation bonds, yielding a net benefit to the General Fund of $765 million, to cover a portion of the State’s required contributions to CalPERS in fiscal year 2005-06. The 2005-06 May Revision has adjusted that estimate downward to $560 million, with a net benefit to the General Fund of $525 million. Of that amount, $252 million is reflected as a revenue transfer and $308 million as savings. The 2005-06 Governor’s Budget assumes no pension obligation bonds proceeds for fiscal year 2004-05. The 2005-06 Governor’s Budget had anticipated the issuance of $1.683 billion of additional economic recovery bonds for use in fiscal year 2005-06 but the 2005-06 May Revision eliminates this issuance. As a consequence, approximately $3.7 billion of additional economic recovery bonds will remain authorized but unissued. Though the 2005-06 Governor’s Budget anticipated the issuance of $464 million of judgment bonds to finance a pending settlement of the Paterno lawsuit, at the time of the 2005-06 May Revision the bond issuance was deemed unnecessary and has been eliminated. Instead, plaintiffs have agreed to sell that claim for a lump sum to Merrill Lynch. The first year’s payment for $67 million will be made in 2005-06.

6.  Other Revenue Enhancements and Expenditure Reductions—The 2005-06 Governor’s Budget, adjusted by the May Revision, includes: (i) $268 million in savings from the suspension of most mandates in 2005-06; (ii) $882 million from a variety of proposals to increase revenues without tax increases; and (iii) $91.2 million in additional savings from reducing state operations budgets for departments within the Administration. The 2005-06 May Revision eliminates the proposed suspension of the transfer of $1.3 billion of Proposition 42 sales tax funds to the Transportation Investment Fund; these funds will now be transferred and available for transportation purposes.

The 2005-06 May Revision reflects the following major items and changes since the Governor’s Budget for fiscal year 2005-06:

•	$1.683 billion reduction due to the cancellation of the issuance of economic recovery bonds;

•	$1.313 billion increased expenditure to fully fund the Transportation Investment Fund (Proposition 42);

•	$593.4 million increased expenditure to repay cities and counties for about half of the vehicle license (VLF) fees that cities and counties did not receive in fiscal 2003-04 due to suspension of the VLF offset;

•	$240.0 million reduction in savings from pension obligation bonds due to downward re-estimate;

•	$284.0 million increase in Proposition 98 funding; and

•	$152.7 million savings in the State’s CalPERS contributions due to a new policy for calculating the actuarial value of assets.

California Performance Review

As a result of recommendations by the California Performance Review, the Governor submitted two reform proposals to the Little Hoover Commission on January 6, 2005. The first proposal would eliminate 88 boards and commissions (the 2005-06 May Revision reduced the number of bonds and commissions to be eliminated to 13), thereby removing unnecessary layers of bureaucracy and improving constituent accessibility. The second proposal would reorganize the Youth and Adult Correctional Agency into the Corrections and Rehabilitation Department by removing duplicative functions and consolidating management authority. The 2005-06 Governor’s Budget assumes no savings from these proposals for fiscal years 2004-05 and 2005-06.

Governor’s Budget Reform Proposals and Related Initiative

Although the 2005-06 Governor’s Budget makes significant progress in eliminating the structural deficit, absent corrective action, the State will continue to face a structural budget deficit in fiscal year 2006-07 and beyond. The 2005-06 Governor’s Budget proposes a series of constitutional reforms to create the tools and incentives needed to return California’s budget to true structural balance. These proposed constitutional amendments have been submitted to the Legislature in a special session called by the Governor, and must be approved by a majority of the voters. The Administration is still working with the Legislature towards the adoption of the proposed budget reforms. The Governor, however, has indicated that he will present the proposed constitutional amendments directly to the electorate through the initiative process if the Legislature fails to approve the proposed reforms in time for a special election.

To that end, the Governor recently endorsed the budget reform initiative titled “California Live Within Our Means Act,” which contains provisions similar, but not identical, to the Governor’s constitutional budget reform proposals. This initiative, which is also briefly summarized below, has been approved by the Attorney General for circulation to the voters. In order to qualify for any November 2005 special election called by the Governor, the sponsors of the initiative must obtain approximately 600,000 signatures and qualify the initiative on or before June 30, 2005. The Governor has not yet called for a special election to be held in November 2005.

The Governor’s reforms are described below:

Budget Control Proposals

1.  Across-the-Board Reductions—Whenever the Director of Finance advises the Governor that State spending is at a level that is likely to exceed available revenue, the Budget Control Proposal would require the Governor to call a special session to address the imbalance. If the Legislature and the Governor fail to address the budget imbalance within 45 days of the calling of the special session, the State Controller would be required to implement an across-the-board reduction in all State General Fund payments (except for debt service and any reduction that would violate the Constitution). Further, the proposed reform would provide that whenever the State does not have a budget in effect at the beginning of the fiscal year (July 1), the appropriation levels in the previous year’s budget would remain in effect until such time as the Legislature and the Governor enact a new budget. In this case, an across-the-board reduction in all State General Fund payments will be made within 30 days to keep within existing resources.

2.  Proposition 98 Reform—Currently, the Legislature can suspend the Proposition 98 guarantee with a bill approved by two-thirds of each house. Suspension of the Proposition 98 guarantee creates a maintenance factor of the same amount. The Proposition 98 reform proposal eliminates the Legislature’s ability to suspend Proposition 98 and the Test 3 calculation that allows the State to reduce Proposition 98 payments when the sum of percentage growth in per capita General Fund revenues plus 0.5 percent is lower than percentage growth in per capita personal income, and also creates a maintenance factor. By eliminating suspension of Proposition 98 and the Test 3 calculation, no new maintenance factor will be created in future years. All sums owed for the maintenance factor existing as of June 30, 2006, will be repaid on a one-time basis within 15 years.

Under this reform proposal, the State will annually pay its Proposition 98 obligation to K-14 education as specified by the original two tests, whichever is applicable, unless General Fund appropriations are reduced pursuant to the across-the-board reduction. The State will not postpone Proposition 98 obligations to future years and settle-up obligations, which are one-time in nature, owed for prior fiscal years through and including the 2003-04 fiscal year will be repaid within 15 years of the effective date that the measure is approved by the voters implementing this proposal. The Proposition 98 reform proposal also requires certification of the Proposition 98 guarantee by the Department of Finance and the Superintendent of Public Instruction within 24 months following the end of each fiscal year beginning with the 2004-05 fiscal year, and will continuously appropriate any settle-up funds owed for each of those years as soon as each fiscal year’s obligation is certified.

3.  Proposition 42 Reform—Proposition 42, enacted by the voters in 2002, requires the State to use the proceeds of the sales tax on gasoline only for transportation projects. However, since its enactment, Proposition 42 has been suspended once and partially suspended a second time. The Proposition 42 reform proposal allows the State to suspend Proposition 42 for two more fiscal years (2005-06 and 2006-07), but removes from the Constitution the ability to suspend after that. All Proposition 42 transfers that are suspended will be treated as loans to the General Fund and will be repaid within a period of up to 15 years.

4.  Special Funds Reform—This proposal prohibits budget borrowing from special funds, even during a budget crisis.

5.  Consolidation of Inter fund Borrowings—Selected amounts owed by the State to the following accounts will be proposed for repayment over a period of up to 15 years: (i) Proposition 42 loans, estimated at $3.5 billion; (ii) maintenance factor and accumulated settle-up under Proposition 98, estimated at $4.9 billion; (iii) unfunded mandates upon local governments, estimated at $1.5 billion; and (iv) unfunded mandates through fiscal year 2003-04 upon schools (from Proposition 98 funds), estimated at $1.8 billion.

Pension Reform

The Governor has withdrawn his Pension Reform proposal to amend the Constitution to prohibit the State or any of its political subdivisions from offering defined benefit plans to new employees. However, the Governor continues to propose that the State bargain with employee unions to equalize the employee and employer share of the annual contribution to CalPERS as labor contracts come due, for an anticipated General Fund savings of $206 million in fiscal year 2005-06.

“California Live Within Our Means Act” Initiative

This initiative, which the Governor has endorsed, resembles the Governor’s budget reform proposals in many respects, including constitutional reforms related to Proposition 98 (although, unlike the Governor’s proposal, the initiative would not eliminate the Legislature’s ability to suspend Proposition 98), the elimination of the State’s ability to borrow from special funds except for cashflow short term borrowing, and the repayment of existing inter-fund borrowings and mandates. The initiative, however, expands upon the Governor’s expenditure reform proposals in certain significant ways. The initiative would amend the Constitution to limit the annual growth in State spending to the average annual growth in General Fund and special fund revenues for the prior three fiscal years. This limit on spending would be in addition to the Appropriations Limit imposed by Article XIII B of the Constitution. Any revenues collected in excess of this limitation and allocated to the General Fund would be dedicated to specified purposes, including (i) the funding of the Budget Stabilization Account created under Proposition 58, (ii) the retirement of outstanding Proposition 98 mandates and economic recovery bonds, and the funding of the previous suspensions of transfer to the State transportation funds, and (iii) the construction of school and highway infrastructure. Funds allocated for these purposes would not be counted for purposes of calculating the following year’s spending limit.

The initiative would also amend the Constitution to authorize the Governor to address budget shortfalls during any fiscal year, not otherwise addressed by the Legislature within the time parameters set forth in the initiative, in any manner the Governor deems appropriate (whether proportionately or disproportionately), but subject to certain priority payments (including the payment of debt service, payments required by federal law, and payments under contracts incurred prior to the enactment of the initiative). The initiative also provides that if a budget is not adopted in any year by July 1, then the budget appropriation levels for the prior year would remain in effect until the new budget is adopted.

Continued “Structural Deficit”

On January 12, 2005 and February 22, 2005, the LAO released reports analyzing the 2005-06 Governor’s Budget. In these reports the LAO concluded that by adopting ongoing legislative solutions similar in magnitude to those proposed by the 2005-06 Governor’s Budget, the State could balance its budgets in fiscal years 2005-06 and 2006-07, and reduce its structural balance shortfall from a peak under the current level of $10 billion to about $4 billion per year. However the LAO warned that revenue growth, even adjusted for the improved economy outlook, was not enough to allow the State to “grow its way” out of its long term structural imbalance. The LAO concluded that, without further actions, “the State would face major budget problems in 2006-07 and beyond (when temporary solutions adopted in past budgets expire and past budgetary borrowing starts coming due), with its borrowing capacity exhausted and relatively few easy options available.”

In its “Overview of the 2005-06 May Revision,” released on May 13, 2005, the LAO found “sensible” the Governor’s use of the estimated $4 billion of new funds generated by an improved economic outlook to reducing debt and restoring Proposition 42 funding. However, the LAO stated that the basic fiscal picture for the State had not changed dramatically from its earlier assessment; the LAO reiterated its forecasts of budget shortfalls of about $4.1 billion in fiscal year 2006-07 (net of amnesty related tax refunds and adjustments), $4 billion in fiscal year 2007-08 and then $3 billion for fiscal year 2008-09.

Moreover, the LAO continued to express caution about the reliability of certain revenue and savings proposals incorporated into the 2005-06 Governor’s Budget, including (i) approximately $408 million of employee benefit compensation savings (which are dependent on successful collective bargaining); (ii) approximately $469 million related to the shift in CalSTRS’s retirement costs from the State to school districts (which could require the rebenching of the Proposition 98 funding guarantee); (iii) the impact of a recent state Superior Court decision that found that last year’s suspension of a $500 million payment to CalSTRS by the State to be illegal; and (iv) approximately $525 million of additional revenue from the issuance of pension bonds (which are being challenged in court). The LAO also projected that revenues during the second half of the current fiscal year 2004-05 would be $600 million less than as projected in the 2005-06 May Revision, although the LAO stated their forecast of revenues for the 2005-06 budget year is similar to the Governor’s revised estimate.

The LAO reports also raise concerns relating to the Governor’s structural reform proposals. The LAO warns that the Proposition 98 and across-the-board reduction provisions “would dramatically reduce the ability of future policy makers to establish budget priorities.” In particular, the LAO cautions that the elimination of the Proposition 98 suspension provisions and Test 3 calculation (which allows for the reduction of the growth rate of Proposition 98 funding during low revenue years) would leave policy makers with limited discretion over the allocation of budget resources between education and other state programs, and potentially shift all of the burden of balancing the budget on spending reductions in non-Proposition 98 programs (such as higher education, health, social services and criminal justice), or on taxpayers in the form of higher fees and taxes. In the LAO’s view, the elimination of the ability to suspend Proposition 42 transfers for transportation or to borrow from special funds would also limit the State’s ability to deal with budget shortfalls.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teacher’s Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, “SBX 1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX 1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as Teacher’s Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX 1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. On May 4, 2005, the Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX 1 20 unconstitutionally impairs CalSTRS members’ vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to the SBMA. The judgment will also include an award of interest in an as yet unknown amount. The State is in the process of reviewing the Superior Court’s order and evaluating possible grounds for an appeal.

Actions Seeking Flood-Related Damages

Paterno v. State of California (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs’ action, and upon remand, plaintiffs’ inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. (Paterno v. State of California (2003) 113 Cal. App. 4`” 998). The Supreme Court denied the State’s petition for review, which brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court.

Tax Refund Cases

Five pending cases challenge the Franchise Tax Board’s treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation’s California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors’ petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S127086). The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in the Court of Appeal, First Appellate District (Case No. A102915); and Toys “R” Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial courts in The Limited Stores and Toys “R” Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case No. A105312) in which the court declined to decide this issue, noting that the issue would be resolved by the California Supreme Court in the General Motors case. The plaintiff in Microsoft Corporation has petitioned for review in the California Supreme Court. The petition is pending; therefore the First Appellate District’s decision is not final. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Environmental Cleanup Matter

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (“Board”). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the “Government Claims Board”). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the “commandeered” “block forward contracts.” Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the “block forward contracts” in the amount of approximately $1 billion.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); Orfield v. Westly (Los Angeles County Superior Court, Case No. BC288429); and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller’s unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

In two pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522). The Trust Realty lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”), and the Morris lawsuit challenges both the elimination of interest and whether the State’s custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as a class action suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners case are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Action Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections’ use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action for the purpose of determining liability. The court has deferred its ruling on certifying a class for the purpose of determining damages. If this action is certified as a class action for purposes of damages, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. Trial is currently scheduled to begin in September 2005.

Action Seeking A Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al., v. Schwarzenegger, et al., is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No. A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an “increase in tax relief,” which, by statute, triggers an upward cost of living adjustment for recipients of Ca1WORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $250 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., (U.S. District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the “Department”) to comply with National Pollution Discharge Elimination System (“NPDES”) requirements under the federal Clean Water Act (“Act”) in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs’ position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The matter of Conlan v. Bonta is now pending before the Court of Appeal (First Appellate District, Case No. A106278). This appeal follows a prior appellate court decision determining that the State’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients. The pending action is the Department of Health Services’ appeal of that decision. At issue in the action are certain administrative procedures ordered by the trial court. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal offset, may be in excess of $250 million.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs’ class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “un-reimbursed” to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates et al. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending that challenge the State’s practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties, violates the State Constitution. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State’s practice violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as State Constitutional Amendment No. 4 at the November 2004 election, did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

Action for Damages for Alleged Destruction at Indian Burial Sites

On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the U.S. District Court, Central District (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the “Amended Compacts”). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $35 million in additional revenues in fiscal year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The appeal was stayed pending the District Court’s ruling on a motion for reconsideration of the breach of compact claims, brought by the plaintiff. The District Court granted that request in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The Ninth Circuit is awaiting briefing by the parties as to the status of the appeal. The tribe has moved to voluntarily dismiss its appeal. The State is considering its options as a result of this recent decision.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State’s pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California’s Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994). An answer was filed by a public interest group, and the matter will proceed to trial. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

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RATING AGENCIES’ ACTIONS

As of April 2005 Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation, respectively, A-, A and A3. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

FLORIDA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Florida municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of Florida (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Florida issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

DEMOGRAPHIC & ECONOMIC INFORMATION

During the latter half of the twentieth century, the State’s population increased dramatically, and growth in the gross state product outpaced both the Southeast and the nation. During the same period, the manufacturing base of the State’s economy declined and the service and trade bases increased. The 1990’s saw Florida become a leader in high-tech industrial employment, and international trade increased.

Population

Florida ranks as the fourth most populous state, with a population of 17.425 million as of April 1, 2004. From 1993 to 2003, the U.S. population increased about 1% annually, while Florida’s population averaged a 2.2% annual increase, due primarily to net in-migration. During that period, 12% of the State’s population growth was due to the excess of births over deaths, and 88% to net in-migration.

•	Approximately 39% of in-migration between 2000 and 2003 was from foreign countries, with the rest from other states.

•	While the 1990’s saw the State’s population grow by 23.5%, the elderly population (aged 65 or older) increased by 19.2% and constituted 17.6% of the State’s total population on April 1, 2000, and is projected to be 17.7% of the State’s population in 2010.

•	The working age population (18-64) grew by approximately 23.8% from 1990-2000, representing 59.6% of the total population in 2000. Growth in this age group is projected at 23.1% between 2000 and 2010, to become 60.5% of total population by 2010.

Income

Historically, Florida’s total personal income has grown at rates similar to those of the U.S. and the other southeastern states. From 1994 to 2003, Florida’s total nominal personal income grew by 65% and per capita income expanded approximately 38%. For the nation, total and per capita personal income increased by 57% and 42%, respectively.

Because Florida has an older and proportionately larger retirement population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers’ compensation and veterans benefits) are major sources of income.

Employment

Between 1990 and 2000, Florida’s working age population (age 18-64) increased by approximately 20.1% and the number of employed persons in Florida increased approximately 20.2%. The services sector of the

State’s economy continues to grow. In 2003, services constituted 47.9% of the State’s total non-farm jobs, compared to 42.9% five years earlier. The total number of non-farm jobs increased 6.7% while jobs in services increased 11.6% over the same period.

There are approximately 400,000 employees of the State, counties, school boards, municipalities and special taxing districts in collective bargaining units under the jurisdiction of the Public Employees Relations Commission (PERC). PERC also monitors the State’s career service system, under which more than 100,000 State employees have civil service privileges. Public employees are prohibited from striking, and the failure by the legislature to appropriate monies sufficient to fund a collective bargaining agreement does not constitute an unfair labor practice.

•	During the 1990’s, Florida became a leader in high-tech industrial employment, ranking first in the southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade.

•	Computer and electronic products comprised 29% of Florida’s export sales in 2002

•	Florida’s primary areas of high-tech employment are in communication services, software and computer-related services, software services, data processing and information services, and communication equipment manufacturing.

•	From 1995 to 1997, Florida’s unemployment rate was generally below that of the U.S.

•	In 1998, Florida’s unemployment rate was again very slightly above that of the U.S.

•	From 1999 to 2004, Florida’s unemployment rate once again fell below the U.S. unemployment rate.

Gross State Product

Gross State Product (“GSP”) represents the value of goods and services produced by a state, and serves as a broad measure of a state’s economy. Private industry accounted for 88.4% of the State’s 2002 GSP. Services constituted the largest sector of that year’s GSP, with health services and professional and technical services contributing the most within the industry (24.9% and 21.9%, respectively). Real estate was the largest single industry, accounting for 15.1% of the 2002 GSP.

Tourism

Tourism is not treated as a separate industry sector, but remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately 76,823 million people visited the State in 2004, a 3.0% increase over 2003. Leisure and hospitality services accounted for 11.1% of the State’s non-farm employment in 2003.

Transportation

Transportation of goods and passengers is facilitated by Florida’s integrated transportation system. The State has approximately 120,000 miles of roads, 13 freight railroads with 2,887 miles of track, and AMTRAK passenger train service. There are 23 fixed route transit systems. There are 828 aviation facilities, of which 131 are available for public use; 20 provide scheduled commercial service and 13 provide international service. According to the Airport Council International preliminary figures, in 2003, eight Florida airports were among North America’s top 100 based on number of passengers. Miami International Airport was the 12th largest North American airport and the 20th largest in the world, based on total passenger count, while Orlando International Airport ranked 15th in North America and 23rd worldwide. Of the top 100 North American airports based on total cargo volume for 2003, five were in Florida with Miami ranking 9th in the world. Florida also has 14 deep water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State’s inland waterway system.

In 1998, voters approved a constitutional amendment requiring the development of a high speed ground transportation system, with construction to commence by November 1, 2003. The system has not been developed or funded, and a measure repealing the amendment was passed in the 2004 general election.

Construction

Construction activity, which constituted approximately 4.5% of Florida’s 2002 GSP, is another factor to consider in analyzing the State’s economy. There were 211,000 single and multi-family housing starts in fiscal year ended June 30, 2003 and 246,000 housing starts in fiscal year ending June 30, 2004.

International Trade

Florida’s location lends itself to international trade and travel. The State’s international merchandise trade (imports and exports) totaled $73.15 billion in 2003. The State’s merchandise exports increased by 0.5% in 2003, and imports increased by 7.5%. During the same period, the nation’s goods exports increased by 4.5% and imports increased by 8.2% according to the U.S. Census Bureau. The State’s top five exports for 2003 were machinery, electrical machinery, vehicles, optical and medical instruments, fertilizer and aircraft an spacecraft. The top five imports were vehicles, apparel, electrical machinery, aircraft and spacecraft, and machinery. Florida’s top rated partners for 2003 were Brazil, Dominican Republic, Japan, Germany an Costa Rica. (Source: Enterprise Florida).

STATE DEBT

As a general rule, bonds of the State or its agencies are issued by the Division of Bond Finance pursuant to the State Bond Act, ss. 215.57-.83, Florida Statutes. During the 2001 Session the Florida Legislature formalized in statute an annual Debt Affordability Study to be used as a tool for measuring, monitoring and managing the State’s debt. The State debt fiscal responsibility policy, s. 215.98, Florida Statutes, establishes debt service to revenues as the benchmark debt ratio to estimate future debt capacity, using a target ratio of 6% and a cap of 7%. The estimated future debt capacity is intended to provide legislative policy makers with information to measure the financial impact of new financing programs and to assist them in formulating capital spending plans.

The study first looks at total State debt outstanding, separating the debt into net tax-supported debt and self supporting debt. Net tax-supported debt is repaid by the State from a specified tax revenue source or general appropriation of the State. Self supporting debt is reasonably expected to be repaid from project revenue or loan repayments. Some but not all of State debt is additionally secured by the full faith and credit of the State.

At the end of fiscal year ended June 30, 2004, Florida had outstanding approximately $16,891.8 million in principal of net tax-supported debt and $4,305.2 million in self supported debt for a total state debt of $21,197.1 million.

State Full Faith and Credit Debt

Article VII, Section 11 (a) of the Florida Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

All of Florida’s full faith and credit debt which is currently outstanding has been issued under separate constitutional authority which also authorizes the pledge of a dedicated tax or other revenue source as well. Such debt includes bonds for pollution control and abatement and solid waste disposal (operating revenues, assessments); right-of-way acquisition and bridge construction (motor fuel or special fuel taxes); public education capital outlay (gross receipts taxes); roads within a county (second gas tax); and school districts or community colleges (motor vehicle license revenues). Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests which must be met prior to issuance.

State Revenue Bonds

The Florida Constitution authorizes the issuance of bonds to finance or refinance State capital outlay projects, which are payable from funds derived directly from sources other than State tax revenues.

Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities, toll roads and other transportation projects. The Constitution specifically authorizes the issuance of bonds to fund student loans; to finance housing; and to refund outstanding bonds at a lower net interest cost. The Constitution was amended in 1998 to expressly permit the issuance of bonds pledging a dedicated State tax source for the purposes of conservation, outdoor recreation, water resource development, restoration of natural systems, or historic preservation.

Bonds are also outstanding, which are payable from documentary stamp taxes deposited in the Land Acquisition Trust Fund for conservation and recreation purposes.

Other Obligations

Although most debt of the State or its agencies is issued through the Division of Bond Finance, there are other entities which issue bonds or incur other long term obligations which are secured by State revenues. These include the Florida Housing Finance Corporation, the Florida Ports Financing Commission, the Correctional Privatization Commission, the Department of Corrections, the Department of Juvenile Justice, the Department of Children and Families, the Florida Hurricane Catastrophe Fund Finance Corporation, the Inland Protection Financing Corporation and the Investment Fraud Restoration Financing Corporation. The Florida Legislature has also dedicated 2.59% of cigarette tax collections to the H. Lee Moffitt Cancer Center and Research Institute, for 10 years, which are pledged to secure bonds issued by the City of Tampa. The City of Tallahassee issued bonds to finance relocation of the developmental research school of Florida State University. The bonds are payable from lease revenues appropriated to the University each year. The State’s Chief Financial Officer has a consolidated equipment financing program for State agencies and a lease purchase financing for replacement of the State’s accounting and cash management systems, which are subject to annual appropriation.

The 2000 Legislature authorized creation of the Tobacco Settlement Financing Corporation with the power to issue up to $3 billion in revenue bonds (not to exceed $1.5 billion annually) to purchase the State’s interest in the tobacco litigation settlement agreement, subject to legislative approval. No bonds have been approved by the legislature or issued by the Tobacco Settlement Finance Corporation.

The 2000 Legislature also created the Florida Water Pollution Control Financing Corporation to finance projects through the State’s Department of Environmental Protection which are authorized under the federal Clean Water Act. The corporation is authorized to issue bonds secured through the repayment of loans to local government entities. The principal amount of such bonds which may be issued shall not exceed $300 million in any Fiscal Year.

RECENT STATE FINANCIAL DEVELOPMENTS

The State’s budget is required to be kept in balance from current revenues each State fiscal year, with the final budget subject to adjustment during the fiscal year if necessary to ensure that no shortfall occurs.

Fiscal Year 2004

Total combined General Revenue and Working Capital Funds for Fiscal Year 2003-04 of $23,884.1 million were available to fund appropriations. Expenditures totaled approximately $21,426.9 million, which were funded from general revenue collections of $21,823.9 million, $1,288.9 million in trust fund transfers, and approximately $89.8 million in unused appropriations, cancellations of warrants, reversions and miscellaneous adjustments from the prior fiscal year. The Working Capital Fund year-end balance was $2,457.2 million, or 11.4% of expenditures. The State’s constitutionally required Budget Stabilization Fund reserves were not used to fund the 2003-04 budget. At year-end the Budget Stabilization Fund balance was $966.4 million.

General revenue collections exceeded revenue estimates by $477 million or 2.23%, primarily due to better than expected sales tax collections and continued high levels of documentary taxes reflecting continued strength of the State’s mortgage loan market.

Fiscal Year 2005

The State of Florida was hit by four hurricanes affecting many different areas within the State during the months of August and September 2004. The total governmental cost of disaster recovery and relief efforts for public and individual assistance resulting from Hurricanes Charley, Frances, Ivan and Jeanne is estimated to be $4.3 billion, as of November 10, 2004. The State’s non-reimbursable share of the total cost of such efforts is estimated to be $387.7 million.

Fiscal Year 2004-05 general revenue collections, as estimated by the April, 2005 Revenue Estimating Conference, are projected to be $24,671.4 million, or $1.05 billion over prior estimates and $2.8 billion above actual collections for the prior year. The projected sales tax growth reflects the State’s continued economic growth and strong tourism-related collections. Spending on repair and replacement of property destroyed by hurricanes is expected to account for $319.8 million of the increase in sales tax revenues. Activity in the real estate market continues to account for increased documentary and intangibles taxes. For July 2004 through February 2005, the first eight months of Fiscal Year 2004-05, preliminary general revenue collections were $15,239.9 million, or approximately 2.8%, over the November revenue estimates.

General Revenue Fund appropriations originally enacted by the legislature totaled approximately $24,050 million. The State’s budget has since been amended, by executive orders and in a special session of the legislature, to provide a total of $544.8 million in hurricane disaster relief. Additionally, the legislature appropriated $77 million during a special legislative session in December, 2004, for juvenile justice and universal pre-kindergarten. As a result, General Revenue Fund appropriations for Fiscal Year 2004-05 now total approximately $24,675.4 million. Appropriations are expected to be funded from total General Revenue Funds projected at $27,710.7 million, consisting of the $24,671.4 million in expected revenue collections, trust fund and other transfers of $465.3 million, $76.1 million in reversions and cancellation of warrants, and $45 million in repayment of hurricane disaster relief loans, as well as the funds on hand in the Working Capital Fund. The year-end Working Capital Fund balance is now projected to be $3,035.3 million, or 12.3% of appropriations. This amount will be reduced to the extent hurricane-related reimbursements due to the State are not made in the current fiscal year. The required Budget Stabilization Fund balance is $999.2 million at fiscal year end; the fund has not been used to fund the Fiscal Year 2004-05 budget.

Fiscal Year 2006

During the session which adjourned on May 6, 2005, the State legislature passed legislation which authorized general revenue appropriations totaling approximately $27,596 million for the 2005-06 Fiscal Year, including an additional deposit to the Budget Stabilization Fund of $92 million.

The April 2005 Revenue Estimating Conference projected that funds available from the General Revenue and Working Capital Funds would total $29,015 million for Fiscal Year 2005-06. The estimated funds available include $25,621 million in revenue collections, $3,035 million projected balance in the Working Capital Fund and $358.3 million from miscellaneous adjustments for hurricane disaster loan repayments, unused appropriations, reversions and cancellation of warrants, and the like. Since that time, the legislature has passed legislation which is anticipated to reduce general revenue collections by $191.4 million next fiscal year to $25,430 million. A portion of the funds on hand in the Working Capital Fund will be combined with general revenues and used to fund the Fiscal Year 2005-06 budget.

The Governor has fifteen days from the date a bill is presented to him within which to act on it, including exercising the power to veto individual line item appropriations. Projected year-end fund balances will be affected by the Governor’s vetoes, the accuracy of official estimates, and actual revenue collections during the 2005-06 Fiscal Year. Official estimates of the 2005-06 fiscal year-end fund balances are not yet available.

STATE FINANCIAL OPERATIONS

Florida law requires that financial operations of the State be maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund administered by the Chief Financial Officer. The majority of State tax revenues are deposited in the General Revenue Fund. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are disbursed by the Chief Financial Officer upon warrants or other orders pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund, in an amount not less than 5% nor more than 10% of the last complete fiscal year’s net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding, including payment of up to $38 million with respect to certain uninsured losses to state property. Monies in this fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the legislature establishes a different restoration schedule.

The State budget must be kept in balance from current revenues each State fiscal year (July 1-June 30), and the State may not borrow to fund governmental operations. (See “Budget Shortfalls” below.)

Budgetary Process

The State’s budgetary process is an integrated, continuous system of planning, evaluation and controls. Individual State agencies prepare and submit appropriation requests to the Office of Planning and Budgeting, Executive Office of the Governor, no later than September 1 of the year preceding legislative consideration. The Office of Planning and Budgeting conducts a detailed evaluation of all agency requests, after which it makes budget recommendations to the Governor. The State is in the process of implementing performance-based budgeting standards, and the 2002 Legislature has incorporated into the General Appropriation bill standards and measures to be applied in the budget process. The bill implements 91% of the standards to be applied. Under performance-based budgeting, agencies receive lump sum appropriations for each program area. Agency heads have latitude to transfer appropriations among categories within programs to accomplish program objectives.

From recommended appropriations and revenue estimates, the Governor submits a recommended budget to the legislature. After passage, the Governor may exercise line item vetoes or veto the entire bill.

Revenue Estimates

State law provides for consensus estimating conferences to develop a variety of official economic and demographic information for use in planning and budgeting. Each conference develops information within its area of expertise by unanimous consent of the conference principals. Once an estimating conference is convened, an official estimate does not exist until a new consensus is reached.

Consensus revenue estimating conferences are generally held twice each year to estimate revenue collections for the next fiscal year based on current tax laws and administrative procedures. General State and national economic scenarios are agreed upon by the conference principals; the revenue estimates are then derived with the assistance of a custom-designed State econometric computer model. Consensus estimating conferences are held in late autumn to establish a forecast for the Governor’s budget recommendations, and in the spring to determine the revenues available for appropriation during the legislative session. Conferences may reconvene at any time if it is felt that prior recommendations are no longer valid. Meetings are also held from time to time to determine fiscal impact of possible tax law changes, and after each legislative session to review changes in tax legislation and to amend official conference recommendations accordingly.

State Revenue Limitation

The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues include taxes, licenses, fees, and charges for services imposed by the legislature on individuals, businesses, or agencies outside of State government as well as proceeds from the sale of lottery tickets. State revenues subject to the limitation do not include lottery receipts returned as prizes; balances carried forward from prior years; proceeds from the sale of goods (e.g. land, buildings); funds pledged for debt service on State bonds; State funds used to match federal money for Medicaid (partially exempt); balances carried forward from the prior fiscal year; charges imposed on the local governmental level; receipts of the Hurricane Catastrophe Trust Fund; and revenues required to be imposed by amendment to the Constitution after July 1, 1994. The revenue limitation may be adjusted to reflect the transfer of responsibility for funding governmental functions between the State and other levels of government.

Financial Control

After the appropriations bill becomes law, the Office of Planning and Budgeting prepares monthly status reports comparing actual revenue receipts to the estimates on which appropriations were based. This constant cash flow monitoring system enables the Governor and the Chief Financial Officer to insure that revenues collected will be sufficient to meet appropriations.

The Administration Commission, comprised of the Governor and Cabinet, is authorized to reduce all approved State agency budgets to prevent a deficit in any fund. (See “Budget Shortfalls” below.)

By September 15 of each fiscal year, monies in excess of the amount needed to meet General Revenue Fund appropriations are transferred to the Working Capital Fund. The Working Capital Fund is limited to 10% of net revenue of the General Revenue Fund for the preceding fiscal year and may be used to meet revenue shortages in lieu of or in addition to reducing appropriations, and to make loans to other funds to correct imbalances in cash flow. Such loans must be repaid during the same fiscal year in which they are made.

All balances of General Revenue Fund appropriations for operations in each fiscal year (except appropriations made to the State University System) expire on the last day of such fiscal year. Agencies may certify forward liabilities and encumbrances at June 30, with unused amounts expiring on December 31. Capital projects are often funded on a multi-year basis, with the full appropriation being made in the first year even though payments are actually made over multiple years.

Budget Shortfalls

Appropriations are maximum amounts available for expenditure in the current fiscal year and are contingent upon the collection of sufficient revenues. The Governor and the Chief Financial Officer are responsible for ensuring that revenues collected will be sufficient to meet appropriations and that no deficit occurs in any state fund. A determination that a deficit has occurred or will occur can be made by either the Governor or the Chief Financial Officer after consultation with the revenue estimating conference. A determination made by the Chief Financial Officer is reported to the Governor and subsequently to the Legislative Budget Commission for further action if the Governor does not certify the existence of a deficit within 10 days after the report by the Chief Financial Officer. Within 30 days after determining that a budget shortfall will occur, the Governor is required to develop a plan of action to eliminate the budget shortfall for the executive branch and the Chief Justice of the Supreme Court is required to develop a plan of action for the judicial branch.

Budget shortfalls of less than 1.5% of the money appropriated from the General Revenue Fund during a fiscal year are resolved by the Legislative Budget Commission for the executive branch and by the Chief Justice of the Supreme Court for the judicial branch, with the approval of the Legislative Budget Commission, subject to statutory guidelines and directives contained in the appropriations act. The statutory guidelines include a requirement that all branches of government receiving General Revenue Fund appropriations are generally required to accept a proportional budget reduction. If the revenue estimating conference projects a shortfall in the General Revenue Fund in excess of 1.5% of the moneys appropriated from the General Revenue Fund during a fiscal year, the shortfall must be resolved by the legislature. Moneys in either the Working Capital Fund or the Budget Stabilization Fund are available for eliminating shortfalls in the General Revenue Fund. Additionally, the legislature can also eliminate a shortfall by reducing appropriations.

REVENUES

Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax. The State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.

Florida Sales and Use Tax.

The largest single source of tax receipts in Florida is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in this State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county. Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

•	For the fiscal year ended June 30, 2004, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $15,753.8 million, an increase of $1,266.3 million over the fiscal year ended June 30, 2003 collections.

•	For the fiscal year ended June 30, 2004, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to Trust Fund Revenues totaled $55 million, an increase of $3 million over the fiscal year ended June 30, 2003 collections.

•	For the fiscal year ended June 30, 2004, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments and school districts totaled $2,057.9 million, an increase of $165,900 over the fiscal year ended June 30, 2003 collections.

Motor Fuel Tax

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

Alcoholic Beverage Tax

Florida’s alcoholic beverage tax is an excise tax on beer, wine, and liquor. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues are deposited into the General Revenue Fund.

Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $572.5 million for the fiscal year ended June 30, 2004, up from $539 million for fiscal year ended June 30, 2003.

Corporate Income Tax

Florida collects a tax upon the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income, or existing within the State. This tax is levied at a rate 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted federal income which is apportioned to Florida. All receipts of the corporate income tax are credited to the General Revenue Fund.

For the fiscal year ended June 30, 2004, corporate income tax totaled $1,344.8 up from $1,228.1 million for fiscal year ended June 30, 2003.

Documentary Stamp Tax

Deeds and other documents relating to realty are taxed upon execution or recording at 70 cents per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts are taxed upon issuance or renewal at 35 cents per $100 of face value, or actual value if issued without face value. The receipts from the documentary stamp tax are credited mainly to various trust funds. Only 7.56% of these taxes are deposited to the General Revenue Fund.

For the fiscal year ended June 30, 2004, receipts from documentary stamp tax collections that were credited to the General Revenue Fund totaled $1,181 million up from $840.9 million for fiscal year ended June 30, 2003.

Intangible Personal Property Tax

The State tax on intangible personal property is levied on two distinct bases. Stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill. A nonrecurring 2 mill tax is levied on mortgages and other obligations secured by liens on Florida realty. Obligations issued by the State or local governmental entities in Florida, or by the federal government, are exempt from such taxation.

The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund.

For the fiscal year ended June 30, 2004, receipts from intangible personal property tax collections that were credited to the General Revenue Fund totaled $795 million up from $765.4 million for fiscal year ended June 30, 2003.

Estate Tax

A tax is imposed on decedents’ estates for the privilege of transferring property at death. The State constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against ore deduction from any similar tax levied by the United States or any other state. Thus, the Florida estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid multiplied by the ratio of the value of the property taxable in Florida over the value of the entire gross estate. All receipts of the estate tax are credited to the General Revenue Fund.

•	For the fiscal year ended June 30, 2004, receipts from this tax were $382.7 million down from $558.4 million for fiscal year ended June 30, 2003.

Gross Receipts Tax

The gross receipts tax is imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas, and telecommunications services. Telecommunications services are subject to a unified Telecommunications Services Tax, a portion of which is collected with the gross receipts tax at revenue-neutral rates.

All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

Communications Services Tax

The communications services tax is imposed on retail sales of communications services which originate and terminate in Florida, or originate or terminate in Florida and are billed to a Florida address. Communications services include all forms of telecommunications previously taxed by the gross receipts tax plus cable television and direct-to-home satellite service. The communications services tax replaced certain sales and use taxes and gross receipts taxes, at revenue-neutral rates. Communications services tax receipts are included in sales tax and gross receipts tax collections, as appropriate.

Other State Taxes

To the extent not pre-empted to the federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or “handle.”

Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers.

Tobacco Litigation Award to Florida

As a result of settling litigation by the State against the tobacco industry in 1997, Florida expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children’s health care coverage and other health-related services, to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2004, the market value of the endowment was $1,739,242,442.

Lottery

In order to provide additional funding for education, the 1987 Legislature created the Department of the Lottery to operate a State lottery. Revenues generated by the Florida Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund, and pay the administrative costs of operating the lottery. Lottery ticket sales for the fiscal year ended June 30, 2004, totaled an estimated $3,086.4 million, providing education with approximately $970.7 million.

Actual and Projected General Revenues

The actual general revenue collections for Fiscal Year 2003-04 of $21,823.9 million were $1,823.9 million or 9.2%, more than collections for Fiscal Year 2002-03.

The net general revenue projections adopted at the April 11, 2005 meeting of the Revenue Estimating Conference for Fiscal Years 2004-05 through 2006-07 are $24,671.4 million and $25,621.1 million respectively.

Actual General Revenue and Working Capital Funds for the fiscal year ended June 2004 total $23,884.1 million. Expenditures for the same period total $21,426.9 million leaving a Working Capital Fund balance of 42,457.2. Estimated General Revenue and Working Capital Funds available for the fiscal year ending June 30, 2005 total $24,103. With Effective General Revenue and Working Capital appropriations of $22,581.3 the projected Working Capital Fund balance is $1,521.7.

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RATING AGENCIES’ ACTIONS

As of May 2005, Standard & Poor’s, Moody’s and Fitch rated obligations backed by the full faith and credit of the State of Florida AAA, Aal and AA+, respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Florida municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Florida state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

GEORGIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Georgia municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of Georgia (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Georgia issuers and other official State documents. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

APPROPRIATIONS AND DEBT LIMITATIONS

The Constitution of the State of Georgia (the “Constitution”) states that the General Assembly shall not appropriate funds for any given fiscal year which, in aggregate, exceed a sum equal to the amount of unappropriated surplus expected to have accrued in the State Treasury at the beginning of the fiscal year together with an amount not greater than the total treasury receipts from existing revenue sources anticipated to be collected in the fiscal year, less refunds, as estimated in the budget report and amendments thereto.

In addition to the appropriations made by the general appropriations Act and amendments thereto, the General Assembly may make additional appropriations by Acts, which shall be known as Supplementary Appropriations Acts, provided no such supplementary appropriation shall be available unless there is an unappropriated surplus in the State Treasury or the revenue necessary to pay such appropriations shall have been provided by a tax laid for such purpose and collected into the general fund of the State Treasury.

All such appropriations for debt service purposes shall not lapse for any reason and shall continue in effect until the debt for which such appropriations was authorized shall have been incurred, but the General Assembly may repeal any such appropriation at any time prior to the incurring of such debt.

The State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems, and to make loans to local government entities for regional or multijurisdictional solid waste recycling or solid waste facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State to finance certain specified public projects.

The State may incur public debt to supply a temporary deficit in the State Treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State Treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred shall be repaid on or before the last day of the fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State Treasury. No such debt has been incurred under this provision since its inception.

SOURCES OF REVENUE

Corporate Income Tax

Georgia’s corporate income tax was initiated in 1929 and for two years was assessed at one third of the federal rate. The rate was changed to 4% in 1931; 5 1/2% in 1937; 7 1/2% in 1949-50 (temporarily); 5 1/2% in 1951; 4% in 1955 with Federal taxes no longer deductible; 5% in 1964; and the present 6%, in effect since 1969.

The corporate income tax has been a major tax source since its inception. A corporate net worth tax is administered in conjunction with the income tax program.

Individual Income Tax

Georgia’s individual income tax was initiated in 1929. For two years it was assessed at one third of the federal rate. A graduated system began in 1931 and was revised in 1937 to essentially today’s graduated scale. Several refinements such as withholding, estimated tax, and new graduated schedules for certain types of filers have been introduced over the years.

The tax, unlike sales and motor fuel, was handicapped at creation and was only allowed to tax affluent incomes. The basic allowance (exemptions and deductions) relieved all but a small percentage of Georgia families from paying State income taxes. With the inflationary rise of income, the basic non-taxable allowances became a smaller percentage of this income so that today 80% of Georgia’s families pay State income taxes.

Liquor, Beer and Wine Taxes

The local option concept prevails in Georgia for licensing and sale of alcoholic beverages. Any city or county that wishes to provide for the licensing of distilled spirits can do so only after holding a public election to determine whether the citizenry is in support of the proposition. If it does not, then the issue must be abandoned for at least two years (one year if it is a “by the drink” vote), at which time another election can be held. If the vote indicates that the citizenry wants to license the sale of spirits in their area, then the sale and manufacture will be permitted provided the manufacturer, wholesaler or retailer obtains an alcoholic beverage license from the State Revenue Department plus all necessary licenses from the city or county where the licensee’s place of business is located.

Motor Fuel Tax

Georgia’s motor fuel tax is the oldest major tax presently in use. Georgia was one of 10 states that adopted this tax source in 1921. Five states had initiated the use of motor fuel taxation in 1919 and 1920. All of the then 48 states began motor fuel taxation by 1929.

Motor fuel tax generates as much State revenue today as the entire State tax system produced in the early 1950s. A rate of 7 cents per gallon was in effect in January 1950. The motor fuel tax rate decreased to 6 cents on July 1, 1951, increased to 6 1/2 cents on July 1, 1955 and increased to its present rate of 7 1/2 cents on June 1, 1971. On July 1, 1979, an additional 3% sales tax was added as a second motor fuel tax. Effective January 2004, the 3% second motor fuel tax was replaced with a 4% prepaid state tax and is collected by the licensed distributor when sales are made to a non-licensed distributor or reseller. In addition, the 4% prepaid state tax rate was converted to a cents per gallon rate based on the average selling price for each fuel type. The prepaid state tax rates are calculated every six months and become effective January 1 and July 1 of each year.

Property Tax

The ad valorem or property tax is the primary source of revenue for local government units in Georgia, including cities, counties, and school districts. In addition, a small amount of property tax revenue goes into the

State Treasury. Although county and city tax officials administer the tax, the State Revenue Commissioner exercises some supervisory authority to assure that the tax is administered uniformly throughout the State and in accordance with the law.

The ad valorem tax is based upon the “value” of the real and personal property that is subject to the tax. The tax rate, or “millage,” in each county is set annually by the Board of County Commissioners or other governing authority of the taxing jurisdiction. A tax rate of “one mill” represents a tax liability of $1 per $1,000 of assessed value. The average county millage rate in 2003 was approximately 25.88 mills; the amount collected for the State in each county is 1/4 of one mill.

The Local Government Services Division prepares values for all properties of public utilities and the flight equipment of airlines. To arrive at the value of operating utility property for each taxing jurisdiction, the fair market value of the utility system, the portion of the system in Georgia, the portion of the system in each jurisdiction, and the average level of assessment in each county is reviewed. The Division also prepares final assessed values for railroad equipment car companies based on the value of the railroad cars, their relative usage in Georgia, and the average level of assessment in each county.

Since 1982, the Georgia Department of Revenue has been responsible for the daily administration of the Unclaimed Property Program for the State of Georgia. Previously, this program began in 1973 when the Georgia General Assembly enacted the 1954 Disposition of Unclaimed Property Act. The program was originally administered by the Department of Banking and Finance. Additionally, the General Assembly adopted the modified version of the 1981 Uniform Act in 1990.

The abandoned property laws provide for the presumption of abandonment for property or funds. The State serves as custodian for unclaimed property and protects the rights of the owners in their absence. Typical property types include unclaimed wages, bank accounts, matured insurance policies, stocks, mutual funds, and various other unclaimed debts due an owner.

In a typical year the Unclaimed Property Program interacts with over 5,000 holders, adds over 100,000 owner properties from annual holder reports to the Unclaimed Property database, and handles over 10,000 claim requests from current and prior Georgia residents. The Unclaimed Property Program receives over $50 million in abandoned property on an annual basis. Funds are held perpetually for owners or their rightful heirs. The Program maintains an interactive web site with current information regarding property and reporting requirements, and provides a regularly updated database which citizens can use to search for property and file a claim request online.

Sales and Use Tax

Georgia’s sales and use tax was initiated in April 1951, at a 3% statewide rate. Georgia was the 30th state to implement this tax source and there are presently 45 states using it. The tax has been one of the largest State revenue sources since its adoption and presently produces one third of the State’s tax revenue. The statewide rate was increased to 4% on April 1, 1989.

In addition to the State tax rate, local sales taxes could make the total sales tax rate five to seven percent of the purchase price or rental charge of tangible personal property sold or rented in Georgia. In Fiscal Year 2004, the Revenue Department distributed the following to local taxing authorities:

•	more than $280 million for the operation of the Metropolitan Atlanta Rapid Transit Authority (MARTA);

•	more than $976 million of the 1% Local Option Sales Tax to counties and municipal governments;

•	more than $844 million for the 1% Special Purpose Tax to county governments;

•	more than $97 million for the Homestead Local Option Sales Tax for DeKalb and Rockdale counties;

•	more than $1.1 billion for Education Local Option Sales Tax to county and independent school systems; and

•	more than $1.5 million for Other Local Option Sales Tax to Towns county.

Tobacco Taxes

The State taxation of cigars and cigarettes began in 1923. The rate on cigarettes gradually increased to 5 cents per pack by 1955; in 1964 it was raised to 8 cents and in 1971 to 12 cents. Effective July 1, 2003, the State excise tax on a pack of 20 cigarettes was increased to the present 37 cents per pack. Most states have increased cigarette taxes rapidly in recent years, with the median tax rate for all states being 60 cents per pack as of January 2004. Georgia’s cigarette tax rate ranks 38th highest in the nation.

Effective July 1, 2003, a State excise tax was placed on loose and smokeless tobacco, where previously there had been none. The new tax on loose and smokeless tobacco is 10% of the wholesale cost price. Also, on July 1, 2003, the following rate changes occurred. The tax rate on “little cigars,” those weighing not more than 3 pounds per thousand, increased from 2 mills to 2 1/2 mills each and the tax on all other cigars increased from 13% to 23% of the wholesale cost price.

REVENUE HIGHLIGHTS FOR FISCAL YEAR 2004

During Fiscal Year 2004, the Department of Revenue (the “Department”) collected nearly $13.67 billion, representing an increase of $894 million or 7% more than was collected in Fiscal Year 2003. The final 2004 collections slightly exceeded the Department’s revised 2004 revenue estimate of $13.5 billion. The Department’s revenue collections displayed a positive overall trend in 2004 as monthly tax collections exceeded those reported in 2003 in ten of the twelve months during the year. The revenue collection amount of $13.6 billion in the fiscal year ending June 30, 2004, is second only to that reported in Fiscal Year 2001 of $13.7 billion, the highest collection year in Department history.

The increases in tax collections during Fiscal Year 2004 were attributable to an improving economy, enforcement initiatives implemented during the year by the Department and to a lesser extent minor tax law changes. The tax types that led the overall increase are as follows:

•	Individual income tax collections, which comprised approximately 50% of Fiscal 2004 net tax collections, totaled $6.785 billion in Fiscal 2004, an increase of $514 million or 8.2% over 2003 collections of $6.271 billion. Approximately $202 million of the increase was attributable to a one-time acceleration of withholding tax payments required under House Bill 43.

•	Sales and use tax collections, which comprised approximately 36.2% of Fiscal 2004 collections, totaled $4.922 billion in Fiscal 2004, a moderate increase of $151 million or 3.2% over that reported in Fiscal 2003 of $4.771 billion.

•	Tobacco tax collections totaled $227 million in Fiscal 2004, an increase of $116 million or 104.5% over Fiscal 2003 collections of $111 million. The significant increase was attributable to new and increased tobacco taxes that took effect on July 1, 2003, the first day of Fiscal 2004.

•	Motor fuel tax collections totaled $756 million in Fiscal 2004, an increase of $79 million or 11.6% over Fiscal 2003 collections of $677 million. This increase can be attributed to improved compliance resulting from the implementation of a new motor fuel tax system and a change in the collection point for the 3% second motor fuel tax and 1% state sales tax from the retailers to the distributor.

Past Due Tax Enforcement Initiatives

During Fiscal 2004, the Department undertook various enforcement initiatives that resulted in the collection of past due taxes of approximately $73 million. Through December of calendar year 2004, $103.5 million had been collected. The Department developed a four-phase enforcement initiative to pursue the collectable portion of approximately $1.6 billion in past dues taxes owed the State. The Department executed Phase I of the enforcement initiative during Fiscal 2004 resulting in collection of past due taxes totaling approximately $21.4 million. Phase I of the initiative focused on accelerating the time in which past due accounts were forwarded to private collection agencies to improve the overall collection rate on these accounts.

The Department also participated in the Treasury Offset Program (“TOPS”) with the Treasury Department. This program allows the State to offset taxpayers’ Federal refunds to collect unpaid State taxes. This program resulted in the collection of approximately $38.2 million in past due taxes.

The Department rolled out various other enforcement initiatives during the year such as publishing delinquent taxpayer names on the Department’s website and reviewing the State’s alcohol license program. The Alcoholic Beverage Renewal Program reviewed the alcoholic beverage licenses of individuals and businesses and cross-checked the license holder’s various State tax accounts to ensure there were no outstanding obligations. This review produced $11.1 million. The Private Collection Agency Program, which outsources revenue liens to four private collection agencies, produced $15 million in revenue. The Compliance Call Canter, which is part of a plan to reduce the amount of time between the initial notification of proposed assessment to turning over the account to a private collection agency, produced $7.9 million in revenue. The department also began posting the names of refunds due taxpayers the Department could not locate. Unclaimed refunds posted were in excess of $12 million on June 30, 2004.

Other Department of Revenue Updates

As part of the process of reorganizing the department based upon specific functions, the Taxpayer Services Division (the “Division”) was created from the merger of the former Income Tax Division, the Taxpayer Accounting Division, and the Sales Tax Division. The new Division is responsible for all front-line customer service functions, administration of tax laws and regulations pertaining to sales and use tax, income tax, corporation tax, withholding tax, and various motor fuel taxes. The Division is also responsible for registering all business and individual tax accounts and maintains a registration system of all taxpayers. The Division administered a successful 2003 tax season, processing 3.8 million returns and issuing more than 2.8 million individual income tax refunds, totaling more the $1.4 billion. The refund inquiry section handled more than 800,000 calls during the first half of calendar year 2004.

Commissioner Graham transferred the sales and use taxes distribution functions to the Property Tax Division, which was renamed the Local Government Services Division. By consolidating the sales tax distribution functions under a principal service provider to local governments, better-coordinated and thorough responses to the Department’s customers is expected. The Local Government Services Division will perform all services to local governments. These services, in addition to the new distribution duties, continue to include the training of local tax officials in property tax assessment and collection matters, the review of county tax digests, the valuation of public utility property and motor vehicles, the distribution of Homeowner Tax Relief Grants, and acting as the sole repository for all unclaimed funds and safe deposit box contents.

The Processing Center was reorganized along functional units. The new organization has helped the Processing Center in achieving its processing requirements in a more efficient and timely manner. Specifically, the Processing Center has received all tax verification functions and is in the process of consolidating them within a new Data Verification Unit. Also transferred to the Processing Center from the old Income Tax Division was responsibility for the electronically filed returns process.

The Georgia Department of Revenue, in cooperation with the State’s corporate business community, has formed a 16-person advisory committee whose mission is to maintain an effective dialogue between the Department and the business community regarding State tax law and administration. The committee’s members represent businesses that are primarily located in Georgia but have a significant presence in other states. The Commissioner believes this will allow the members to share with him the “best practices” from other states and provide input on how proposed tax policy is working or has worked in other locations. The plan for 2005 is to create a similar advisory group for local government services constituents.

LEGAL PROCEEDINGS

The State is a party to certain litigation from time to time, which if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. An adverse final decision could materially affect the State’s governmental operations and, consequently, its ability to pay debt service on its obligations.

Significant Contingent Liabilities

Plymel, et al. v. Teachers’ Retirement system, et al., Fulton Superior court Civil Action No. 2004-CV-84312. The plaintiffs in this case have filed a civil action seeking additional benefits retroactive to the time of each individual plaintiffs’ respective retirement dates for a class of all individual participants in the retirement plan administered by the Teachers’ Retirement System of Georgia (“TRS”) who retired prior to February, 2003. Plaintiffs allege that they are due such additional benefits for monies lost due to TRS’s allegedly inappropriate use of option factors to calculate retirees’ monthly benefits. TRS contends that it has good and adequate defenses and intends to defend the suit vigorously.

Significant Matters

Software Development and Third Party Administration of Health Benefit Programs; Contract Dispute with Affiliated Computer Services, Inc., and other matters. By agreement dated August 15, 2001, following a competitive procurement, the Georgia Department of Community Health (“DCH”) retained Affiliated Computer Services, Inc. (“ACS”), to develop and support a software system for the administration of certain health care benefit programs. These programs included, in Phase I, Georgia Medicaid and the State Children’s Health Insurance Program, a health insurance program for low income children known popularly as “PeachCare for Kids,” and, in Phase II< the health benefit plans for state employees and for University System employees. The contract also provided for ACS to provide “third party administration” services for such programs.

Phase I of the system “went live” on April 1, 2003. DCH and ACS have been in dispute with respect to the Phase I development, implementation, support and administration. DCH and ACS have also been in dispute with regard to the development and implementation of Phase II, and the membership enrollment management system (“MEMS”). DCH has given ACS written notice of cancellation and termination of the contract with respect to Phase II and written notice of termination with respect to “MEMS”. Each party asserted claims against the other. On July 21, 2004, the parties executed a Compromise Agreement which resolves certain disputed issues regarding damages, payments, the termination of Phase II and MEMS, and the completion, correction and administration of Phase I. In addition, the Compromise Agreement provides for reprocession of Medicaid claims for Fiscal Years 2003-2004 (see last paragraph below). While the Compromise Agreement includes certain covenants not to sue, the Compromise Agreement does not resolve all existing disputes or disputes which may arise in the future.

Since April 1, 2003, DCH has been unable to claim its full measure of federal assistance in Medicaid administrative costs, resulting in a reduction in matching funds of about $843,000 per month. Such federal financial assistance will not be forthcoming until the federal Centers for Medicare and Medicaid Services (“CMS”) certifies the Medicaid Management Information System of Phase I. If CMS certification is achieved, it may not be retroactive all the way back to April 1, 2003. If CMS does not certify the system at all, DCH will have to replace it with a new procurement. The Compromise Agreement provides that DCH may withhold certain amounts payable to ACS thereunder in the event that CMS certification is not received or, if received, is not retroactive to April 1, 2003.

On June 7, 2004, CMS wrote DCH expressing concern “that your new Medicaid Management Information System (MMIS) has been under development for three years and still has not been certified…” CMS itemized certain issues and requested written explanations and a meeting to follow. On June 30, 2004, DCH replied, saying, in part, “Once a compromise is reached and memorialized in a document [between DCH and ACS] that is signed by the parties, the Department intends, with the assistance of ACS, to begin the process of filing for certification of the MMIS.” On June 7, 2004, CMS also wrote a separate letter to DCH, saying it required resolution of certain matters before it would act on a request for approval to procure a Pharmacy Benefit Manager (PBM) and Decisions Support System (DSS). In part, the letter links certification of the PBM with MMIS certification. DCH replied on July 29, 2004.

On November 1, 2003, DCH engaged FourThought Group, Inc., to conduct an assessment of key and core functions respecting Phase I, focusing “primarily” on the impact of the Phase I implementation of Medicaid providers. The report noted, “Mass adjustments or reprocessing of claims will be necessary to correct claims that were processed in error....” To some extent, the process of mass adjustments will be dependent upon system correction and completion under discussion between ACS and DCH, in both their compromise negotiations and administratively, which correction and completion will cover both outstanding defects and deferred and absent functionality. The FourThought assessment was not an audit, or a review of financial controls, and did not address recorded amounts of financial transactions or balances. Further, this paragraph does not undertake to summarize or prioritize the statements in the FourThought report and this reference to the FourThought report does not mean that DCH (or ACS) accepts all or any part of the report. The report is available online from the DCH webpage, http://www.communityhealth.state.ga.us/.

The overall situation and remedial efforts have resulted in both underpayments and overpayments to providers. Depending upon recoupment of overpayments, discussed in the last paragraph below, DCH faced earlier this calendar year the possibility that funds on hand for the current fiscal year might not equal total claims for the fiscal year. While DCH’s financial statements for Fiscal Year 2004 (the fiscal year ending June 30, 2004), are not complete and are not yet audited, it appears at this time that the program finished within funding. Regarding underpayments, health care providers and attorneys for health care providers have notified DCH or potential legal actions for damages attributed to the Medicaid claims processing services. DCH responded by review Medicaid financial accounts records and issuing certain lump sum payments to providers. DCH also reviewed and modified the administrative time limited for providers’ filing of claims for payment for services, in accordance with limits set by federal and state law, and provided assurances that statutory appeal procedures are available to the providers. Communications are continuing between DCH and the attorneys, with the goal of resolving the issues. At this writing no lawsuits are outstanding. DCH staff, counsel, and accountants are working with certain parties to resolve specific claims. There can be no assurance as to the ultimate outcome of any such claim. In addition, several administrative reviews and administrative hearings have been initiated regarding the recoupment process.

The implementation problems with Phase I, unfinished system work, and a resulting need for mass adjustments have affected DCH financial audits. In part, DCH’s independent auditor informed it by letter of January 26, 2004, that the independent auditor would be unable to continue its annual financial and compliance audits for the Fiscal Year ending June 30, 2003, until DCH addressed certain matters identified in the letter. In part, commencement and completion of the audit was effectively dependent upon successful completion of a mass adjustment process, which in turn depended upon correction and completion, of a critical subset of items in a work plan, which DCH and ACS negotiated as an exhibit to their Compromise Agreement. ACS completed the correction and completion of the subset of items and the mass reprocessing on June 26, 2004, and DCH on July 9, 2004, tendered its financial statements for FY 2003 to its independent auditor. The “Georgia Comprehensive Annual Financial Report” by the Department of Audits and Accounts for FY 2003 is dependent upon the audit of DCH by DCH’s independent auditor, as is the “Single Audit” conducted by the State Auditor for the United States with particular respect to administration of federal financial assistance. No assurance can be given with respect to the timing of the audit of DCH and the resulting availability of the CAFR and the Single Audit, but the tender of the financial statements to the independent auditor is consistent with internal schedules that anticipate the completion of the DCH audit for FY 2003 by the end of September 2004 and a “CAFR” and Single Audit by the end of October of 2004.

DCH continues to work with ACS to implement remedies for Medicaid/PeachCare claim processing, payment, and reporting. DCH has carefully recorded all estimated payments and can identify the amount paid to each payee, the amount recovered to date, and the outstanding balance due, if any. Following a recovery process common to state Medicaid programs, DCH is recovering excess payments by retaining a portion of payments resulting from the current processing of claims filed by the provider. DCH began recovering these payments in July, 2003, and as of July 12, 2004, had recovered approximately $1,588,253,673.84, leaving a balance of $194,937,784.77 to be colleted. DCH expects to recoup most of the balance in the normal course by the end of the calendar year.

For Fiscal Year 2004, the Department will continue to address claims adjustments as necessary to ensure that claims have been properly paid, denied, or suspended in accordance with federal and state laws and DCH policy. The Department will make adjustments to previously processed claims as necessary to correct specific errors in the prior procession and may determine with ACS that complete reprocessing of claims from all or part of Fiscal Year 2004 will b easier and timelier than selective reprocessing of certain kinds of claims. The Department continues to recover overpayments by reconciliation of the amounts paid against processed or reprocessed claims, with a goal of recovery of all overpayments by the end of the next calendar year.

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RATING AGENCIES’ ACTIONS

As of June 2005, Standard & Poor’s, Moody’s and Fitch rated obligations backed by the full faith and credit of the State of Georgia AAA, Aaa and AAA, respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Georgia municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Georgia state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of New York issuers and other official State documents. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

CURRENT ECONOMIC OUTLOOK

Recent above-trend national growth rates have helped to buttress the New York State economy. The State is estimated to have emerged from recession in the summer of 2003. The New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the City’s job base was in decline. The continued strengthening of the State economy is expected to help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003. Bonus growth is expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004. State nonagricultural employment is projected to rise 1.1 percent in 2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.

The Department of Budget of the State ( “DOB”) projects the State will end the 2004-05 fiscal year with a cash-basis surplus of $170 million in the General Fund, after making the maximum annual contribution of $70 million to the State’s Rainy Day Fund. As described below, the projected surplus results primarily from recent positive revenue experience, which is driving projected underlying revenue growth of 10.2 percent in 2004-05.

General Fund receipts, including transfers from other funds, are now projected at $43.5 billion. DOB has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Consistent with the experience in prior State economic expansions, personal income tax collections have shown robust growth, which DOB believes is due mainly to increases in non-wage income. Real estate related tax collections have also exceeded planned levels, reflecting strength in home sales and mortgage refinancings.

General Fund spending is expected to total $43.4 billion in 2004-05. A delay in the expected receipt of $200 million in Empire conversion proceeds that was budgeted to reduce General Fund Medicaid spending and cost overruns in correctional services account for most of the increase. Financial Management Plan savings and lower than expected claims from counties under the General Public Health Works program partially offset these costs. The revisions are based on a review of actual operating results through December 2005, and an updated analysis of economic, revenue, and spending trends.

State funds spending is projected to total $64.1 billion in the current year, a decrease of $136 million from the Mid-Year Update. Lower spending for the “wireless” emergency 911 capital project ($50 million), maximization of Patient Income Account revenues ($50 million), and the timing of other capital projects ($46 million) account for the majority of the decrease. All State funds spending in 2004-05 is now projected to total $101.6 billion, an increase of $316 million from the Mid-Year Update. Federal aid for K-12 education programs, including special education, is expected to exceed the Mid-Year estimate ($600 million), but is partially offset by the State Funds spending reductions described above.

DOB projects the State will end the 2004-05 fiscal year with a balance of $1.2 billion in the General Fund. The balance consists of $864 million in the Rainy Day Fund, $301 million in the Community Projects Fund, and $21 million in the State’s Contingency Reserve Fund.

The closing balance excludes $693 million projected to be on deposit in the tax refund reserve account at the end of 2004-05. The tax refund reserve account is used to reserve money for the payment of tax refunds that are owed as part of the 2004 tax year, but are not processed until early in the subsequent fiscal year, as well as to accomplish other Financial Plan objectives. The projected balance includes amounts for the payment of tax refunds and $170 million from the 2004-05 estimated surplus, which the Governor recommends using to help balance the 2005-06 Financial Plan.

Special Considerations

DOB believes that the U.S. economy will grow at approximately its long-term trend growth rate through the end of the forecast horizon, but risks attend this forecast. The forecast is contingent upon the absence of any further severe shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to the economic expansion. Such a shock could induce firms to postpone their spending and hiring plans yet again, reducing future investment and employment, which in turn could result in lower consumption growth. Moreover, high oil prices could result in adverse economic repercussions. A major setback in the Iraqi conflict could have a similar impact. On the other hand, a more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Similarly, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or stronger productivity growth than expected, could induce the Federal Reserve to be even more measured in its interest rate increases, resulting in stronger consumption and investment growth than projected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than expected.

In addition to the risks associated with a national forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. In an environment of global uncertainty, the pace of both technological and regulatory change is as rapid as it has ever been, compounding even further the difficulty in projecting industry revenues and profits.

The State’s Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

2005-06 Fiscal Year

New York emerged from the national recession in September 2003, marking an important milestone in the State’s recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the “Mid-Year Update”). As of January 25, 2005, DOB projects underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results then available and a revised economic forecast.

The improvement in tax collections, in combination with savings from the statewide Fiscal Management Plan (FMP), is expected to permit the State to end the 2004-05 fiscal year with a $170 million cash surplus in the General Fund and make the maximum possible contribution ($70 million) to the Rainy Day Fund, bringing the balance to $864 million, equal to its statutory cap of 2 percent of General Fund spending.

The 2005-06 Executive Budget recommends closing the $4.2 billion gap primarily through permanent spending restraint, supplemented with limited levels of revenue enhancements and nonrecurring resources. DOB projects that the recommendations would produce net recurring savings of roughly $3 billion annually, reducing the 2006-07 and 2007-08 budget gaps to about $2.7 billion.

The most significant recommendations include:

•	$2.8 billion in net initiatives to restrain spending. This reflects $3.1 billion in cost containment in high-growth programs, especially Medicaid, pensions, and debt service, and maximizes Federal aid and efficiencies in State Operations spending. These savings initiatives allow targeted new investments of $313 million, including increased State funding to cap the growth in local Medicaid costs and increased aid and incentives for municipalities.

•	$533 million in net revenue actions. This reflects $779 million of increased resources including a sales tax exemption on clothing purchases under $250 that will run for two weeks (rather than reverting to a permanent exemption for purchases under $110), and elimination of tax loopholes to promote tax equity. The recommendations include new tax cuts of $246 million to accelerate the phase-out of the temporary 2003 personal income tax (PIT) surcharge, and provide targeted tax cuts intended to promote economic growth.

•	$856 million of nonrecurring actions, including commencing the recent discretionary funding changes for the State and Local Retirement System only after independent review and public comment ($321 million) 2, use of the 2004-05 surplus ($170 million), asset sales ($54 million), and fund sweeps.

The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds (together, “All Funds”) to below the rate of inflation.

General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent). The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.

Size of the 2005-06 Fiscal Budget

General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent).

The 2005-06 Financial Plan includes the roughly 25 percent of spending financed through the Health Care Reform Act (HCRA) that is currently “off budget” (i.e., outside the Financial Plan). The change does not affect the General Fund, since all HCRA spending is budgeted in State Special Revenue Funds (SRFs), but does increase both State Funds and All Funds totals in 2005-06. In addition, new General Fund Medicaid spending to comply with Federal policy changes related to county shares adjustments is reflected in 2005-06 projections but not in 2004-05 results. To provide a comparable basis for calculating annual growth, the 2004-05 estimates in this Overview are presented on both an “adjusted” (i.e., including the additional HCRA and Medicaid spending in 2004- 05 to provide a comparable basis of comparison) and an “unadjusted” basis. The 2004-05 adjustment for HCRA is $925 million; the Medicaid adjustment is $508 million.

2005-2006 Gap Closing Summary

DOB projects General Fund budget gaps of $4.2 billion in 2005-06 and $5 billion to $6 billion in 2006-07 and 2007-08, before the savings that are projected to be achieved by the 2005-06 Executive Budget recommendations. In summary, the 2005-06 gap results from anticipated spending increases to support current service levels and the loss of nonrecurring resources used to help balance the budget in 2004-05, which together exceed annual growth in underlying revenues of $3.1 billion (6.5 percent).

Based on the revised DOB forecast that predicts a sustained economic recovery in 2005, underlying revenues are expected to grow by $3.1 billion in 2005- 06, or 6.5 percent, following projected growth of 10.2 percent in 2004-05. However, this growth is nearly entirely absorbed by the loss of one-time and nonrecurring revenues ($1.6 billion, including tobacco securitization proceeds), the phase-out of both the personal income tax (PIT) surcharge ($149 million) and one-quarter percent increase in sales tax enacted in 2003 ($452 million), the reversion to a permanent sales tax exemption on clothing purchases under $110 ($479 million), and increasing costs for debt service and the School Tax Relief (STAR) Program ($288 million).

Prior to any Executive Budget proposals, General Fund disbursements are projected to increase by $4.3 billion in 2005-06. The main factors driving growth include (a) the loss of one-time and nonrecurring resources ($903 million, including FMAP3), and (b) higher spending to maintain current service levels in Medicaid, school aid, and other programs ($2.1 billion), finance collective bargaining, pensions, and health insurance costs ($1.0 billion), and pay for the continued State takeover of local Family Health Plus costs ($282 million).

The 2005-06 Financial Plan is balanced on a cash basis in the General Fund, with recommendations projected to close a $4.2 billion General Fund budget gap. Recurring actions are valued at roughly $3.1 billion in 2006-07 and $2.8 billion in 2007-08, leaving projected gaps of $2.7 billion in 2006-07 and $2.8 billion in 2007-08.

2005-06 FINANCIAL PLAN

The State’s Financial Plan projections consist of separate receipts and spending forecasts. The receipts forecast for the State’s principal taxes, miscellaneous receipts, and transfers from other funds is described first, followed by the spending projections that summarize the annual growth in current services spending and impact of recommended actions for the State’s major functions (e.g., Medicaid, school aid).

2005-06 Receipts Forecast

All Funds receipts are projected to total $105.5 billion, an increase of $4.4 billion (4.3 percent) over 2004-05 projections. The total comprises tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion).

Tax Receipts

All Funds tax receipts are projected to be almost $51 billion in 2005-06, an increase of $2.6 billion (5.4 percent) from 2004-05. The increase is attributable to continued economic growth combined with the net impact of tax and other revenue actions proposed with this Budget.

Personal Income Tax

All Funds PIT net receipts for 2005-06 are projected to reach $29.6 billion, an increase of $1.5 billion (5.3 percent) from 2004-05 due largely to an increase in underlying liability growth associated with improved economic conditions and the temporary three-year tax increase enacted in 2003. Excluding the Refund Reserve transaction, All Funds income tax receipts are projected to increase by 6.8 percent over 2004-05.

PIT General Fund receipts for 2005-06 (excluding the Refund Reserve transaction) are projected to reach $19.7 billion, an increase of $1.3 billion from 2004-05 offset by increased STAR deposits of $130 million. The 2005-06 estimate reflects the accelerated phase-out of the temporary tax surcharge and other tax actions.

User Taxes and Fees

All Funds user taxes and fees net receipts for 2005-06 are projected to reach $13.6 billion, an increase of $636 million (4.9 percent) from 2004-05. The sales and use tax is projected to reach $11.0 billion, an increase $27 million or 0.2 percent from 2004-05. The sales tax base is expected to increase by 5.8 percent due largely to increases in employment, income and overall consumption. The increased revenue from the expanding base will be augmented by the gain from eliminating the exemption for clothing and footwear costing less than $110 and replacing it with an exemption for two specified tax-free weeks for clothing and footwear costing less than $250 and a minor increase from the proposal to allow direct shipments of wine into New York. These gains will be largely offset by the loss of the temporary one-quarter percent sales tax surcharge and by providing a new exemption for specified “Energy Star” products.

The other user taxes and fees in this category are projected to increase $609 million (30.6 percent) from 2004-05. This change is also comprised of offsetting factors. First, the cigarette tax that is dedicated to HCRA and was formerly deposited directly into health related off budget accounts has been included as a special revenue fund and accounts for $561 million of the increase. This amount is offset by the normal decline in revenue due to the average annual decline in consumption. Second, motor vehicle fees would have declined due to the loss of revenue from the move to eight year licenses in 2000. However, the Executive Budget recommends significant increases in several categories of fees which, while only effective for part of the 2005-06 fiscal year, will keep motor vehicle receipts roughly constant. Finally, revenue in this category is enhanced by the proposals to increase the excise tax on wine and to allow the direct shipment of wine to New York customers.

General Fund user taxes and fees receipts for 2005-06 are projected to reach $8.6 billion, a decrease of $130 million (1.5 percent) from 2004-05. The sales and use tax is projected to decrease by $146 million (1.8 percent) from 2004-05 due to the loss of the temporary one-quarter percent sales tax surcharge which is partially offset by growth in the sales tax base. The other user taxes and fees are projected to increase by $16 million (2.4 percent) from 2004-05, due mainly to the proposed increase in alcoholic beverage taxes partially offset by the increased dedication of motor vehicle fees to transportation funds.

Business Taxes

All Funds business tax receipts in 2005-06 are expected to be $5.9 billion, or $413 million (7.5 percent) above 2004-05. This is due primarily to strong growth in corporate and bank tax collections in the current fiscal year and estimated increases in profitability, accompanied by increases in petroleum business tax rates effective January 1, 2005, and projected increases in 2006. General Fund business tax receipts in 2005-06 are projected to be $4.1 billion or $302 million (8.0 percent) over 2004-05. This reflects the continued strength of corporate and bank profitability.

Other Taxes

All Funds other taxes in 2005-06 are expected to be $1.5 billion, which is $52 million (3.6 percent) above 2004-05 estimates. The increase is the result of a projected increase in estate tax collections of $52 million and an increase in real estate transfer tax of $5 million slightly offset by projected decreases in the other revenue sources in this category. The estimate for General Fund other taxes in 2005-06 is $778 million, which is $48 million (6.6 percent) above 2004-05. This estimate reflects an increase in estimated receipts from the estate tax, offset by minor losses in the other sources of revenue in this category.

Miscellaneous Receipts

General Fund miscellaneous receipts are projected to total $2.5 billion in 2005-06, an increase of $158 million (6.9 percent) from the current fiscal year. Recommended increases in various fines and penalties, property sales, local government reimbursements, the proposal to increase the Part D Medicare subsidy, the increased payments from the New York Power Authority, and the expected modest increase in abandoned property receipts. These are offset by losses of tobacco bond proceeds, the loss of the deposit of the wireless surcharge in the General Fund and the loss of the Local Government Assistance Corporation sales tax deposit.

Miscellaneous receipts in State Funds are projected at $18.2 billion in 2005-06, an increase of $2.7 billion (17.4 percent) over 2004-05. This increase is comprised of the increase in the General Fund of $158 million described above, augmented by an additional $2.5 billion in other State funds growth. The annual growth is primarily due to the additional HCRA financing, including Empire Conversion proceeds, to support State Medicaid costs and various public health programs ($1.6 billion), receipts that were formerly deposited directly into health related off budget accounts are now included in the special revenue fund ($364 million), increased receipts to the Provider Assessment SRF resulting from restoration of assessments on hospital, home care and nursing home revenues ($292 million), and higher lottery receipts, including video lottery terminal (VLT) revenues.

All Governmental Funds miscellaneous receipts for 2005-06 are projected to reach $18.3 billion, an increase of $2.7 billion (17.1 percent) over the adjusted current year forecast. The adjusted annual growth is to growth of $2.7 billion in other State funds described above.

Federal Grants

Federal grants are projected to total $36.6 billion in 2005-06, a decrease of $860 million from the prior year. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described in the disbursements outlook section above. However, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Major program areas projected to decline significantly from 2004-05 levels include World Trade Center ($1.6 billion), Children and Families ($195 million) and Medicaid ($145 million). These declines are partially offset by growth in welfare ($374 million), federally supported school aid costs ($210 million), elections ($148 million), homeland security ($96 million), and grants primarily to support capital projects for transportation and the environment ($50 million).

2005-06 Disbursements Forecast

General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent). The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.

Medicaid

Medicaid, the largest program budgeted in New York State, finances health care services for low income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers. New York’s per capita Medicaid spending of over $2,300 is the highest in the nation.

Department of Health (“DOH”) General Fund Medicaid will decrease by $6 million on an adjusted year-to-year basis. Total DOH Medicaid spending in 2005-06 is projected to increase by $1.0 billion (3.5 percent) over the adjusted prior year, consisting of an increase in other State support of $1.3 billion offset by a decline in Federal funding of $244 million. The higher State spending is attributable primarily to projected growth in the cost of services and prescription drugs, the rising number of Medicaid recipients, increases in utilization, Federal law changes, and the State cost of the local Medicaid cap, offset by the 2005-06 Executive Budget recommendations to reduce costs. The number of Medicaid recipients is projected to average 3.7 million (excluding Family Health Plus) in 2005-06, an increase of 3.5 percent over the current fiscal year.

State Funds DOH spending is projected to total $11.3 billion in 2005-06. The General Fund will support $7.3 billion of spending, with the balance of $4.0 billion financed through various SRFs. These SRFs include: (1) the HCRA Transfer account supported by HCRA pool resources and used to finance Medicaid pharmacy costs, a portion of the Family Health Plus Program, and various Medicaid related programs including the Workforce Recruitment and Retention Program; (2) the Provider Assessments Fund currently supported by a partially reimbursable 5 percent assessment on nursing home revenues; and (3) the Indigent Care account supported by taxes, assessments and surcharges on hospital revenues and third-party payers and used to finance payments to providers and municipalities for the cost of providing services to uninsured people.

Other Public Health Programs

In general, public health spending in New York is shared by the Federal government, the State, and local governments. Several public health programs, such as the Early Intervention program and General Public Health Works, are administered by county health departments for which the State reimburses counties for a share of program costs. The Financial Plan does not include the local government share of public health funding, but does include the entire Federal share.

All Funds spending in 2005-06 for public health is projected to increase by $128 million (2.9 percent) over the adjusted prior year, consisting of an increase in State share costs of $97 million and higher Federal aid of $31 million. The higher State share spending is primarily attributable to the projected growth in various public health programs, including the Elderly Pharmaceutical Insurance Coverage Program (EPIC).

State Funds public health spending is projected to total $3.2 billion in 2005-06. Activities include reimbursement to localities for the costs of operating public health programs ($2.7 billion), personal service costs and fringe benefit costs for nearly 6,000 employees of DOH ($213 million), nonpersonal service costs including operational expenses ($261 million), and financing for capital projects to maintain DOH facilities ($13 million). In addition to General Fund support, a portion of DOH’s costs are financed by patient care revenues, and fees related to regulations, registration, testing, and certification. Several local aid programs are financed by dedicated revenues, including transfers from HCRA and certain fees. Finally, Federal aid helps support various programs, including Federal nutrition assistance for Women, Infants, and Children (WIC), and is projected to total $1.3 billion in 2005-06.

K-12 Education

School aid, the single largest program financed by the General Fund, helps finance elementary and secondary education provided to New York pupils enrolled in nearly 680 school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement for various categorical programs. In New York, approximately 45 percent of spending on education by local school districts is funded by the State. School aid is distributed in a manner intended to allow districts to meet locally defined needs, to receive aid for the construction of school facilities, and to transport 2.5 million students statewide. The State Court of Appeals has found that the school financing system failed to provide students in New York City with an opportunity for a sound basic education, in violation of the State Constitution. The litigation is described in more detail below.

Federal funding supplements school aid, representing approximately 15 percent of projected cash disbursements. Federal education aid supports a range of services including educational programs and services targeted to disadvantaged children, and free and reduced price meals.

All Funds spending for school aid is projected to total $18.3 billion in State fiscal year 2005-06. General Fund spending is projected at $13.2 billion, with the remaining aid paid from other State funds, primarily the Lottery Fund ($2.3 billion), and the Federal government ($2.8 billion). On a school year basis (July 1 through June 30), State support for school aid is recommended at nearly $15.9 billion in 2005-06 (excluding Federal aid), an increase of $526 million (3.4 percent) over the current school year. This $526 million increase comprises $201 million in traditional school aid and $325 million in a new Sound Basic Education aid program funded by VLT revenues. Major components of the $15.9 billion school year recommendation include Flex Aid ($8.4 billion), Public Excess Cost Aid ($2.3 billion), Building Aid ($1.4 billion), Transportation Aid ($1.2 billion), as well as the $325 million for Sound Basic Education (SBE) aid.

On a State fiscal year basis, All Funds spending for school aid in 2005-06 is estimated to be $18.3 billion, an increase of $668 million from 2004-05. The increase includes $212 million for the balance of the prior school year increase, $369 million to cover the costs associated with the new school year recommendations, and $210 in increased Federal funds, partially offset by a decrease of $123 million primarily in projected spending from capital funds.

Other Education Aid

In addition to school aid, other education aid is provided for special education services and other targeted programs. Other education categories include Elementary, Middle, Secondary and Continuing Education (EMSC); cultural education, and higher education programs. Major programs under EMSC address specialized student needs or reimburse school districts for education-related services and include the School Lunch and Breakfast Program, the Pre-School Special Education Program, and non-public school aid. In special education, New York provides a full spectrum of services to over 400,000 students from ages 4 to 21. Higher and professional education programs ensure the quality and availability of post-secondary education programs and regulate the licensing and oversight for 44 State professions.

All Funds spending is expected to total $2.6 billion in 2005-06, comprised of $1.5 billion in General Fund spending, $128 million in other State support and $964 million in Federal funding. All Funds includes handicapped programs ($1.7 billion), State Operations ($286 million) and various other education programs ($583 million).

Higher Education

Higher education includes operational and administrative costs for the SUNY, CUNY, and the Higher Education Services Corporation (HESC). Nearly the entire higher education budget is supported by State funds, including General Fund support, tuition revenues and various fees.

All Funds spending is expected to total $7.3 billion in 2005-06, and is comprised of $3.0 billion in General Fund spending, $4.1 billion in other State support, and $193 million in Federal funding. By agency, All Funds spending is projected to total $5.0 billion in SUNY, $1.4 billion in CUNY, and $817 million in HESC. Another $632 million in State support for CUNY is paid from a State fiduciary fund (outside the All Governmental Funds Financial Plan) that consists primarily of senior college tuition revenues.

Welfare

Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State’s three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.

All Funds spending for welfare is projected to total $3.7 billion in 2005-06, consisting of $1.4 billion in General Fund support and $2.3 billion in Federal support. Major programs include Family Assistance benefits ($1.3 billion), including the State’s earned income tax credit ($746 million); Safety Net ($728 million); SSI ($633 million); and administration ($360 million).

Welfare caseload is projected to total approximately 655,900 recipients in 2005-06, an increase of 14,200 from 2004-05. The family assistance caseload consists of approximately 327,200 families supported through the Family Assistance program, a decrease of 2,100 from the current year, and 175,900 families receiving benefits through the Safety Net program, an increase of 5,800. The caseload for single adults/couples supported through the Safety Net program is projected at 152,800, an annual increase of 10,500.

Office of Children and Family Services

The Office of Children and Family Services (OCFS) provides child welfare services including foster care, adoption, child protective services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services that are administered by local departments of social services and community-based organizations. Specifically, child welfare services programs, which are financed jointly by the Federal government, the State and local districts, are structured to encourage local governments to invest in preventive services necessary to reduce out-of-home placement of children. In addition, the State Child Care block grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families. The youth facilities program serves youth directed by family or criminal courts to be placed in residential facilities. Federal funding for OCFS programs is provided through the Flexible Fund for Family Services, Federal Title IV-E Foster Care and Adoption Assistance Payments, the Federal Child Care and Development Fund, and the Title XX Social Services block grant.

All Funds spending for OCFS is expected to total $3.1 billion in 2005-06, consisting of $1.5 billion in General Fund spending, $29 million in other State spending and $1.6 billion in Federal spending. Spending supports child welfare ($1.8 billion), child care ($727 million) and juvenile justice services including delinquency prevention, youth facilities and local detention facilities ($272 million).

Mental Hygiene

The Department of Mental Hygiene comprises three independent agencies—Office of Mental Health (OMH), Office of Mental Retardation and Developmental Disabilities (OMRDD), and Office of Alcoholism and Substance Abuse Services (OASAS). The agencies provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities, and chemical dependencies through institutional or community-based settings. Specifically, OMH plans and operates an integrated system of mental health care that serves adults with serious and persistent mental illness and children with serious emotional disturbances. OMRDD serves and supports individuals and families of individuals with developmental disabilities. OASAS licenses and evaluates service providers and implements programs for the prevention, early intervention, and treatment of chemical dependence.

All Funds spending is expected to total $5.6 billion in 2005-06, with $2.5 billion in General Fund spending, $451 million in other State funding and $2.7 billion in Federal funding. By agency, All Funds spending is projected to total $2.9 billion in OMRDD, $2.2 billion in OMH and $482 million in OASAS. The State share of Medicaid spending budgeted in the Department of Mental Hygiene is projected to total $1.4 billion in 2005-06.

Transportation

The Department of Transportation (DOT) directly maintains and improves the State’s more than 40,000 highway lane miles and 7,500 bridges. Overall, the State’s transportation network includes 239,000 lane miles of roads, 19,500 bridges, 4,000 railroad miles, 147 public use airports, 12 major ports and over 70 mass transit systems. The State maintains and improves this extensive collection of assets through taxes, Federal grants, voter-approved general obligation bonds, and bonds issued by public authorities pursuant to contractual agreements with the State. In addition to State-owned transportation assets, the DOT assists in funding projects for highways, bridges, transit systems and other transportation facilities which are owned by local governments.

All Funds spending in 2005-06 for transportation is projected to increase by $246 million (4.7 percent) over the prior year, consisting of an increase in State funding ($227 million) and Federal disbursements ($19 million).

General Fund spending for transportation is projected to decrease by $10 million (8.8 percent) and reflects primarily the use of roughly $155 million of other funds to support what otherwise would be General Fund costs (including fringe benefits).

Spending from other State Funds is projected to increase by $237 million, reflecting primarily the new five-year capital DOT Plan totaling $17.4 billion to improve transportation and transit facilities across the State.

In addition to funding the first year of the five-year DOT Capital Plan, the 2005-06 Executive Budget includes funding for the first year of the new Metropolitan Transportation Authority (MTA) five- Year Capital Program. Although not part of the State’s capital plan, the MTA program reflects continuation of their core “State-of-Good-Repair and Normal Replacement” program at levels established in their 2000-2004 capital plan. The program also includes essential security projects, interagency policing facilities, and the City-funded extension of the #7 Line.

State funding for transit systems comprises the majority of transportation SRF spending. Over $1.67 billion of 2005-06 transit aid is derived from taxes dedicated to the Mass Transportation Operating Assistance (MTOA) Fund and the Dedicated Mass Transportation Trust Fund. Total disbursements from transportation SRFs are projected to be $1.84 billion in 2005-06, $162 million above the current year. This increase reflects an increase of $57.3 million in capital support for the MTA from the Dedicated Mass Transportation Trust Fund.

General State Charges

General State Charges (GSCs) account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for tax payments related to public lands and litigation. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers’ compensation and unemployment insurance. Other costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

All Funds spending on GSCs is expected to total $4.7 billion in 2005-06, and comprises $3.9 billion in General Fund spending, $558 million other State funding and $226 million Federal funding. Major components of All Funds spending include health insurance ($2.2 billion), pensions ($935 million), and social security ($804 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities [e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)] for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

All Funds spending on debt service is projected to total $3.9 billion in 2005-06, of which $1.7 billion is paid from the General Fund spending and $2.2 billion in other State funding. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.

All Other Disbursements

In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:

ESDC: Additional economic development initiatives, primarily for high technology projects, account for most of the $227 million All Funds increase.

Judiciary: Annual All Funds growth of $60 million is attributable primarily to personal service cost increases for collective bargaining ($20 million), as well as performance advances and inflation.

Local Government Aid: The recommended increase of $50 million for aid and incentives for municipalities preserves existing funding for local governments while providing for additional aid to cities, ranging from 5 to 25 percent over two years, and will be tied to performance agreements intended to encourage local efficiencies and improve financial management. The recommended funding of $5 million for the Shared Municipal Services Incentive Awards will provide additional funding for collaborative shared service initiatives undertaken by two or more municipalities. Growth in local government aid reflects payments to Madison and Oneida counties related to Indian land claims settlements ($4 million), which are partially offset by the deferral of the final payment to the Nassau Interim Finance Authority from 2005-06 to 2006-07 ($8 million). The budget recommends continuation of the $170 million of aid to New York City that was used by the City to restructure Municipal Assistance Corporation for the City of New York (NYC MAC) bonds.

World Trade Center: Immediate Federal aid directly related to the September 11th attacks is projected to be completed in 2004-05. Funds in 2004-05 were used to create a new captive insurance company to support the debris removal and recovery efforts ($1.0 billion) and to apply reimbursement for State-only expenses to support HCRA ($300 million). It also included hazard mitigation measures to reduce or eliminate the threat of future damage, and emergency protective measures to protect the public health and prevent damage to property ($300 million).

PRIOR FISCAL YEARS

2004-05 Fiscal Year

The 2004-05 Executive Budget recommended actions to close a General Fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive Budget savings proposals were enacted in their entirety.

The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor’s vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

The DOB projected that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0 percent above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1 percent over 2003-04 levels.

2004-2005 Fiscal Year as of September 2004

On September 14, 2004, the DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor’s vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.

DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The most significant changes to revenue and spending include upward revisions to the personal income tax (PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05. (If not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.)

The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.

As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.

Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

2003-04 Fiscal Year

The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State’s “rainy day fund”) (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the Legislature’s actions and other events on the State’s 2003-04 Financial Plan as submitted by the Governor in January 2003. DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President had signed into law after the State Legislature had acted on the budget. At the time, the Legislature did not agree with DOB’s Financial Plan estimates. General Fund actual results in 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid.

The temporary Federal aid produced nearly $1.2 billion in General Fund relief during the 2003-04 fiscal year, which eliminated the initial projected $912 million imbalance. New York’s share of the national aid package consisted of a revenue sharing grant worth $645 million and a temporary 2.95 percent increase in the Federal Medical Assistance Percentage that produced $506 million in General Fund savings. The grant increased General Fund receipts, while the higher matching rate lowered Medicaid spending in the General Fund, but increased the amount spent from Federal Funds.

Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State’s social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

2002-03 Fiscal Year

After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund, $20 million in the Contingency Reserve Fund, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2003, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $114.9 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Fiscal Oversight

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

2004-05 Borrowing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget. The proposed 2004-05 through 2008-09 Capital Program and Financing Plan was released with the Executive Budget on January 20, 2004 and updated to reflect the 30-Day Amendments on February 12, 2004. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget.

The State-supported issuance plan for 2004-05 and the remaining years of the Capital Plan reflects the expectation that State Personal Income Tax Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2004-05 borrowing plan projects issuance of $150 million in general obligation bonds; $877 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $209 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York (DASNY) to finance capital projects at mental health facilities; $77 million in State University of New York (SUNY) Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $7 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran’s nursing home; and $1.9 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

State Personal Income Tax Revenue Bond borrowings include issuances by: (i) DASNY for school construction (RESCUE), university facilities (Jobs 2000), SUNY community colleges; (ii) the Thruway Authority for the Consolidated Highway Improvement Program (CHIPs); (iii) Urban Development Corporation (UDC) (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities, Jobs Now Program, and equipment acquisitions; (iv) Environmental Facilities Corporation (EFC) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and (v) Housing Finance Agency (HFA) for housing programs. State Personal Income Tax Revenue Bonds for 2004-05 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, E911, and the Community Capital Assistance Program which may be issued by DASNY and UDC. The projections of State borrowings for the 2004-05 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

The 2004-05 through 2008-09 Capital Program and Financing Plan was released on November 15, 2004. The Plan reflects that total capital spending is projected to average about $5.5 billion annually and total $27.5 billion over the Five-Year Plan. Compared to the Executive Budget, capital spending is projected to increase by $355 million over the Five-Year Plan period, reflecting legislative adds for CHIPs of $35 million and for State Parks Infrastructure Fund (SPIF) and the Department of Environmental Conservation (DEC) of $20 million; $220 million in spending reestimates to capture the impact of actual capital spending in 2003-04 and anticipated underspending that is expected to occur across all agencies in 2004-05 and 2005-06; and $80 million for the impact of collective bargaining agreements associated with staff costs of implementing capital projects. The Plan also reflects the conversion of SUNY and City University of New York (CUNY) capital spending to bonding.

2005-06 Borrowing Plan as of January 2005

As of January 25, 2005, total receipts in the debt service funds are projected at $10.5 billion in 2005-06. Total debt service disbursements are expected to total $3.9 billion. Receipts in excess of those required to satisfy the State’s debt service obligations are transferred to the General Fund or to other funds to support capital or operating disbursements.

Total Debt Service Funds (DSFs) receipts are projected to be $10.5 billion, an increase of $600 million (6.1 percent) from 2004-05. The annual growth is due to increases in dedicated taxes ($591 million) as well as a modest increase in miscellaneous receipts ($9 million).

The $591 million (6.4 percent) increase in taxes deposited to the DSFs is primarily attributable to growth in dedicated PIT receipts deposited to the Revenue Bond Tax Fund (RBTF) ($436 million), growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($150 million), and increases in real estate transfer taxes deposited to the CW/CA Fund ($5 million). Starting in 2006-07, a portion of the real estate tax deposits (up to $25 million) is projected to be redirected to the EPF to further support environmental programs.

The modest projected increase in miscellaneous receipts of $9 million (1.4 percent) from 2004-05 is attributable primarily to receipts from SUNY dormitory fees ($9 million). Patient income for health and mental hygiene facilities as well as receipts supporting General Obligation housing bonds, are essentially unchanged.

Total disbursements from the DSF are projected to increase from $3.8 billion in 2004-05 to $3.9 billion in 2005-06. The $38 million increase (1 percent) is due to growth in debt service costs from previous and planned bond sales, offset by $150 million in projected savings from debt management efforts, including the increased use of variable rate obligations and interest rate exchange agreements, as well as the restructuring of the Dedicated Highway and Bridge Trust Fund bonds to more closely align the schedule for principal amortization to the useful lives of the financed projects.

Spending from the General DSF is projected to decrease by $45 million (1.4 percent) from 2004-05 and reflects $150 million in projected savings from debt management actions and the restructuring of Dedicated Highway and Bridge Trust Fund Bonds ($209 million). These decreases are offset by increases in spending from the RBTF to support debt service on State PIT Revenue Bonds ($219 million).

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act which restricted new State-supported debt to capital purposes only and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap of debt service costs will be fully phased-in during 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2003. On October 30, 2003, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.21 percent of personal income and debt service on such debt at 0.53 percent of total governmental receipts, compared to the caps of 1.65 percent for each. DOB expects that debt outstanding and debt service costs for the 2003-04, 2004-05 and 2004-06 fiscal years will also be within the statutory caps.

Variable Rate Obligations and Interest Rate Exchange Agreements

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2004, State-supported debt in the amount of $40.3 billion was outstanding, resulting in a variable rate exposure cap of approximately $6 billion and an interest rate exchange agreement cap of approximately $6 billion.

As of March 31, 2004, there was approximately $1.9 billion, or 4.7 percent of total debt outstanding, in outstanding debt instruments resulting in net variable rate exposure. In addition, five issuers, DASNY, UDC, HFA, Local Government Assistance Corporation (LGAC), and the Thruway Authority have entered into $5.5 billion, or 13.6 percent of total debt outstanding, notional amount of interest rate exchange agreements. Thus, at March 31, 2004, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt.

At March 31, 2004, the State also had $2.4 billion in convertible bonds, that at various dates in the future can remain in a fixed rate mode (at new rates to be established at future mandatory tender dates) or convert to a variable rate. Since the convertible bonds currently bear fixed rates of interest, they are not counted as net variable rate obligations under the cap at this time.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized ISDA documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the authorized issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

The $5.5 billion in interest rate exchange agreements outstanding at March 31, 2004 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. At March 31, 2004, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $132 million – the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed on March 31, 2004, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk in a number of ways, including by (i) entering into swaps only with counterparties that are rated at least in the two highest investment grade categories from a national rating agency (and at least in the three highest investment grade categories from any other national rating agency), and (ii) entering into “excluded agreements” under statute.

The five-year Capital Program and Financing Plan released with the Executive Budget anticipated that, within the limitations established by Chapter 81 of the Laws of 2002, the State would increase its variable rate exposure by $1 billion in 2004-05 and $1 billion in 2005-06. Depending on market conditions, this increase in variable rate exposure could be achieved by issuing variable rate demand bonds, auction rate securities, one-year notes, and entering into synthetic variable rate interest rate exchange agreements, or by a combination of these alternatives. To the extent that synthetic variable rate interest rate exchange agreements are used to expand the State’s variable rate exposure with existing counterparties, while having the effect of reducing the State’s overall counterparty exposure under the State’s existing synthetic fixed rate interest rate exchange agreement portfolio, then such synthetic variable rate interest rate exchange agreements would be considered an “excluded agreement” under Chapter 81 and not counted under the caps imposed by such Chapter.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2004-05 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2004-05 Financial Plan. The State believes that the proposed 2004-05 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2004-05 Financial Plan.

State Finance Policies

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff’s original complaint but also affirmed the denial of defendants’ motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals.

Line Item Veto

In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor’s application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant’s motion for summary judgment, dismissing the complaint. Plaintiff appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint. Plaintiff appealed this decision to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the decision of the Appellate Division, First Department.

Gaming

In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order.

Budget Process

In Pataki v. New York State Assembly, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller’s motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants cross-motions for summary judgment. Defendants appealed from the January 17, 2002 order to the Appellate Division, Third Department. By opinion and order dated April 22, 2004, the Appellate Division, Third Department, affirmed the decision and order of the Supreme Court, Albany County. Defendants appealed from this opinion and order to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the opinion and order of the Appellate Division, Third Department.

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. The State and the United States have agreed to stay this litigation pending a decision in the Sherrill case.

Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal now pending in the Second Circuit.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.

The DOB notes that the complaint, which was filed on March 11, 2005, currently makes no claims for monetary damages although the plaintiff has the ability to later amend it to include monetary damages. DOB further notes that the Executive is evaluating the plaintiff’s claims and has not determined what course of action it might take, and, as a result, there is no current timetable for attempting to resolve the claims.

Local Government Assistance Corporation

In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law §3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of article VII, section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of section 3240 and upheld the constitutionality of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.

By opinion dated May 13, 2004, the Court of Appeals modified the order of the Appellate Division, Third Department, by reinstating the September 17, 2003 order of the Supreme Court and, as so modified, affirmed.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

School Aid

In Campaign for Fiscal Equity, Inc. et al. v. State, et al.(Supreme Court, New York County), plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements.

Medicaid

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities

Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In a related case, Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law § 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or “HCRA 2002,” which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Supreme Court, Oneida County, granted summary judgment to defendants dismissing this case. In light of the decision dismissing Sitrin, the plaintiffs in New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., have discontinued the case.

In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners’ claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The parties appealed from this decision. In a decision and order dated November 18, 2004, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court, Albany County.

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RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, A1 and AA-, respectively, to the State’s general obligation bonds as of April 2005. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX F

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Pennsylvania municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Pennsylvania (the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Pennsylvania issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

ECONOMY GENERALLY

General.    The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.5 billion in crop and livestock products annually. In 2004, agribusiness and food related industries reached record export sales surpassing $1.5 billion in economic activity. Over 59,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. Agriculture exports have grown by more than 6% since 2002.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $4.5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 80 million tons of anthracite and bituminous coal, 180 billion cubic feet of natural gas, and about 1.8 million barrels of oil are extracted from Pennsylvania.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both interstate and intrastate trade and commerce.

Population.    The Commonwealth is highly urbanized. Of the Commonwealth’s 2004 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas (“MSAs”) of the Commonwealth. The

largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State’s total population. The population of Pennsylvania, 12.4 million people in 2004, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment.     Non-agricultural employment in Pennsylvania over the ten years ending in 2004 increased at an average annual rate of 0.8 percent, compared with a 0.5 percent rate for the Middle Atlantic region and 1.3 percent rate for the U.S. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 87.8 percent of total employment by 2004. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 12.2 percent of 2004 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2004, the services sector accounted for 42.9 percent of all non-agricultural employment while the trade sector accounted for 16.6 percent.

Within the manufacturing sector of Pennsylvania’s economy, which now accounts for less than one-eighth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 12.5 percent of Pennsylvania manufacturing employment but only 0.2 percent of total Pennsylvania non-agricultural employment in 2004.

Unemployment.    Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 1990’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.9 percent in 1995. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.2 percent in 2000. Since that time, the combination of a recession and slow economic growth has pushed the Commonwealth’s annual unemployment rate to 5.5 percent through 2004. From 1995 through 2004, Pennsylvania’s annual average unemployment rate was at or below the Middle Atlantic Region’s average. Since 2001 Pennsylvania’s annual average has been at or below both the Middle Atlantic and the United States. As of March 2005, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.4 percent.

Personal Income.    Personal income in the Commonwealth for 2004 is $413.71 billion, an increase of 5.5 percent over the previous year. During the same period, national personal income increased at a rate of 5.7 percent. Based on the 2004 personal income estimates, per capita income for 2004 is at $33,348 in the Commonwealth, compared to per capita income in the United States of $32,937.

Market and Assessed Valuation of Real Property.    Annually, the State Tax Equalization Board (the “STEB”) determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forestlands.

DEBT LIMITS

Article VIII, Section y(a) of the Constitution of the Commonwealth of Pennsylvania (the “Constitution”) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the pervious five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). The most recent semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit is $37,654.3 million.

The amount of debt that may be issued during the fiscal year for capital projects authorized in current or previous capital budgets is enacted annually by the General Assembly and approved by the Governor. The fiscal year 2005 capital budget provided that such budget will be in effect until the fiscal year 2006 capital budget is enacted. The maximum amount of debt currently authorized by the fiscal year 2005 capital budget is $756 million.

INDEBTEDNESS AND OTHER OBLIGATIONS

General Obligation Debt

Net outstanding general obligation debt totaled $6,892.6 million at June 30, 2004, a net increase of $125.4 million from June 30, 2003. Over the 10-year period ended June 30, 2004, total net outstanding general obligation debt increased at an annual rate of 3.1 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 7.0 percent.

General obligation debt for non-highway purposes of $6,704.6 million was outstanding on June 30, 2004. Outstanding debt for these purposes increased by a net $169.3 million since June 30, 2003. For the period ended June 30, 2004, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 5.3 percent and 8.8 percent respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and other local public buildings.

Outstanding general obligation debt for highway purposes was $188.0 million on June 30, 2004, a decrease of $43.9 million from June 30, 2003. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2004, by the annual average rates of 16.0 percent and 18.8 percent respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. No debt issuance for highway capital projects is currently planned.

Nature of Commonwealth Debt

Capital Projects Debt.    The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with two of the Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate Approved Debt.    The issuance of electorate approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. All such authorizing legislation to date has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt.    Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes.    Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded within the succeeding fiscal year’s budget.

Currently, the Commonwealth has no tax anticipation notes outstanding. The fiscal year 2005 budget does not anticipate issuing tax anticipation notes. In the last six fiscal years the Commonwealth has not issued any tax anticipation notes.

Bond Anticipation Notes.    Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. No bond anticipation notes are outstanding.

Moral Obligations

Moral obligation financing is a financing arrangement in which designated officials of the Commonwealth, departments or agencies agree, when necessary, to request the General Assembly to appropriate funds as may be required to make up any deficiency in a debt service reserve fund established to assure payment of obligations issued under such an arrangement. The General Assembly is not required to approve such appropriation requests.

Pennsylvania Housing Finance Agency (“PHFA”).    The PHFA is a State-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA provides a mechanism for obtaining additional funds.

That mechanism directs the Governor, upon notification from PHFA, to place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of December 31, 2004, PHFA had $3,115.5 million of revenue bonds outstanding.

The Hospitals and Higher Education Facilities Authority of Philadelphia (the “Hospitals Authority”).    The Hospitals Authority is a municipal authority organized by the City of Philadelphia (the “City”) to, inter alia, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. In August 1986, the Hospitals Authority issued $20.4 million of bonds, which were refunded in 1993, by a $21.1 million bond issue of the Hospitals Authority for such facilities for the City. In July 2003, the Hospitals Authority issued its

$13.32 million Series 2003 Bonds (the “Hospitals Authority Bonds”) to refund the 1993 bonds. The Hospitals Authority Bonds are secured by leases with the City payable only from project revenues and a debt service reserve fund. The Commonwealth’s Department of Public Welfare (“DPW”) has agreed with the Hospitals Authority to request in DPW’s annual budget submission to the Governor an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for the Hospitals Authority Bonds. The budget as finally adopted may or may not include the amount requested. If funds are paid to the Hospitals Authority, DPW will obtain certain rights in the property financed with the Hospitals Authority Bonds in return for such payment.

In response to a delay in the availability of billable beds and the revenues from these beds to pay debt service on the Hospitals Authority Bonds, PHFA agreed in June 1989, to provide a $2.2 million low-interest loan to the Hospitals Authority. The loan enabled the Hospitals Authority to make all debt service payments on the Hospitals Authority Bonds during 1990. Enough beds were completed in 1991 to provide sufficient revenues to the Hospitals Authority to meet its debt service payments and to begin repaying the loan from PHFA. According to the Hospitals Authority, as of December 31, 2004, $0.08 million of the loan principal was outstanding. DPW has agreed that the additional costs of the project arising from the PHFA loan will be reimbursed to the City by DPW through payments under provider agreements between the City and DPW, as reasonable costs of the project.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the State. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth. These lease obligations and agreements to lease various other facilities and equipment entered into by the Commonwealth are included in Note K to the Fund Financial Statements for the fiscal year ended June 30, 2004.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA will not be a debt or liability of the Commonwealth but it is expected that the CFA may issue debt that may be payable from appropriations of the Commonwealth.

The CFA has not, to date, issued bonds or other obligations for its purposes and no appropriations have been made from Commonwealth general revenues to the CFA for repayments of any such bonds or other obligations. However, the CFA expects to begin issuing its bonds or other obligations during fiscal year 2005 that may require appropriation of Commonwealth general revenues for fiscal year 2006 and for subsequent fiscal years to the CFA for payment of all or a portion of CFA debt service during each fiscal year. Any appropriation of general revenues will require the passage of legislation by the General Assembly and approval by the Governor for a designated fiscal period.

Pensions and Retirement Systems

The Commonwealth maintains contributory benefit pension plans covering all State employees, public school employees and employees of certain State-related organizations. State employees and employees of certain State-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth’s retirement programs are jointly contributory between the employer and employee. For fiscal year 2003, the SERS employer rate for most employees is 0.5 percent and for fiscal year 2004 is 1.43 percent. For PSERS, the employer’s contribution is shared by the Commonwealth and the school districts. For school entities, the Commonwealth remits its employer contribution portion to those school entities, which then remit the entire employer contributions (both school entity and Commonwealth portions) to PSERS. The Commonwealth’s contribution is appropriated annually from the General Fund to the Department of Education. The PSERS employer rate for fiscal year 2005 is 4.23 percent and for fiscal year 2006 is 4.69 percent.

Non-Recourse Debt

Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. As of December 31, 2004, these organizations had a total outstanding debt of $17,003.6 million.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on December 21, 2004.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $770.7 million in special tax revenue bonds outstanding as of June 30, 2004. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues

Tax revenues constitute approximately 97 percent of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the sales tax, the personal income tax, the corporate net income tax, and the capital stock and franchise tax. Together these four taxes produce over 79 percent of General Fund tax revenues.

Sales Tax.    This tax accounted for $7,728.5 million or 33.9 percent of fiscal year 2004 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. Beginning in fiscal year 1998, 1.22 percent of collections, up to an annual limit of $75 million, are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2004, an additional 0.417 percent of receipts are transferred for transit assistance purposes. Vendors collecting $600 or more in the previous year’s third quarter are required to remit collections monthly within 20 days of the last day of the collection month.

Personal Income Tax.    This tax accounted for $7,733.8 million or 33.9 percent of fiscal year 2004 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07 percent became effective on January 1, 2004, having been raised from the prior rate of 2.8 percent, which was in effect since July 1, 1992. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax is required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding. Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Corporate Net Income Tax.    The Commonwealth received $1,677.9 million, or 7.4 percent of fiscal year 2004 General Fund Commonwealth revenues, from this tax. The tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities, or employing capital or property in Pennsylvania and is levied on federal net taxable income with Pennsylvania modifications. Building and loan associations, banks, savings institutions, trust companies, insurance and surety companies, Pennsylvania S corporations and non-profit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula.

The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994. The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three and one-half months following the end of the corporation’s tax year.

Capital Stock and Franchise Taxes.    These taxes generated $984.3 million for the Commonwealth in fiscal year 2004, or 4.3 percent of General Fund Commonwealth revenues. They are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula.

Capital stock and franchise tax tentative payments are payable quarterly based on 90 percent of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate for tax years that began in 2004 is 6.99 mills, having been reduced from 7.24 mills effective January 1, 2004. This tax is scheduled to be phased out by annual rate reductions through 2010 under legislation enacted in 2002 and amended in 2003. Collection of certain prior fiscal year revenues under the capital stock and franchise taxes is the subject of litigation.

Other Taxes.    Other General Fund major taxes include: Inheritance and Estate Taxes, Insurance Premiums Tax, Utility Gross Receipts Tax, Cigarette Tax, Realty Transfer Tax, Liquor Tax, Financial Institution Taxes, Public Utility Realty Tax and Malt Beverage Tax.

Non-Tax Revenues

Licenses and Fees.    License and fee receipts in the General Fund for fiscal year 2004 totaled $105.2 million representing 0.5 percent of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective beginning in January 2004. Revenues from motor vehicle licenses and fees in fiscal 2004 were $843.2 million, representing 40.4 percent of total fiscal year 2004 Motor License Fund Commonwealth revenues. A general increase in various fees and licenses was enacted in April 1997 and effective beginning with the 1998 fiscal year.

Miscellaneous Revenue.    Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source.

State Stores Fund Transfers.    This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2004 was $50.0 million. In Pennsylvania, the distribution and sale of liquor is a State enterprise.

Fines, Penalties and Interest.    This revenue source includes all fines, penalties and interest collected in the enforcement of tax regulations. The amount deposited to the General Fund for fiscal year 2004 was $35.1 million. The largest portion is from corporation tax penalties.

Tobacco Settlement Payments.    The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA are deposited in the Tobacco Settlement Fund to be used for certain health-related programs.

Federal Revenue

Receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the federal government during fiscal year 2005 totaled $17.6 billion. Approximately $11.7 billion, or 66 percent of total federal revenue to the Commonwealth for fiscal year 2005, is attributable to public health and welfare programs, the largest of which are for the medical assistance and temporary assistance to needy families programs. For fiscal year 2006, funds expected to be received from the federal government in the General Fund, the Motor License Fund and the State Lottery Fund are estimated to be $16.8 billion.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various programs areas are discussed below based on budgetary basis financial statements for fiscal year 2004, the enacted fiscal year 2005 budget, and the proposed budget for fiscal year 2006.

Education

In fiscal year 2004, expenditures from Commonwealth revenues for education purposes were just over $9.1 billion. The enacted budget for fiscal year 2005 includes over $9.8 billion in education funding, an increase of over 7 percent over fiscal year 2004. The proposed budget for fiscal year 2006 includes over $10.06 billion in education funding. These expenditures support elementary and secondary education, the Philadelphia School District, and higher education.

Public Health and Human Services

The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. In addition, it plans for and coordinates all the health resources within Pennsylvania. Services are provided directly through administration of programs and services, and indirectly through programs of standard setting, regulation, supervision, licensing, grants, subsidies and purchases of services.

Fiscal year 2004 public health and human services expenditures were $21.3 billion and are projected to be $23.6 billion for fiscal year 2005. For fiscal year 2006, $23.7 billion is proposed for these purposes. Of the fiscal year 2005 expenditures, it is estimated that $8.2 billion will be funded from the General Fund, while $8.7 billion is estimated to be provided from the General Fund for fiscal year 2006. Approximately 37 percent of the total cost of assistance to the economically needy is supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000 mile State highway system, including certain city streets that are part of the State highway system. Assistance for maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds provide the remainder of funding for transportation programs.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service. A total of $485.1 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in fiscal year 2004, and $500.5 million is available for fiscal year 2005. A total of $497.9 million is proposed for fiscal year 2006. Beginning with fiscal year 1998, 1.22 percent of sales and use tax collections in the General Fund, up to an annual limit of $75 million, is transferred to a separate account and used to pay mass transportation operating grants to local mass transit systems.

GENERAL FUND FINANCIAL PERFORMANCE

The General Fund is the largest operating fund of the Commonwealth. During the five year period from fiscal year 2000 through fiscal year 2004, total revenues and other sources increased by an average of 4.6 percent annually. Tax revenues during this same period increased by an annual average of 2.7 percent. During the past several fiscal years slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2000 through 2004 rose at an average annual rate of 5.4 percent. Comparison of expenditures by individual category in fiscal years 2002 through 2004 to prior fiscal years is not reliable due to change to the definitions for these expenditure categories in fiscal year 2002.

The fund balance at June 30, 2004 totaled $3,006.5 million, an increase of $648.8 million from the balance at June 30, 2003. The fiscal year 2004 year-end unreserved-undesignated portion of the fund balance was $1,633.3 million, $318.8 million above the amount recorded for fiscal year 2003 at years end.

Fiscal Year 2003 Financial Results

GAAP Basis.    At June 30, 2003, the General Fund reported a fund balance of $2,357.7 million, a decrease of $665 million from the reported $3,022.8 million fund balance at June 30, 2002. On a net basis, total assets increased by $388 million to $8,525 million. Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable. A large part of the $665 million net decrease in General Fund fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units.

Without these items, the General Fund would have increased by $1,275 million. Total General Fund expenditures increased by 8.2 percent during the fiscal year ended June 30, 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies. Year-over-year expenditures for that function increased by 7.3 percent; otherwise, all other expenditures increased by 2 percent, largely as a result of executive spending controls during the fiscal year, before the change in component unit subsidy treatment. General Fund tax revenues increased by 4.9 percent due to economic growth and, to a large degree, by increases in cigarette tax rates. Intergovernmental revenues increased by 11.1 percent due to increases in federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 6.1 percent during the fiscal year. The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million). On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

Fiscal Year 2004 Financial Results

GAAP Basis.    At June 30, 2004, the General Fund reported a fund balance of $3,006.5 million, an increase of $648.8 million from the reported $2,357.7 million fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10,464 million. Liabilities increased by $1,290 million to $7,457 million largely because of a $764 million increase in accounts payable.

General Fund tax revenues increased by 8.4 percent due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3 percent, due primarily to increases in Federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 10.3 percent during the fiscal year. The overall increase in the fund balance, $648.8 million, during the fiscal year was an improvement of $1,314 million over the prior fiscal year decrease in fund balance of $665 million. On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline and, conversely, to increase during periods of economic growth. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 6.0 percent during the fiscal year ended June 30, 2004, on a GAAP-reported basis, largely because of the increase in expenditures for medical and other assistance (reported as part of health and human services). Expenditures for direction and supportive services increased due to significantly higher employer costs for both active and retired employee healthcare benefits. Year-over-year expenditures for the health and human services function increased by 6.5 percent; all other expenditures, on a combined basis, increased by 5.5 percent, largely as a result of higher amounts appropriated throughout most of the General Fund.

Fiscal Year 2005 Budget

The following financial information is based on the Commonwealth’s budgetary basis financial data.

Budgetary Basis.    The adopted budget for fiscal year 2005, enacted on July 4, 2004, was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, was expected to rise $1,342.1 million or 6.1 percent over fiscal year 2004 actual receipts. Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes. Major components of the tax revisions are: (i) an increase in the personal income tax from 2.8 percent to 3.07 percent, which was expected to produce $729 million in fiscal year 2005; (ii) a restructuring of taxation of telecommunications to include the imposition of the gross receipts tax on cellular and interstate telecommunication as well as certain sales and use tax exemptions for particular telecommunications activities which was estimated to generate $292.1 million in fiscal year 2005; (iii) an increase to the cigarette tax from $1.00 per pack to $1.35 per pack, which was expected to produce $247.5 million in fiscal year 2005; $191.9 million of this $247.5 million, however, is expected to be transferred to the new Health Care Provider Retention Account to be used to provide financial assistance for malpractice premiums for certain physicians practicing in particular high-risk medical specializations under the medical malpractice abatement program. This program was enacted for calendar years 2003 and 2004, and the General Assembly has recently approved an extension for an additional year; (iv) a modification of the scheduled phase-out of the capital stock and franchise tax for tax years 2003 and 2004, which was projected to produce $116.8 million in fiscal year 2005; and (v) various other tax rate and tax base revisions, including some tax cuts. Receipts of Commonwealth non-tax revenues were expected to return to historic levels of approximately $478.4 million in fiscal year 2005, a reduction of $303.6 million from fiscal year 2004 actual receipts. Various revisions to the Commonwealth’s escheat program were enacted as part of the fiscal year 2003 and 2004 budgets. These revisions to the escheat program have produced substantial nonrecurring revenues during each of the two most recent fiscal years. Additionally, significant non-recurring capital gains earnings on the investment of available General Fund cash balances (See “General Fund Fiscal Year 2004 Financial Results”) and increased contributions from the Commonwealth’s liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Projected growth in fiscal year 2005 non-tax revenues was estimated to be 6.6 percent above the average non-tax revenues collected in fiscal years 1999-2002, which were prior to the aforementioned enhancements to the escheat program.

The fiscal year 2005 estimate for Commonwealth revenues, as estimated in June 2004, was based upon an economic forecast for national real gross domestic product to grow at a 4.1 percent rate from the second quarter 2004 to the second quarter 2005. The forecast anticipated that economic growth would continue to recover from a period of softness in the second quarter of 2004 and that employment levels would continue to improve moderately. Trends in the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.

Through the second half of calendar 2004 and early 2005, while economic growth in the nation and the State has been slightly below that which was forecasted in June 2004, Commonwealth revenues have nonetheless exceeded the estimates used to certify fiscal year 2005 General Fund revenues. Estimates for fiscal year 2005 General Fund revenues were revised in February 2005 as part of the Governor’s proposed fiscal year 2006 budget. Based on prevailing economic conditions and trends in actual receipts through January, the fiscal year 2005 General Fund revenue estimate was increased by $290.9 million. Total General Fund revenues for fiscal year 2005 are projected to be $24,157.4 million. Actual Commonwealth revenues for the fiscal year-to-date through April 2005 are $374 million above the estimate for that period, a surplus of 1.9 percent. Corporate taxes are $28.3 million over estimate, a 0.7 percent surplus to the year-to-date estimate. Personal income taxes are $211.8 million over estimate, a surplus of nearly 3 percent versus the year-to-date estimate. Sales and Use taxes are $41 million, 0.6 percent, over estimate and Realty Transfer taxes are $65 million or 20 percent over estimate. Non-tax revenues exceed the year-to-date estimate by $111.7 million or 28 percent. Non-tax revenues continue to be positively affected by remaining benefits of changes to the Commonwealth’s escheat program enacted as part of the 2003 and 2004 budgets. Additional revenues from the previous changes to the escheats program were not forecast as part of the fiscal year 2005 revenue estimate. Additionally, earnings on investments of available Commonwealth cash deposits are exceeding the estimate.

The enacted fiscal year 2005 budget provides $22,876.1 million of appropriations from Commonwealth revenues, an increase of 4.5 percent from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004. In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The enacted budget also includes $673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds. This amount is a decrease of 8.8 percent from the $738.7 million in intergovernmental transfer proceeds utilized during fiscal year 2004. Under these intergovernmental transfer transactions certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives the contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use the county contributions to pool transactions to match additional federal funds is currently scheduled to expire in 2010. The fiscal year ending unappropriated balance is currently estimated to be $201.5 million for fiscal year 2005. Included in the Governor’s proposed fiscal year 2006 budget is a request for supplemental appropriations for fiscal year 2005 totaling $154 million. Additional funding via the requested supplemental appropriation includes emergency response funding relative to Tropical Storm Ivan as well as additional funding for the Department of Public Welfare to address an increase in medical assistance caseloads and rising health care costs beyond those forecast in the fiscal year 2005 budget.

The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and State economy.

Fiscal Year 2006 Proposed Budget

A proposed fiscal year 2006 budget was submitted by the Governor to the General Assembly on February 9, 2005. The proposed budget recommends appropriations totaling $23.8 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $23.6 billion. The $0.2 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $201 million beginning balance. Additionally, the proposed fiscal year 2006 budget allocates additional State funds to replace significant amounts of formerly available federal fiscal relief. The Governor has again proposed a major environmental initiative in the fiscal year 2006 proposed budget. The proposal, known as “Growing Greener II,” included a proposed $800 million voter referendum bond issue to fund certain environmental programs. Additionally, the Governor has proposed $91 million in new fees to be imposed on the deposit of certain waste in Pennsylvania landfills of which a portion would be utilized to support debt service on the proposed Growing Greener II referendum debt. Following negotiations between the Governor and the General Assembly regarding the amount of the proposed referendum debt, the General Assembly enacted and the Governor signed into law Act 1 of 2005. This act authorizes the placement on the May 17, 2005 ballot of a question as to whether the voters of the Commonwealth will approve the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” Prior to the issuance of such debt, voters of the Commonwealth must approve the referendum and the General Assembly must enact legislation authorizing the expenditure of any voter-approved referendum debt.

In April 2005, the Pennsylvania House of Representatives began deliberations and the amendment process for the fiscal year 2005 General Appropriation Bill, that could become the 2006 fiscal year enacted budget if approved by both houses of the General Assembly and the Governor. Further legislative debate on these various bills, including the General Appropriations Bill, is anticipated before they are adopted by both legislative houses.

The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30. In the event that the General Assembly fails to pass or the Governor fails to sign an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain State and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could potentially have adverse effects on the Commonwealth including, among others, the collection of revenue and completion of the annual audit.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2005 is $20.0 million.

Powell v. Ridge

Over recent years, there have been three suits directed at school funding, Marrero v. Commonwealth; Pennsylvania Association of Rural and Small Schools v. Ridge; and Powell v. Ridge. The first two have been resolved in the Commonwealth’s favor. The third, Powell v. Ridge, remains pending but does not appear to present a viable claim in its current form.

In 1998, a suit was filed in the United States District Court for the Eastern District of Pennsylvania on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth’s formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The suit claims that the funding disparities ultimately injure non-white students by limiting their educational opportunities. The plaintiffs seek a declaration that the Commonwealth’s funding practices and policies discriminate against minority students in violation of Federal law; and they seek an injunction prohibiting the Commonwealth prospectively from using a discriminatory school funding scheme.

Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the U.S. Court of Appeals for the Third Circuit and the U.S. Supreme Court decided other cases that likely would directly affect the plaintiffs’ claims. Those decisions have now been issued and make clear that the plaintiffs’ claims, as currently pled, are not viable.

In Alexander v. Sandoval, 532 U.S. 275 (2001), the U.S. Supreme Court held that no party other than the federal government may bring suit to enforce regulations promulgated by a federal agency under Title VI of the Civil Rights Act of 1964 prohibiting federally-funded programs from having racially discriminatory effects. Then, in South Camden Citizens In Action v. New Jersey Dep’t of Env. Prot., 274 F.3d 771 (3d Cir. 2001), cert. denied, 122 S.Ct. 2621 (2002), the U.S. Court of Appeals for the Third Circuit ruled that a plaintiff also could not seek to enforce Title VI regulations prohibiting discriminatory effects in federally-funded programs under 42 U.S.C. § 1983. The principles applied by the Court of Appeals in South Camden Citizens In Action were endorsed by the U.S. Supreme Court in Gonzaga Univ. v. Doe, 122 S. Ct. 2268 (2002). Based on these cases, it seems clear that the claims now presented by the plaintiffs in Powell v. Ridge cannot proceed as they are pled.

Though South Camden Citizens In Action was decided finally in June 2003, no party has taken action to lift the stay in Powell. Based on statements to the district court made by some of the Powell plaintiffs in 2001, the defendants—the Governor, the Secretary of Education, the State Treasurer, and the chair of the State Board of Education—anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act. However, the U.S. Court of Appeals has made clear:

To prove intentional discrimination by a facially neutral policy [actionable under Title VI of the Civil Rights Act,], a plaintiff must show that the relevant decision-maker (e.g., a state legislature) adopted the policy at issue “‘because of,’ not merely ‘in spite of,’ its adverse effects upon an identifiable group.” A mere awareness of the consequences of an otherwise neutral policy will not suffice.

A new judge was assigned to this case on August 26, 2004. On September 28, 2004, it was ordered that the stay could continue through April of 2005.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the State payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a State agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act No. 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth. Act 12 also triggered the release of appropriations that had been made for this purpose in 1998 and 1999.

The remainder of Justice Montemuro’s recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania’s capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed that the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990), i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

PPG filed with the court a petition for reconsideration of its November 30, 2001, Opinion and Order which the Court denied by per curium order dated February 1, 2002. The retrospective remedy announced by the

Commonwealth on April 29, 2002, appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount and those appeals remain pending.

Most of the appeals of out-of-state manufacturers have been resolved through settlement. Some significant cases remain open, but overall, it is probable that these matters will be successfully resolved through settlement without significant fiscal input.

Unisys Corporation v. Commonwealth

Unisys challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Unisys’s argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer.

The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument, which was based on 72 P.S. §7401(3) 2. (a)(18). There were two dissents.

The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. The Court held oral argument in December 2000. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument, which was denied. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. The decision in this matter denied relief to the taxpayer because it failed to carry its burden of proof and did not resolve the underlying issue. Thus, the decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

Northbrook Life Insurance Co., No. 1120 F&R 1996

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments.

The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania.

Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

The matter is being prepared for litigation. Settlement negotiations continue although the possibility of settlement appears to be unlikely. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

Duquesne Light Co. v. Commonwealth

There are several appeals involving various years and taxes. These matters challenge the capital stock tax, corporate net income tax and gross receipts tax as applied to this taxpayer. There is over $100 million in total disputed taxes, and issues raised include entitlement to the manufacturing exemption for capital stock tax purposes for the generation of electricity, non-business income treatment on gains realized from the sale of several power plants in Ohio, and where sales receipts should be sourced for corporate net income tax and gross receipts tax reporting purposes. These matters are being reported to be on the conservative side, as it is highly doubtful that the exposure would ever be anywhere near the disputed amount. At present, these matters are the subject of discussions between the parties as to how they might be resolved.

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RATING AGENCIES’ ACTIONS

As of March 2005 Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA-, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX G

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Massachusetts issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Personal Income

Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989. and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 1.6 percentage points. In 2001 and 2002, nominal and real income in both Massachusetts and the United States declined, while in 2003 the state showed a slight decline while the nation was essentially flat. Even with slight declines in income, both real and nominal income levels in Massachusetts remain well above the national average. Again in 2003 as in the past several years, only two states had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2003 was 23 percent higher than the national average: $46,323, compared to $37,765.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. The following table presents consumer price trends for the Boston metropolitan area and the United States for the period between 1970 and 2003. Data reflect changes to methodology made by the Bureau of Labor Statistics in January 1998 and indicate the Consumer Price Index for All Urban Consumers (CPI-U) and the percentage change in the Consumer Price Index for All Urban Consumers from the previous year. In 2003, the CPI-U for Boston increased 3.8 percent, compared to an increase of 2.3 percent for the United States as a whole. However, the latest available data for November 2004 show that the CPI-U for the Boston metropolitan area grew at a rate of only 2.5 percent from November 2003, compared with 3.5 percent for the U.S.

The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2003, the poverty rate in Massachusetts increased slightly to 10.3 percent while the poverty rate in the United States rose a similar amount to 12.5 percent: Since 1980, the ratio of the Massachusetts rate of poverty to the United States rate of poverty has varied from a low of 0.51 in 1983 to 0.99 in 1999. These official poverty statistics are not adjusted for regional differences in the cost of living.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, both absolutely and as a share of total employment. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment. Total non-agricultural employment in Massachusetts declined 2.4 percent in 2002 and another 2.0 percent in 2003 but only 0.5 percent in the first eleven months of 2004. The preliminary unadjusted estimates for October and November are in fact slightly above those for the same months in 2003. In the first eleven months of 2004, manufacturing employment (on the seasonally adjusted NAICS basis) declined 0.9 percent from the same period in 2003, a much smaller decline than the annual declines in the previous three years (5.0%, 10.3%, and 6.2% in 2001, 2002, & 2003 respectively). The last five months of unadjusted estimates for manufacturing are above those of the corresponding 2003 estimates.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.3 points above in 1991. However, since 1994 the unemployment rate in Massachusetts has been consistently below the national average, with the exception of two months in 2003. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the last year, generally rising for much of 2003, then falling slightly in recent months. The unemployment rate in Massachusetts shows a somewhat more erratic pattern, but it dropped from 5.7 to 4.6 percent between November 2003 and November 2004, while the United States unemployment rate dropped from 5.9 to 5.4 percent over those same months.

Economic Base and Performance

The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2001, the four largest sectors of the economy (real estate and rental and leasing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 45.8 percent of the GSP in 2002.

Finance, Insurance, Real Estate.    The F.I.R.E. sector, the second largest contributor to the Massachusetts Gross State Product over the last decade, took the leading position in 2001 at 25.1 percent of GSP. In 2000, it contributed 24.0 percent of the Gross State Product. The sector has experienced yearly growth since the declines of 1989 to 1991, and was the only one of the top three sectors to grow in 2001, increasing by 1.7 percent over 2000.

Services.    In 2001, the services sector, long the largest contributor to the Massachusetts Gross State Product, lost its leading position as it declined slightly in real terms from its 2000 level to represent 24.9 percent of GSP. After a period of stagnation and slight decline from 1989 to 1991, the sector showed solid growth through the 1990s and a 7.1 percent jump in 2000, but no growth in 2001.

Manufacturing.    The manufacturing sector was the third largest contributor to the Massachusetts Gross State Product in 2000, contributing 14.5 percent of the Gross State Product. Manufacturing in New England was hit hard during the recession of 1989-1991, and posted only moderate growth during the mid-nineties. The manufacturing sector grew at least 6.9 percent in three of the years from 1997 to 2000, including a gain of 14.0 percent in 2000, but suffered a 7.8 percent decline in 2001.

Wholesale and Retail Trade.    Combined, the wholesale and retail trade sectors contributed 16.7 percent of the Massachusetts Gross State Product in 2001, with each sub-sector contributing almost equally to the total. Growth in the wholesale trade sector rebounded in 1991 and varied through the early 1990s but was very strong in the period from 1996 to 1999, increasing by more than 10 percent in each of those years. Growth of 6.9 percent in 2000 was offset by a decline of 6.6 percent in 2001, returning to 1999 levels. The retail sector was harder hit during the 1989-1991 recession, and did not rebound as quickly, with annual growth not exceeding 1.5 percent until 1994. In each of the six years from 1996 to 2001, however, retail growth exceeded 5 percent, including a 5.5 percent increase in 2001.

Trade and International Trade.    A significant portion of what Massachusetts produces is exported internationally. Massachusetts ranked 10th in the United States, and first in New England, with $18.7 billion in international exports in 2003, This represents an 11.7 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 4.4 percent in the same period. Through July 2004, Massachusetts’s exports totaled $12.76 billion, an increase of 21.9 percent compared with exports in the first seven months of 2003. National exports were up 13.4 percent in the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Massachusetts’s five most important trading partners for 2003 were: Canada, with $2.64 billion in, purchases of Massachusetts exports; the Netherlands, with $1.76 billion; Japan, with $1.64 billion Germany, with $1.60 billion, and the United Kingdom, with $1.43 billion in purchases. Between 2002 and 2003, the most significant growth in Massachusetts’s exports among its top ten trading partners was in exports to the Netherlands, Malaysia and the Philippines, which increased by 66.9 percent, 74.9 percent and 63.9 percent, respectively.

Massachusetts’s most important exports, as shown in the following chart, are computer and electronic products, chemical products, and non-electrical machinery. These categories reflect the adoption of the NAICS classification system, which groups computers with electronic products, rather than with machinery.

Construction and Housing.    In 2001, construction activity contributed 3.9 percent of the Massachusetts Gross State Product. This sector experienced a significant decline between 1989 and 1991, with declines as large as 19.6 percent and 17.2 percent in 1990 and 1991. Beginning in 1992, however, the sector rebounded and has grown every year since, and by at least 6.9 percent in each year from 1995 to 2000. Growth tapered to 3.3 percent in 2001.

Between 1983 and 1986, both Massachusetts and New England experienced strong growth in the number of housing permits authorized. This period was followed by a prolonged decline from 1987 to 1991 during which the number of housing permits authorized in Massachusetts declined by 71.2 percent. With the exception of a 12.9 percent drop in 1995, Massachusetts housing permit authorizations increased each year from 1992 to 1999, for a total increase in that period of 50.3 percent. All three regions experienced declines in 2000, and Massachusetts and New England saw continuing, if milder, decreases in authorizations for 2001. All regions experienced growth in 2002 and 2003, with New England surging by 14.2 percent from 2001, Massachusetts rebounding with 11.5 percent growth, while nationwide growth in authorizations was similar at 15.4 percent.

Both the economic recession of 1990-1991 and the subsequent economic recovery were strongly reflected in the Massachusetts housing sector, but the recession that began in 2001 has had a less pronounced impact on home sales. Significant declines in existing home sales in Massachusetts in 1989 and 1990 (of 10.9 percent and 28.8 percent, respectively) were followed by rapid sales growth between 1991 and 1993, when home sales in Massachusetts increased at a yearly rate substantially higher than the national average. Following this period of rapid growth, the growth in existing home sales slowed to a rate of 0.7 percent in 1994 and declined 2.6 percent in 1995. In 1996, 1997, and 1998, however, growth in existing home sales in Massachusetts was significant, outpacing the New England and national average in 1996 and 1997 with rates of 16,.6 percent and 11.0 percent, respectively. This strong growth ended in 1999 when existing home sales in the Commonwealth declined 1.3 percent while growth in existing home sales nationally was 6.0 percent. In 2000, existing home sales in Massachusetts declined by 10 percent and did not start growing again until 2002.

State Taxes.    Per capita state taxes in Massachusetts are significantly higher, 28.8%, than the national average. In 2003, the total per capita state tax bill in the United States was $1,884. Citizens of the Commonwealth, however, paid $2,427 on average, the seventh highest rate in the nation. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire, 44th, ranked in the top 15 for per capita state tax collections. In 2003, over half (51.4%) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,248, down 6.7% from $1,332 in 2002. Across the New England states, there is wide variation in both total per capita state taxes and in the breakdown of those taxes, as illustrated in the following chart.

State Government Spending in Massachusetts.    The following chart depicts fiscal 2002 per capita state expenditures by category for the six New England states and the U.S. average state expenditure. Massachusetts spent more state funds per capita on debt service ($418) and less on education ($1,020) than any of its New England neighbors. The differences between states in per capita spending are similar to those in taxation, with intergovernmental transfers (to and from local and federal governments) accounting for the degree to which per capita spending exceeds per capita taxation. While all New England states used less than the national average of 28.5 percent for intergovernmental expenditures, the variation within the region is significant, with intergovernmental expenditures representing 13.0 percent of Rhode Island expenditures, 19.1 percent of Massachusetts expenditures, and 26.1 percent of Vermont expenditures.

Federal Government Spending in Massachusetts.    Federal government spending contributes a significant amount to the economy of Massachusetts. In fiscal 2003, Massachusetts ranked eleventh among states in per capita distribution of federal funds, with total spending of $7,969 per person, excluding loans and insurance. Massachusetts’s share of total federal spending declined steadily between 1990 and 1999, and has stabilized in the range of 2.48 percent to 2.52 percent between 1998 and 2003. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary: employment, and procurement contracts and includes only those expenditures that can be associated with individual states and territories.

A large percentage of Fiscal Year 2003 federal spending in Massachusetts was composed of health care and social programs like Medicare and Social Security. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,071.73 per capita, compared to a national average of $1,496. Per capita federal spending on salaries and wages in 2003 was lower in Massachusetts than in the rest of the nation ($535, compared to a national average of $713) but Massachusetts was above the national average in per capita direct federal payments to individuals ($4,062, compared to a national average of $3,690). Massachusetts ranked 14th among states in per capita procurement contract awards ($1,299, compared to a national average of $1,011) in 2003.

Infrastructure.    Several major public sector-sponsored construction projects are underway in the Boston region, providing significant economic and employment benefits to the state.

The “Big Dig,” the world’s largest highway project, includes the depression of the central artery which traverses the City of Boston, and the construction of a third harbor tunnel linking downtown Boston to Logan

Airport. The new Central Artery is designed to meet Boston’s future traffic demand and is anticipated to carry 245,000 vehicles per day by 2010 with minimal congestion. The Ted Williams Tunnel, which stretches under Boston Harbor from South Boston to Logan Airport, opened to commercial traffic in late 1995 and to all traffic in December 2001, and will carry an estimated 98,000 vehicles daily in 2010. The Central Artery Project is due to be completed by 2005 at an estimated total cost of $14.63 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding is slated to go toward the Big Dig until 2012 As of April 4, 2004, construction is 93.5 percent complete.

The $385 million Route 3 North project improves safety and travel along the Route 3 highway mainline and the adjacent roadways. Route 3 North is 21 miles in length from the Route 128 interchange in Burlington to the New Hampshire border. Initial survey and sub-surface work commenced along the Route 3 corridor in the fall of 2000 and the total project is estimated to take 42 months to complete. This design-build project includes adding a travel lane and two 10’ shoulders in each direction, the replacement of 47 bridges, a park and ride facility as well as various environmental improvements.

The Massachusetts Bay Transportation Authority (MBTA) Silver Line project creates the first new MBTA rapid transit line in 90 years. The Silver Line is a state-of-the-art Bus Rapid Transit (BRT) system. This transit line is being completed in three phases. The first and second segments are being introduced as two, separate BRT lines: Silver Line Phase I, which has been open since 2002, travels along Washington Street between Dudley Square and Downtown; and Silver Line Phase II, now under construction and set to open in 2004, will run-underground from South Station to the South Boston Waterfront and continue aboveground to the Boston Convention and Exhibition Center, Marine Industrial Park, and Logan Airport. The third phase, Silver Line Phase III, which is currently in design, will link Phases I and II. When the final phase has been completed, all three segments will connect to become the MBTA’s fifth rapid transit line. It will offer a seamless link between the communities of Roxbury, the South End, Chinatown, Downtown, and South Boston. More than $450 million has been invested in the Washington Street corridor in both commercial and residential development projects.

On February 10, 2004, the governor filed a $1.15 billion bill for capital transportation spending that guarantees the state will invest at least $400 million every year in upgrading the Commonwealth’s roads and bridges until the year 2012. The 2004 Transportation Bond Bill will provide three years worth of new capital authorization for critical transportation priorities. Funding provisions in the Bond Bill include $425 million for federally assisted transportation projects to support the road and bridge program, $300 million for Chapter 90 local aid, $210 million for non-federally assisted roadway projects, $102 million to protect rail freight properties and to provide capital assistance to Regional Transit Authorities (RTAs) and $23 million for various local grant programs.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. By statute, the Legislature and the Governor must approve a balanced budget for each fiscal year, and no supplementary appropriation bill may be approved by the Governor if it will result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriation Act (also referred to herein as the “GAA”).

In years in which the GAA is not approved by the Legislature and the Governor prior to the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively: The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with GAAP, as defined by GASB. The General Fund and those special revenue funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Prior to the GAA for fiscal 2004, there were three principal budgeted operating funds used in the calculation of the consolidated net surplus: the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally accounted for approximately 93% of total expenditures of the budgeted operating funds. The remaining approximately 7% of expenditures occur in several dedicated operating funds (Minor

Funds) not included in the calculation of the consolidated net surplus. State finance law also provides for a Stabilization Fund, a Capital Projects Fund and a Tax Reduction Fund, which funds relate to the use of any aggregate fiscal year-end surplus in the Commonwealth’s three principal budgeted operating funds.

The fiscal 2004 GAA repealed the Local Aid Fund and many of the Minor Funds and amended the statutory definition of balance. As of June 30, 2003, the remaining funds include the General Fund, the Highway Fund and the Stabilization Fund, certain administrative control funds including the Temporary Holding Fund and the Intragovernmental Service Fund and the Inland Fisheries and Game Fund, the Workforce Training Fund, the Federal Medicaid Assistance Percentage Escrow Fund (which will expire in fiscal 2005), the Massachusetts Tourism Fund and the Children’s and Senior’s Health Care Assistance Fund. The Collective Bargaining Reserve Fund and the Tax Reduction Fund are enabled in legislation but are inactive. As of fiscal 2004, the General Fund, Highway Fund, Workforce Training Funds Federal Medicaid Assistance Percentage Escrow Fund, Massachusetts Tourism Fund and Children’s and Senior’s Health Care Assistance Fund were included in the calculation of the consolidated net surplus. In fiscal 2005 the Division of Energy Resources Credit Trust Fund and any other budgeted fund, unless specifically exempted in statute, are to be included in the calculation.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of, any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt.    Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to Chapter 33 of the Acts of 1991, the Commonwealth’s outstanding special obligation highway revenue bonds are not to be counted in computing the amount of bonds subject to this limit. Pursuant to Chapter 5 of the Acts of 1991, $287.2 million of Commonwealth refunding bonds issued in September and October 1991 are not counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 11 of the Acts of 1997, federal grant anticipation notes are also not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 127 of the Acts of 1999, bonds issued to pay the operating notes issued by the Massachusetts Bay

Transportation Authority or to reimburse the Commonwealth for advances to the MBTA are not to be counted in computing the amount of the bond subject to this limit. Pursuant to Chapter 87 of the Acts of 2000, as amended, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund are not to be counted in computing the amount of the bonds subject to this limit. See “Central Artery/Ted Williams Tunnel Project.” Pursuant to Chapter 201 of the Acts of 2004, up, to $1 billion of bonds issued to finance the Massachusetts School Building Authority are-not to be counted in computing the amount of bonds subject to this limit. The statutory limit on “direct” bonds during fiscal 2005 is $13.464 billion.

Limit on Debt Service Appropriations.    In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt.    The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center

Fund.    See “Special Obligation Debt.” Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. See “Federal Grant Anticipation Notes.”

Other Long-Term Liabilities.    The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, certain regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

Notes.    The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. See “Special Obligation Debt.” The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines which expire in September 2005, December 2006, March 2007, December 2007 and November 2015, respectively.

Synthetic Fixed Rate Bonds.    In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or “swap”) agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth’s interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth’s making or receiving a termination payment. The variable rate bonds associated with such swaps are supported by stand-by bond purchase liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate equal to the bank’s prime rate. In addition, the Commonwealth would be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 1, 2005, the amount of such variable rate bonds outstanding with a synthetic fixed rate agreement was $1.548 billion.

Variable Rate Demand Bonds, Auction Rate Securities and U-Plan Bonds.    As of June 30, 2004, the Commonwealth had outstanding approximately $184.0 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2004, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2004, the Commonwealth had outstanding approximately $83.6 million of variable rate “U-Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

Interest Rate Swap Agreement Dispute.    The Commonwealth is party to an interest rate swap agreement relating to the Commonwealth’s General Obligation Refunding Bonds, 2001 Series B and 2001 Series C, pursuant to which the Commonwealth makes payments at a fixed rate of 4.15% per annum and receives payments from its swap counterparty at a floating rate based on the actual rate on its bonds, which are variable rate obligation bonds. The notional amount of the swap currently is $496,225,000 and the scheduled termination date is January 1, 2021. Swap payments are made monthly, with the Commonwealth netting its fixed rate obligation against the floating rate amount due from the swap counterparty. The swap documentation provides that the method for determining the floating rate obligation of the counterparty may change upon an “Event of Taxability” as defined therein. The swap counterparty has asserted that an Event of Taxability has occurred and that, as a result, commencing May 3, 2004, the Commonwealth’s monthly net payments to the counterparty must be increased. The Commonwealth disagrees with this assertion and, on April 23, 2004, filed a complaint in Suffolk County Superior Court seeking a declaratory judgment and related preliminary injunction relief (the “Action”). The swap payment made by the Commonwealth on May 3, 2004 and each monthly payment made thereafter have been calculated based on the pre-existing method. The Commonwealth and the swap counterparty have agreed that the Commonwealth may continue to make payments based on the pre-existing method pending the resolution of the Action, subject to the swap counterparty’s right to recover the difference if the Action is decided adversely to the Commonwealth. As of March 3, 2005 this difference is estimated to have aggregated to date approximately $1.1 million. The Commonwealth estimates that the present value to the Commonwealth of paying under the pre-existing method instead of the method asserted by the swap counterparty is approximately $28.4 million calculated as of March 2, 2005.

Special Obligation Debt

Highway Fund.    Section 20 of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of June 30, 2004, the Commonwealth had outstanding $719.2 million of such special obligation bonds, including $645.2 million of such bonds secured by a pledge of 6.860 of the 21¢ motor fuels excise tax.

Convention Center Fund.    Chapter 152 of the Acts of 1997 authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility that first opened on or after July 1, 1997, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge first opened on or after July 1, 1997. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel project in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 100 per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the, notes, subject to legislative appropriation. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

General Obligation Contract Assistance Liabilities

Massachusetts Convention Center Authority.    The Massachusetts Convention Center Authority (MCCA) was created for the purpose of promoting the economic development of the Commonwealth through the operation of the Hynes Convention, Center, the Boston Common Parking Garage and the Springfield Convention Center. In addition, the MCCA is overseeing the construction of the Boston Convention and Exhibition Center. The MCCA has issued bonds which are fully secured by contract assistance payments by the Commonwealth, which payments are limited by statute to an amount equal to the annual debt service on $200 million of bonds outstanding at any one time. The assistance contract is a general obligation of the Commonwealth for which its full faith and credit is pledged. As of June 30, 2004, the MCCA had $30.6 million of such bonds outstanding.

Massachusetts Development Finance Agency.    On September 30, 1998, the Massachusetts Government Land Bank and the Massachusetts Industrial Finance Agency were legally merged into a successor entity, the Massachusetts Development Finance Agency (MassDevelopment). MassDevelopment has succeeded to all of the assets and liabilities of the Government Land Bank. MassDevelopment assists in the development of state and federal surplus property for private use and in the development of substandard, blighted or decadent open areas in the Commonwealth. MassDevelopment has direct borrowing power. The Commonwealth is required to provide contract assistance payments necessary to defray debt service on up to $80 million of bonds issued to redevelop the former federal military base at Fort Devens. The contract with MassDevelopment is a general obligation of the Commonwealth for which the full faith and credit of the Commonwealth is pledged. As of June 30, 2004, MassDevelopment had $33.1 million of bonds outstanding, which are secured by the contract assistance from the Commonwealth. No more such bonds may be issued under current law.

Foxborough Industrial Development Financing Authority.    Pursuant to legislation approved May 24, 1999, the Commonwealth entered into a contract for financial assistance with the Foxborough Industrial Development Financing Authority in June 2000 obligating the Commonwealth to, pay the full amount of the debt service on bonds issued to finance up to $70 million of capital expenditures for infrastructure improvements related to the construction of a new professional football stadium in the town of Foxborough. The obligation of the Commonwealth to make such payments is a general obligation for which the full faith and credit of the Commonwealth is pledged. Under the authorizing legislation the Commonwealth is to receive $400,000 per year in parking fees for stadium-related events, an administrative fee of $1 million per year from the stadium lessee and will be entitled to recover from the stadium lessee a portion of its contract assistance payments if professional football ceases being played at the stadium during the term of the bonds. As of June 30, 2004, the Foxborough Industrial Development Financing Authority had $63.8 million of such bonds outstanding. No more such bonds may be issued under current law.

Massachusetts Turnpike Authority.    The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth is pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such payment may not be less than $2 million on account of fiscal 2000, may not be less than $5 million on account of fiscal 2001 and each fiscal year thereafter prior to the fiscal year in which the final segment of the affected roadways is transferred to the Turnpike Authority and may not be more than $25 million on account of the fiscal year in which such transfer occurs and each fiscal year thereafter.

Massachusetts Water Pollution Abatement Trust.    The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving fund and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in the loan being the financial equivalent of a net zero percent interest or two percent interest loan. Pursuant to Sections 11 and 12 of Chapter 236 of the Massachusetts General Laws, respectively, the annual contract assistance maximum for the Clean Water program is $71 million and the contract assistance maximum for the Safe Drinking Water program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit is pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of June 30, 2004, the Trust had approximately $2.3 billion of bonds outstanding. Approximately 22% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Boston Housing Authority West Broadway Homes IV Project.    In December 2003 the Boston Housing Authority (BHA) issued $10 million of housing project bonds to finance a portion of the costs of construction of a 133-unit lower income public housing project in South Boston. Proceeds of the bonds were lent by the BHA to the West Broadway Redevelopment Limited Partnership (Partnership) which will own and operate the project. The general partner of the Partnership is a Massachusetts non-profit corporation controlled by the BHA. In addition, proceeds of an approximately $10.8 million modernization grant from the Commonwealth and an approximately $3.6 million grant from the City of Boston have been loaned to the Partnership by the BHA to be applied to costs of the project. The Partnership also expects to apply an equity investment from its limited partners to construction costs in the approximate amount of $10 million. In December 2003 the BHA also issued $9 million of housing project notes to mature December 1, 2006, the proceeds of which were loaned to the Partnership to be applied to construction costs in anticipation of the Partnership’s equity investment. In accordance with an Amendment to Contract for Financial Assistance between the Commonwealth, acting by and through the Department of Housing and Community Development, and the BHA, the Commonwealth has agreed to advance additional grant funds to the BHA to be applied to the payment of the notes to the extent the Partnership’s equity investment is not received in time or amount sufficient to pay the principal amount’ of the notes at maturity. The Commonwealth has also agreed in the Amendment to Contract for Financial Assistance to advance additional grant funds to the BHA in an amount sufficient to redeem all or a portion of the bonds on December 1, 2006 to the extent the project has failed to demonstrate budgeted revenue sufficiency by: that date. Thereafter, the bonds will be secured by and payable solely from an assignment by the BHA of state operating subsidy funds allocable to the project, and other state assisted public housing projects owned by the BHA, loan repayments from the Partnership payable from project net income and reserve funds funded from bond and grant loan proceeds to the Partnership.

Budgetary Contractual Assistance Liabilities

Plymouth County Certificates of Participation.    In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, acting through the Executive Office of Public Safety and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of June 30, 2004, Plymouth County had not more than $125.5 million of such certificates of participation outstanding.

City of Chelsea Commonwealth Lease Revenue Bonds.    In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax processing facility of the Department of Revenue and a data processing information system center for the Department and for certain other departments and agencies of the Commonwealth. The bonds bear interest at a variable rate, and under an interest rate swap agreement that was entered into at the time, MassDevelopment receives variable rate payments with respect to the full amount of the bonds and is obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provides for the payment of debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and are subject to annual appropriation by the Legislature. The Commonwealth’s lease obligations related to these bonds are set forth in the table below. As of June 30, 2004, the Chelsea Industrial Development Financing Authority had $78.2 million of such lease revenue bonds outstanding.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds.    In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of refunding lease revenue bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s sublease obligations related to these bonds are set forth in the table below. As of June 30, 2004, the Route 3 North Transportation Improvements Association had $410.1 million of such lease revenue bonds outstanding.

Saltonstall Building Redevelopment Corporation Project.    In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/ Saltonstall Building Redevelopment Corporation. The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MassDevelopment for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MassDevelopment will pay $2.45 million per year to the Commonwealth for the lease. MassDevelopment will renovate the building and sublease, half of it back to the Commonwealth for office space and related parking’ (for a comparable lease term) in respect of which sublease, the Commonwealth will make sublease payments to MassDevelopment. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s sublease obligations related to these bonds are set forth in the table below. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, included in the table below are the Commonwealth’s estimated pro-rata share of office operating expense reimbursements, escalating at 3% per year and also the Commonwealth’s replacement reserve contribution calculated at $.21 per rental square foot per year. As of June 30, 2004, MassDevelopment had $195.8 million of such lease revenue bonds outstanding for the Saltonstall redevelopment project.

Long-Term Operating Leases and Capital Leases.    In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles. Minimum future rental expenditure commitments of the Commonwealth under operating leases and long-term principal and interest obligations related to capital leases in effect at June 30, 2003 are set forth in the table below. These amounts represent expenditure commitments of both budgeted and non-budgeted funds.

Contingent Liabilities

Massachusetts Bay Transportation Authority.    The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of June 30, 2004, the Massachusetts Bay Transportation Authority had approximately $2.278 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority.    The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such entity and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). The Steamship Authority is currently self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2004, the Steamship Authority had $36.0 million (unaudited) of bonds and notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

Regional Transit Authorities (RTAs).    There are 15 regional transit authorities organized in various areas of the state. Prior to July 1, 2003, the bonds and notes of the RTAs included a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide each of the RTAs with funds sufficient to meet the principal of and interest on their bonds and notes as they matured to the extent that funds sufficient for this purpose were not otherwise available and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the RTAs (current expenses, including debt service, minus current income). As of June 30, 2004, the RTAs had not more than $100.6 million of bonds and, notes outstanding to which the Commonwealth’s full faith and credit have been pledged. The fiscal 2003 GAA amended the General Laws pertaining to RTA financing, pursuant to which amendment bonds and notes issued by the RTAs on and after July 1, 2003 are no longer guaranteed by the Commonwealth and are not general obligations of the Commonwealth.

University of Massachusetts Building Authority and Massachusetts State College Building Authority.    Two higher education building authorities, created to assist institutions of public higher education in the Commonwealth, may issue bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. While revenues thus far have been sufficient to meet debt service requirements, they have not been sufficient in all cases to pay operating costs. In such cases, the operating costs have been met by Commonwealth appropriations. As of June 30, 2004 the University of Massachusetts Building, Authority had approximately $191.0 million of Commonwealth-guaranteed debt outstanding, and the Massachusetts State College Building Authority had approximately $65.5 million of Commonwealth-guaranteed debt outstanding.

Massachusetts Housing Finance Agency.    MassHousing is authorized to issue bonds to finance multifamily housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fluid in connection with the issuance of such bonds. As of June 30, 2004, no single-family housing bonds secured by capital reserve funds were outstanding, and no such bonds had been issued by MassHousing since 1985. As of June 30, 2004, MassHousing had outstanding approximately $527.6 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. As of June 30, 2004, the capital reserve funds were maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. No such appropriation has been necessary to date.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budget funds. For purposes of this Information Statement, these funds will be referred to as “Budgeted Operating Funds” and revenues deposited in such funds will be referred to as “Budgeted Operating Revenues.” In fiscal 2004 on a statutory basis, approximately 63.7% of the Commonwealth’s Budgeted Operating Revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the Budgeted Operating Funds from a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which is projected to account for approximately 55% of total tax revenues in fiscal 2005, the sales and use tax, which is projected to account for approximately 24%, and the corporations and other business and excise taxes (including taxes on insurance, financial institution and public utility corporations), which are projected to account for approximately 11%. Other tax and excise sources are projected to account for the remaining 10% of total fiscal 2005 tax revenues.

Effects of Tax Law Changes.

During fiscal 2000 through fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated by the Department of Revenue to have been a reduction of approximately $180 million of fiscal 2000 revenues, $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes (including the so-called loophole closing measures described below). are estimated to have increased revenue collections by a net amount of approximately $980 million. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s amnesty program) was to reduce tax collections by approximately $110 million, compared to fiscal 2003. The Department of Revenue further estimates that tax law changes will increase tax collections by approximately $35 million in fiscal 2005.

Income Tax.

The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Chapter 186 of the Acts of 2002, “An Act Enhancing State Revenues,” was enacted on July 25, 2002, and made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long term capital gains (i.e., capital gains on assets held for more than one year). Prior to May 2002, long term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective May 1, 2002, long term capital gains are taxed at the Part B income tax income rate, which is currently 5.3%. Chapter 186 also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue’ growth after factoring out the impact of tax law and administrative processing changes) growing by 2% more than the rate of inflation for state and government purchases. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax year 2005 (see preceding table “Tax Law Changes Since Tax Year 2001”). Based on the October 15, 2004 fiscal 2005 revenue estimate, fiscal 2005 tax revenue growth would not be sufficient to trigger an increase in the personal exemption in tax year 2006.

The Department of Revenue estimates the following effects from the changes made in Chapter 186 of the Acts of 2002:

•	Taxing capital gains at the Part B income rate increased fiscal 2003 revenues by $175 to $200 million and fiscal 2004 revenues by $360 million to $400 million.

•	The delay in the Part B rate reduction resulted in approximately $200 million in additional revenues during fiscal 2003 than would have been the case had the rate been reduced to 5.0% in calendar 2003.

•	The suspension of the deduction for charitable contributions increased fiscal 2003 revenues by an estimated $172 million.

•	The decrease in the personal exemption amounts resulted in $325 million in additional tax collections in fiscal 2003. The 25% cut in personal exemptions was retroactive to January 1, 2002, with the retroactive portion of the tax increase being paid primarily when taxpayers filed their tax year 2002 income tax returns in the spring of 2003. The retroactive nature of the fiscal 2003 revenue impact caused the fiscal 2004 revenue gain to be smaller than it was in fiscal 2003. The Department of Revenue estimates that the fiscal 2004 impact of the personal exemption reductions was approximately $225 million, $100 million less than in fiscal 2003.

•	The partial restoration of the personal exemptions in tax year 2005 will reduce income tax collections by approximately $25 million in fiscal 2005 and $60 million in fiscal 2006.

Sales and Use Tax.

The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for Budgeted Operating Funds.

Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 GAA, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax not including meals taxes, with an inflation-adjusted floor, is dedicated to the Massachusetts Bay Transportation Authority (MBTA) under a trust fund. The amount of these dedicated sales tax receipts was $684.3 million in fiscal 2004. Such amount is projected to be $704.8 million in fiscal 2005.

Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one cent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the Massachusetts School Building Authority (MSBA) to fund school building assistance.

Legislation enacted in March 2003 and July 2004 closed several so-called tax loopholes related to the sales tax: These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments” and items that are fabricated outside of Massachusetts but sold in the state. The Department of Revenue estimates that these changes will result in additional tax collections of $20 million to $23 million in fiscal 2005 and $21 million to $35 million on an annualized basis.

The federal Internet Tax Nondiscrimination Act, P.L. 108-435, passed by the U.S. Congress in late 2004, expands the definition of “Internet access,” which has the effect of exempting from Massachusetts sales tax telecommunications services purchased, used, or sold by a provider of Internet access for use in providing Internet access to its customers. Currently such telecommunications services are taxed for Massachusetts sales/use tax purposes when purchased by a provider of Internet access. The Department of Revenue is analyzing the impact of this federal law and believes that it will not begin to reduce Massachusetts sales tax collections prior to November 1, 2005. The Department of Revenue estimates that the amount of tax revenue currently collected from this source is $20 million to $25 million annually, which would be lost once the change is implemented.

Business Corporations Tax.

Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax are inclusive of a 14% surtax.

Beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. The Department of Revenue estimates that the revision reduced revenues, compared to what would have been collected in the absence of the change, by $54 million in fiscal 1999, by $59 million in fiscal 2000, by $54 million in fiscal year 2001, by $49 million in fiscal 2002, by $50 million in fiscal 2003, by $52 million in fiscal 2004, and by $56 million in fiscal 2005.

Beginning January 1, 1997, legislation was phased in which sourced sales of mutual fund shares to the state of domicile of the purchaser instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services. The Department of Revenue estimates that this change resulted in a revenue reduction of approximately $110 million in fiscal 1999, $120 million in fiscal 2000, $110 million in fiscal 2001, $100 million in fiscal 2002, $101 million in fiscal 2003 and $106 million in fiscal 2004, and will reduce revenues by approximately $114 million in fiscal 2005.

Legislation enacted in March 2003 and July 2004 closed several so-called loopholes in the corporate tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries, and payments to related parties for intangible expenses. See also “Financial Institutions Tax.”

Legislation enacted in March 2003 required certain qualified subchapter S subsidiaries (QSUBs), as defined under Section 1361 of the Internal Revenue Code of 1986, as amended and in effect for the taxable year, to pay the net income measure of the corporate excise under Section 32D of Chapter 63 of the Massachusetts General Laws. A tax rate of 3% was imposed on the net income of each QSUB if the total receipts of the QSUB, the QSUB’s parent and all the parent’s other QSUBs for the taxable year are at least $6 million but less than

$9 million. A tax rate of 4.5% was imposed on the net income of each QSUB if the total receipts of the QSUB, the QSUB’s parent and all the parent’s other QSUBs for the taxable year are $9 million or more. This tax was in addition to the tax on the QSUB’s income levied on its parent (or shareholder or partners, etc., as the case may be). The new law also required every QSUB that receives income that would have been taxed to it for federal income tax purposes had it been treated federally as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5%. The Department of Revenue estimates that this change resulted in additional revenue of approximately $33 million in fiscal 2004.

The legislation enacted in March 2003 also provided that, in computing net income under Chapter 63 of the Massachusetts General Laws, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments that relate to the intangibles transaction and also certain payments remitted directly or indirectly to related parties for interest costs and expenses. This change has the effect of increasing taxable income for corporations that make royalty and other payments to related companies. The Department of Revenue estimates that as a result of this change, fiscal 2003 corporate tax revenue increased by approximately $40 million and fiscal 2004 corporate tax revenue increased by $77 million. The Department of Revenue estimates that this change will result in increased corporate excise tax revenues of $50 million to $65 million annually in fiscal year 2005 and thereafter.

The legislation enacted in July 2004 made a number of changes to the corporate tax laws that are expected to increase tax revenue collections. The primary changes affected treatment of sales of assets by Massachusetts business trusts, taxation of Massachusetts securities corporations and apportionment to Massachusetts of previously non-apportionable corporate income. The Department of Revenue estimates that these changes will result in increased revenues of $45 million to $50 million in fiscal 2005, and $55 million to $100 million on an annualized basis.

Financial Institutions Tax.

Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (REIT) distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends; and further, they have never been exempt from taxation or partially exempt. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimates that this change resulted in additional tax revenues of approximately $160 million to $180 million for fiscal 2003, about $19 million of which was the result of overpayments of estimated REIT tax liability during fiscal 2003, and was refunded or applied to companies’ future tax liabilities. Of the $160 million to $180 million in additional revenue, the Department of Revenue currently estimates that approximately $129 million was due to tax liabilities prior to tax year 2003, which did not recur in fiscal 2004. Aside from the impacts of prior year overpayment, the Department of Revenue estimates that the REIT change resulted in a revenue increase of $50 million to $70 million in. fiscal 2004 tax revenue, and will yield approximately the same amount in fiscal year 2005 and subsequent fiscal years.

Insurance Taxes.

Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

Other Taxes.

Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. Chapter 186 of the Acts of 2002 raised the tax on cigarettes from $0.76 per pack to $1.51 per pack and also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $195 million in both fiscal 2003 and 2004, through it is likely to be lower in future years as cigarette consumption continues its long-term decline. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2003, but future inheritance tax collections will be reduced.

Recently, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Massachusetts estate tax, prior to the recent statutory amendments, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would be phased out and eliminated unless legislative action was taken. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts sponge tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30 million to $40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

In 1994, voters in the statewide general election approved an initiative petition, effective December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth’s three major budgeted operating funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the “consolidated net surplus” for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate monies from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such monies be used for motor vehicle, highway or mass transportation purposes. On five occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the consolidated net surplus. The fiscal 2004 GAA amended Chapter 29 of the General Laws to include the Highway Fund along with other budgeted funds in the calculation of the consolidated net surplus.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. The fiscal 2004 GAA also amended state law to require that subsequent consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Past Years’ Financial Results

In fiscal year 2002, which ended on June 30, 2002, the total revenues of the budgeted operating funds of the Commonwealth decreased by approximately 7.38% from the prior fiscal year to $21.175 billion, budgeted expenditures increased by 3.01% over the prior fiscal year to $22.800 billion, and the Commonwealth ended fiscal year 2002 with a positive closing fund balance of $1.388 billion after inter-fund transfers.

In fiscal year 2003, which ended on June 30, 2003, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 3.83% from the prior fiscal year to $21.987 billion, budgeted expenditures decreased by 1.58% over the prior fiscal year to $22.439 billion, and the Commonwealth ended fiscal year 2003 with a positive closing fund balance of $936.1 million after inter-fund transfers..

2004 Fiscal Year

On February 5, 2003 the Secretary for Administration and Finance and the legislative leadership announced a consensus estimate of Commonwealth tax revenues for fiscal year 2004 of $14.678 billion, of which $684.3 million was sales tax revenue dedicated to the Massachusetts Bay Transportation Authority (“MBTA”). The fiscal year 2004 General Appropriations Act (“GAA”) was enacted on June 30, 2003 based on a tax revenue estimate of $14.808 billion, composed of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflected an adjustment of $44.1 million in tax revenue dedicated to the Convention Center Fund, which was transferred from a Budgeted Operating Fund to a non-Budgeted Operating Fund. Due to a technical problem with the loophole-closing legislation that resulted in a delay in implementing one provision of the legislation, on October 15, 2003 the Secretary of Administration and Finance reduced the fiscal year 2004 tax revenue estimate by $12 million, to $14.796 billion.

In fiscal year 2004, which ended on June 30, 2004, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.10% from the prior fiscal year to $23.988 billion, budgeted expenditures increased by 1.82% over the prior fiscal year to $22.848 billion, and the Commonwealth ended fiscal year 2004 with a positive closing fund balance of $1.893 billion after inter-fund transfers.

Based on actual revenue performance through December 2003, on January 15, 2004 the Secretary of Administration and Finance revised the fiscal year 2004 tax revenue estimate to $15.230 billion, $234 million higher than the October 15, 2003 fiscal year 2004 estimate.

Tax revenue collections for fiscal year 2004 totaled $15.953 billion, an increase of $989.4 million or 6.6% over fiscal year 2003. The following table shows the tax collections for each month of fiscal year 2004 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The 2004 tax revenue increase of $989 million over fiscal year 2003 was attributable in large part to an increase of approximately $263 million or 28.9% in income tax payments with returns and bills, an increase of approximately $277 million or 3.9% in personal income tax withholdings, an increase of approximately $183 million or 15.2% in income tax cash estimated payments, and an increase of approximately $146 million or 9.5% in corporate and business tax collections. The increase in withholding appears to have been due at least in part to increases in bonuses paid in the first half of calendar 2004, as well as some one-time events related to mergers and acquisitions. The increase in income tax payments with returns and bills was in large part due to increases in tax year 2003 capital gains realizations. The increase in corporate and business collections appears to reflect the closing of certain tax loopholes as well as increased business profits.

2005 Fiscal Year

On January 14, 2004, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal year 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million was dedicated to the MBTA and $1.217 billion was dedicated to the Commonwealth’s annual pension obligation. The estimate was based upon a revised consensus tax estimate for fiscal year 2004 of $15.230 billion and assumed 3.75% baseline growth for fiscal year 2005, which resulted in a $15.801 billion tax estimate.

On June 25, 2004, the Governor signed into law the fiscal year 2005 GAA. The fiscal year 2005 GAA was based upon a tax estimate of $15.968 billion, consisting of the fiscal year 2005 consensus tax estimate of $15.801 billion, plus an additional $89.0 million generated from the closing of various tax loopholes, $65.5 million from enhanced tax audits, and $12.7 million from the taxation of lottery prize assignment. The gross tax figure includes $1.217 billion dedicated to the Commonwealth fiscal year 2005 pension obligation and $704.8 million in sales tax revenues dedicated to the MBTA. In order to comply with the Commonwealth’s statutory balanced budget requirement, the fiscal year 2005 GAA also appropriated $340.0 million from the Stabilization Fund and $270.0 million from the Federal Medical Assistance Percentage (“FMAP”) Escrow Fund. The legislation contains a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues, by the third quarter of the fiscal year, exceed benchmarks set by the January 14, 2004 consensus tax estimate.

On October 15, 2004, the Executive Office for Administration and Finance released a revised tax estimate for fiscal year 2005 and a preliminary projection for fiscal year 2006. The revised fiscal year 2005 tax estimate was $16.231 billion, representing an increase of $301.0 million over the consensus fiscal year 2005 tax estimate released on January 14, 2004, after factoring in tax law changes since the earlier estimate. The preliminary projection for fiscal year 2006 tax revenues was $17.035 billion, an increase of $804.0 million over the fiscal year 2005 tax estimate, assuming 5.0% baseline growth for fiscal year 2006.

Tax revenue collections for the first eight months of fiscal 2005, ended February 28, 2005, totaled $10,355 billion, an increase of $571.6 million or 5.8% over the first eight months of fiscal 2004. The increase over fiscal year 2004 is attributable in large part to an increase of approximately $184.5 million or 3.7% in personal income tax withholdings, an increase of approximately $199.9 million or 22.8% in income tax cash estimated payments, and an increase of approximately $112.2 million or 4.5% in sales and use tax collections.

On April 6, 2004, the Supreme Judicial Court held that the effective date of a provision of Chapter 186 of the Acts of 2002 amending the capital gains tax statute violates amendment article 44 of the Massachusetts Constitution. Since the statute has a severability clause, the court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether the statute should be construed to impose the new tax rate beginning on January 1, 2003, or whether the statute instead should be construed to impose the new tax rate beginning on January 1, 2002. The Department of Revenue estimates that if the statute is construed to impose the new tax rate beginning on January 1, 2002, the Commonwealth would collect an additional $130 million to $160 million in capital gains taxes. If the statute is construed to impose the new tax rate beginning on January 1, 2003, the Commonwealth would be required to pay an additional $225 million to $275 million in refunds. Depending on when the case is decided, the revenue impact may occur in either fiscal year 2005 or fiscal year 2006, or be split between the two fiscal years. Included in the fiscal year 2005 GAA were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. The plaintiffs have amended their complaint to challenge each of these sections.

On August 10, 2004, the Governor signed into law legislation closing various so-called tax loopholes that was filed by the Governor on January 28, 2004. Although the fiscal year 2005 GAA assumes $89.0 million in additional tax revenue would be generated from the closing of the “loopholes” contained in this legislation, further analysis of the enacted legislation by the Department of Revenue indicated that instead $79.0 million in additional tax revenue is projected to be generated in fiscal year 2005 by the law. The Department of Revenue estimates that the loophole closing legislation will generate $90 million to $146 million in additional revenues on an annualized basis.

The fiscal year 2005 GAA, as supplemented to date, provides for $23.886 billion of appropriations in the Budgeted Operating Funds, including $1.217 billion for fiscal 2005 pension obligations. In addition to the spending appropriated in the GAA, the Commonwealth has significant “off budget” expenditures in the amounts of dedicated sales taxes transferred to the MBTA and Massachusetts School Building Authority (“MSBA”),

projected to be in the amounts of $704.8 million and $395.7 million, respectively, and $422.2 million of off-budget expenditures in the Medicaid program.

On July 9, 2004, the Governor signed into law “An Act relative to the Financial Stability in the City of Springfield.” The legislation established the Springfield Recovery Trust Fund and transferred $52.0 million to the fund to provide interest-free loans to the City of Springfield to address the budgetary imbalance of the City. The loans are contingent on terms and conditions set forth in the legislation and subject to the approval of the Secretary of Administration and Finance.

On September 17, 2004, the Governor signed into law $423.8 million in supplemental appropriations and vetoed approximately $76.1 million in additional spending recommended by the Legislature. The legislation included $92.3 million for one-time capital improvements, $90.8 million to fulfill fiscal 2004 Medicaid deficiencies, $75.0 million in one-time local aid payments to be distributed in fiscal 2005, $21.6 million to implement a new funding formula for charter public schools, $16.8 million for private counsel public defenders, and $92.7 million for all other programs and services. The bill also reserved an additional $34.6 million in fiscal 2004 appropriations for expenditure in fiscal 2005. A total of $382.1 million of approved spending was appropriated from the Commonwealth’s Stabilization Fund, with the balance of the expenditures funded from the General Fund.

On February 24, 2005 the Governor signed into law $88.6 million in supplemental appropriations and vetoed approximately $32.1 million in additional spending for retroactive collective bargaining agreements for higher education employees. The legislation included $33.7 million for costs associated with snow and ice removal, $11.9 million for private counsel compensation for public defenders and $43.0 million for a variety of other programs and services.

Federal and Other Non-Tax Revenues

Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal 1997, through block grants for programs such as Transitional Assistance to. Needy Families (TANF) (formerly Aid to Families with Dependent Children (AFDC)). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees and reimbursements and assessments for services.

For the Budgeted Operating Funds, inter-fund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $902.1 million, $931.6 million, $941.3 million, $947.1 million and $974.6 million in fiscal 2000 through 2004, respectively, and account for an estimated $1.045 billion in fiscal 2005.

On November 21, 2003, the Governor signed into law “An Act Relative to Fiscal Relief Funds.” The legislation established a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund (FMAP Escrow Fund). All revenue received from the federal Jobs Growth Reconciliation Act of 2003 in fiscal 2004 and 2005, unless otherwise designated for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in fiscal 2003, which was deposited into the General Fund. In fiscal 2004, after the transfer of $55.0 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund. Thereafter in fiscal 2004, $33.6 million was transferred from the FMAP Escrow Fund to the Economic Stimulus Fund to fund a variety of economic development programs. The fiscal 2005 GAA reserved $270.0 million of the remaining money in the FMAP Escrow Fund for fiscal 2005 expenditures. The remaining $99.1 million balance was transferred to the Stabilization Fund as part of the consolidated net surplus.

Tobacco Settlement

On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets.

During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the HealthCare Security Trust) into which the Commonwealth’s tobacco settlement payments, other than payments for attorneys’ fees, are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through fiscal 2004, the amounts to be available for such purposes were originally stipulated to be $91.2 million, $94.0 million, $96.0 million, $98.0 million and $100.0 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The fiscal 2002 GAA changed this formula to 50% of amounts received in the settlement for fiscal 2002, fiscal 2003 and fiscal 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund were to be available for such purposes. As of June 30, 2004, the fund had a balance of $420.0 million on a statutory basis. The fund’s trustees reported a GAAP basis balance as of June 30, 2004 of $502.0 million, which included accrual of receivables and payables not yet received or paid, most notably funds in transit for new investments not included in the statutory balance.

For fiscal 2003 through 2005, inclusive, the Commonwealth has appropriated 100% of each fiscal year’s annual tobacco settlement payment for the respective year’s current spending.

The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal years 2000 through 2004 were lower than the “allowable state tax revenue limit” set by Chapter 62F and will be lower than the allowable limit again in fiscal year 2005.

Chapter 62F was amended by the fiscal year 2003 GAA and the fiscal year 2004 GAA to establish an additional tax revenue limitation. The fiscal year 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal year 2004 GAA required that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

In fiscal year 2004, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $16.053 billion, exceeding the permissible state tax revenue limit of $15.695 billion by $357.5 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund, and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

The Executive Office for Administration and Finance does not expect actual state tax revenue collected during fiscal year 2005 to exceed the permissible state tax revenue limit set by Chapter 62F.

Fiscal Year 2005 Cash Flow

On February 28, 2005 the State Treasurer and the Secretary of Administration and Finance released the most recent cash flow projection for fiscal year 2005. The cash flow projection for fiscal year 2005 is based on the GAA for fiscal year 2005 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal year 2005 from the prior fiscal year. The cash flow projection also reflects all 2004 supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal year 2005. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal year 2005 projection is based on the Executive Office for Administration and Finance’s revised fiscal year 2005 tax estimate released on October 15, 2004 of $16.231 billion, including $1.217 billion dedicated to the Commonwealth’s fiscal 2005 pension obligation, $704.8 million in sales tax revenues dedicated to the MBTA and $362.7 million in sales tax revenues dedicated to the MSBA. The figure excludes local option tax revenues of $247.0 million.

The cash flow projection has a July 1, 2004 starting balance of $2.617 billion and projects a June 30, 2005 ending balance of $2.121 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $864.0 million and $418.8 million, respectively. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $1.753 billion, and is projected to end the year at $1.703 billion, a $50.0 million decline.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2005 with $75.1 million in commercial paper outstanding in the form of Bond Anticipation Notes (“BAN”s). In December 2004, the Commonwealth issued $700 million of revenue anticipation notes (“RAN”s) under its commercial paper program, bringing outstanding commercial paper to $775.1 million. $300 million of RANs were subsequently repaid and $300 million of BANs were issued for capital purposes. As of March 1, 2005, a total of $775.1 million in commercial paper was still outstanding. The Commonwealth also anticipates issuing an additional $200 million of RANs prior to the end of March 2005. At the end of March the Commonwealth projected that $600 million of RANs would be outstanding, all of which were expected to be retired by the end of April 2005.

The cash flow projection included an estimated $1.750 billion in long-term borrowing for capital projects, including a $316 million general obligation bond issue completed in August 2004 and a $317 million general obligation bond issue completed in October 2004. Additional general obligation bond issues of $500 million in March 2005, $325 million in April 2005, and $292 million in June 2005 were projected. On March 29, 2005, the Commonwealth expected to issue $669,710,000 in general obligation bonds, rather than the $500 million incorporated in the February 28 cash flow statement. The Commonwealth will adjust future issuances to take into account the larger proceeds generated in March 2005.

The February 28, 2005 cash flow forecast also includes an initial projection for fiscal year 2006. The fiscal year 2006 projection is based on the Governor’s House 1 budget proposal. The Governor’s budget proposal provides for budgetary appropriation of $23.217 billion and is based upon a tax estimate of $17.281 billion. The fiscal 2006 projection has an estimated opening balance of $2.121 billion and an estimated ending balance of $1.060 billion. Exclusive of segregated capital monies, the fiscal 2006 projection shows a decline in the Commonwealth’s operating cash balance from $1.703 billion on July 1, 2005 to $891 million on June 30, 2006. A portion of the overall decline in the operating cash balance is due to the anticipated transfer of $360.0 million to the Commonwealth’s Stabilization Fund and $328.0 million in fiscal 2005 accounts payable spending for Medicaid occurring in July 2005. The projection anticipates short-term borrowing for operating purposes of $200 million in November 2005, $200 million in December 2005 and $150 million in March 2006. All such borrowing is expected to be retired before the end of April 2006.

Governor’s Fiscal 2006 Budget Proposal

The Governor’s fiscal year 2006 proposal, which constitutes a balanced budget as required by state finance law, diverges from recent budgeting assumptions in two ways. First, it takes advantage of the fiscal year 2005 cash year estimated surplus of $327.6 million, which is expected to be expended during the fiscal year 2005 accounts payable period (July 1, 2005—September 15, 2005) by deducting this amount from the fiscal year 2006 cash year expenditure forecast that underlies the appropriation request. Second, the Governor’s fiscal year 2006 Medicaid spending figure newly includes $237.9 million for Medicare premium costs, which are currently funded as a deduction against the Commonwealth’s federal Medicaid reimbursements, and $119.4 million for the costs of the MassHealth Essential program, which is currently funded off budget. Adjusting for these accounting changes, the Medicaid spending figure, compared to fiscal 2005 estimated spending, represents nearly 0% growth. However, on a cash year basis of accounting, Medicaid spending is expected to increase by approximately 5.5% over fiscal 2005 estimated cash year spending.

Governor’s Economic Stimulus Proposal.

On March 3, 2005, the Governor filed an economic stimulus bill intended to reduce barriers to economic growth, create a sales force for the Commonwealth, provide incentives for job creation and economic development, and develop the workforce. The bill establishes the Massachusetts Opportunity Relocation and

Expansion Jobs Incentive Trust Fund to provide incentive payments to businesses of $10,000 per qualifying new job created to be paid over three years. The incentive payments, estimated at $185.0 million over five years, are expected to have a payback period of three years resulting from increased income taxes arising from the newly created jobs. Additionally, the bill provides for ongoing operational expenditures and capital funds to be spent over five fiscal years, including:

•	a $200.0 million bond authorization for infrastructure improvements related to job creation;

•	a $100.0 million bond authorization to support research partnerships between private sector firms and universities in Massachusetts; and

•	$26.4 million of appropriations for enhanced economic and workforce development operations in state government and for the transfer of $10.0 million to the Massachusetts Opportunity Relocation and Expansion Jobs Incentive Trust Fund for initial incentive payments.

In addition, the bill would facilitate expedited local and state permitting for job-creating projects. The bill also establishes a one day sales tax holiday in calendar year 2005. Finally, the bill would reform the state’s unemployment insurance program by changing benefits criteria, lowering employer premiums, and implementing anti-fraud measures.

PROGRAMS AND SERVICES

Local Aid

Commonwealth Financial Support for Local Governments.

The Commonwealth makes substantial payments to its cities, towns and regional school districts (Local Aid) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2004, inclusive of the school building assistance program, 19.2% of the Commonwealth budgeted spending was allocated to direct Local Aid. In fiscal 2005, exclusive of the school building assistance program, which was restructured, moved off-budget, and transferred to the newly created Massachusetts School Building Authority, approximately 18.2% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion of state aid was required to supplement required local spending to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Several specific programs are also funded through direct Local Aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. Until fiscal 2005, the state’s share of school building construction costs was also included in direct Local Aid. The State Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

Reductions in Local Aid.

During fiscal 2003 Governor Romney reduced Local Aid in response to declining revenues, pursuant to temporary authority under Chapter 29, Section 9C of the Massachusetts General Laws. On January 30, 2003 the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal 2004 GAA direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions. The fiscal 2004 final supplemental appropriations act signed into law on September 17, 2004 appropriated $75.0 million in one-time local aid payments to be distributed in fiscal 2005.

Medicaid

The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program (SCHIP).

Over a quarter of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 2000 to fiscal 2005 grew by 9.3% on a compound annual basis. During the same period, Medicaid enrollment has increased 1.0% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal 2005 expenditures for Medicaid to be $6.729 billion, an increase of 9.0% over fiscal 2004.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services.    From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Murphy.    Challenges by residents of five state schools for the retarded (U.S. District Court C.A. No. 72-469-T) resulted in a consent decree in the 1970’s which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center.

Another subgroup of plaintiffs (representing class members from the Dever and Wrentham Developmental Centers) continues to engage in a mediation process with the Department pursuant to a process prescribed by the final order. The Department filed a responsive pleading on August 16, 2004, asserting that all of the requirements of the final order were met. On August 28, 2004, the Disability Law Center filed a motion to intervene, asserting an interest on behalf of persons with disabilities in the closing of the facility which was allowed. Following hearings in November 2004 and January 2005, the Court declined to issue any relief to the plaintiffs at this time. The parties have reached agreement on some of the issues raised in plaintiffs’ motion, but further attempts to re-open the case may be forthcoming from these and other plaintiffs.

Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the court found the defendants in noncompliance with the settlement agreement and lifted the agreement’s stay of litigation concerning the provision of services to nursing home residents. In May 2002, the U.S. District Court held that the Commonwealth was in violation of federal law as well as the agreement by its failure to provide specialized services to residents who required them. The Commonwealth appealed the decision of the District Court. On January 28, 2003, the U.S. Court of Appeals for the First Circuit affirmed the decision of the District Court.

Lima v. Preston (Suffolk Superior Court No. 033747G).    Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The Division of Medical Assistance estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program. The Superior Court denied the plaintiffs’ motion for a preliminary injunction and the plaintiffs appealed. The Appeals Court also denied the plaintiffs’ motion for a preliminary injunction.

Rosie D. v. Governor.    The plaintiff asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs asserted that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor’s motion to dismiss based on sovereign immunity was denied in the United States District Court and on November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court’s denial of the Governor’s motion. The plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million. Trial is scheduled to begin on April. 25, 2005, and continue for four to six weeks.

Health Care for All v. Romney et al. (United States District Court).    A group of individual plaintiffs brought this complaint for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth’s administration of the dental program fails to comply with the requirements allegedly imposed by federal Medicaid law. Discovery concluded in or about March 2004. The defendants have filed a motion for summary judgment as to all claims, and on October 1, 2004, the court issued a decision allowing, the defendants’ motion as to one count, finding that the so-called “equal access” provision of the federal Medicaid law contained no language establishing an individual right of action. The plaintiffs voluntarily dismissed two additional counts. No decision has yet issued on the plaintiffs’ renewed request for class certification. Trial on the remaining claims began on October 18, 2004. The evidentiary portion of the trial concluded October 25, 2004. Following further briefing, closing arguments occurred on February 3, 2005. The liability portion of the case is now under advisement. Any proceedings on damages would take place separately.

Environmental Matters.    The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission (U.S. District Court C.A. No. 85-0489-MA). See also Conservation Law Foundation v.

Metropolitan District Commission (U.S. District Court C.A. No. 83-1614-MA), United States v. South Essex Sewerage, (U.S.D.C.).    The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. Pursuant to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 (about 1%) from an escrow account, and may reimburse the College up to an additional $1 million from the escrow fund once the Department of Environmental Protection makes a final determination that the clean up has been properly performed. The clean up’ of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation).    The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set- forth in federal regulations and is expected to take many months to complete. While no recent’ comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Environmental (pre-litigation).    Suit is expected to be filed in U.S. District Court in March 2005 by the Conservation Law Foundation and others seeking an injunction against the Commonwealth to complete certain expansions and improvements to public transit systems.

Taxes and Revenues.    There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2004, approximately $386 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases, including those summarized below, comprise a sizeable share of these liabilities.

Peterson v. Commissioner of Revenue.    On April 6, 2004, the Supreme Judicial Court held that the effective date in the act amending the capital gains tax statute (Act) violates amendment article 44 of the

Massachusetts Constitution. Because the Act has a severability clause, the Court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether it should be construed to impose the new tax rate beginning on calendar year January 1, 2003, or calendar year January 1, 2002. Included in the fiscal 2005 GAA—and signed by the Governor on June 25, 2004—were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. The plaintiffs have amended their complaint to challenge each of these sections. The Supreme Judicial Court heard oral argument on plaintiffs’ claims on March 7, 2005.

Eminent Domain. Shwachman v. Commonwealth.    The Commonwealth, through its Division of Capital Asset Management, took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in Worcester Superior Court in May 2004 seeking additional compensation for the taking of land for the new Worcester County courthouse. The plaintiff may seek an additional $30 million in such an action. Discovery is ongoing.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth.    In seven consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million.

American Council of Engineering Cos. v. Mass Turnpike, Mass Highway Department and the Commonwealth.    Suffolk Superior Court. The plaintiff, a trade association of consulting engineers, asserts that, due to the financial difficulties of two insurers who are part of the Central Artery/Tunnel Project’s Owner-Controlled Insurance Program (OCIP), the CANT Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss was argued in 2004 and has remained under advisement for several months.

Nathaniel Lavallee et al. v. Justices of Hampden Superior Court et al.; Michael Carabello et al. v. Justices of Hampden Superior Court et al.; Arianna S. et al. v. Commonwealth and two other cases.    Supreme Judicial Court for Suffolk County. These cases invoke the Supreme Judicial Court’s extraordinary power of superintendence to remedy alleged deprivations of the constitutional rights to counsel and due process. The petitioners are indigent criminal defendants and parents of children involved in child-welfare proceedings. Petitioners allege that they have not been provided with state-compensated counsel because of a shortage of private attorneys that results from the low hourly rates of compensation authorized by the Legislature to be paid by the Commonwealth to the bar advocates through CPCS. The relief sought is a court-ordered increase in the rates to double their present levels.

On July 28, 2004, the Supreme Judicial Court decided that the petitioners’ rights have been violated and ruled that a petitioner may not be incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The Court declined, at this time, to order an increase in rates of bar advocate compensation. The cases were remanded to a single justice of the Supreme Judicial Court to create, and to modify from time to time, a mechanism for enforcement of the decision.

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RATING AGENCIES’ ACTIONS

As of March 2005 Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX H

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005) has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross product,. According to the Household Survey, total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5%, compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

The Planning Board’s real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short term risks that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term.

Fiscal Year 2006

The Planning Board’s real gross product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction sector. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in the construction sector.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

The General Fund total revenues for fiscal year 2006 are projected to be $9.684 billion, representing an increase of $1.4 billion, or 16.6%, from budgeted fiscal year 2005 revenues.

The major changes from fiscal year 2005 are expected to be: (1) projected increases in income taxes from individuals of $259 million and income taxes from corporations of $247 million; and (ii) projected increases in motor vehicle excise taxes of $29 million and Commonwealth excise taxes of $784 million. The projection of General Fund revenues for fiscal year 2006 are based on a projected 5.9% nominal and 2.5% real growth, and additional revenues of $1.004 billion from the new legislative and administrative measures: (i) the elimination of the exemption for food, medicine and certain other goods from the 5% general excise tax; (ii) an increase in license fees for luxury cars; (iii) a temporary surtax on financial institutions; (iv) the elimination of the preferential capital gains rate; and (v) an intensification of efforts to detect excise tax evasion.

Proposed expenditures for fiscal year 2006 total $9.684 billion, which $830 million, or 9.4% higher than the $8.854 billion budgeted for fiscal year 2005. The principal reasons for the differences are (i) education related expenditures, which are proposed to be $448.3 million higher; (ii) health related expenditures, which are proposed to be approximately $74.5 million higher; (iii) public safety and protection related expenditures, which are proposed to be approximately $164.6 million higher; and (iv) debt service is expected to be $54.8 million higher.

Estimated Fiscal Year 2005 Compared to Preliminary Fiscal Year 2004

The General Fund budget for fiscal year 2005, which commenced on July 1, 2004, provides for total net revenues of $8.304 billion, which represents an increase of $319 million, or 4.0%, over the budget for fiscal year 2004. Total budgeted net revenues and actual net revenues of the General Fund for fiscal year 2004, which ended on June 30, 2004, were $7.925 billion and $7.985 billion, respectively.

The major changes in estimated revenues for fiscal year 2005, compared to preliminary revenues for fiscal year 2004, are: (i) projected increases in total income taxes of $259 million; (ii) projected increases in total excise taxes of $85 million; and (iii) projected decreases in non-tax revenues of $10 million. The revised budget of General Fund revenues for fiscal year 2005, which revised budgeted items but not the total budget amount, assumes a 6.0% nominal and 2.3% real growth in gross product, and additional revenues of $81 million from the new legislative measures described below. Budgeted revenues also include the proceeds of a $550 million loan from GDB, such loan being secured by tax receivables. Such loan may have a maximum term of ten years.

As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a “sunset provision” which enables early retirement or “rollover” of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year “sunset provision” for variable annuities by insurance companies in the United States held by Puerto Rico citizens for “rollovers” to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a “sunset provision” to lower all long-term capital gains tax rates by 50%. In particular, gains realized on or prior to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

As of April 30, 2005, General Fund estimated total revenues for fiscal year 2005 were within the amount originally budgeted. According to the rate of collections as of April 30, 2005, total income taxes, license fees and revenues from non-Commonwealth sources are expected to be under budget. However, such reduction is expected to be offset by collections in excess of budgeted amounts of Commonwealth excise taxes, inheritance and gift taxes and other revenues from internal sources.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The loan has a term of ten years, and may be repaid sooner to the extent that sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

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RATING AGENCIES’ ACTIONS

In May 2005, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa2 and BBB. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of the ratings could have an adverse effect on the market prices of the Commonwealth’s municipal obligations.

APPENDIX I

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the

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position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Part A - Prospectuses -	the National Portfolio
the Limited Term Portfolio
the Florida Portfolio
the Georgia Portfolio
the New York Portfolio
the Pennsylvania Portfolio
the California Money Market Portfolio
the New York Money Market Portfolio
the Massachusetts Money Market Portfolio

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Item 23. Exhibits

a.1	Restated Declaration of Trust dated as of April 23, 1986 is incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement No. 2-99861.

a.2	Instrument of the Trustees Establishing and Designating Classes of Shares of Certain Series of the Trust is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 24.

a.3	Instrument of the Trustees, dated June 12, 1998, establishing and designating classes of certain series of the Trust is incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 40.

a.4	Articles of Amendment to Articles of Incorporation dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 51

b.1	Bylaws of the Trust are incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 2.

b.2	Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Exhibit b.2 to Post-Effective Amendment No. 50.

c.	Not applicable.

d.1	Management Agreement between the National Portfolio & Mutual Management Corp. is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 18.

d.2	Management Agreement between the Limited Term Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 18.

d.3	Management Agreement between the New York Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 18.

d.4	Management Agreement between the Florida Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 16.

d.5	Management Agreement between the Georgia Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(m) to Post-Effective Amendment No. 27.

d.6	Management Agreement between the Pennsylvania Portfolio and Mutual Management Corp. is incorporated by reference to Exhibit 5(q) to Post-Effective Amendment No. 27.

d.7	Form of Management Agreement between California Money Market Portfolio (and New York Money Market Portfolio) and Mutual Management Corp. is incorporated by reference to Exhibit 5(s) to Post-Effective Amendment No. 34.

d.8	Form of Management Agreement between Massachusetts Money Market Portfolio and SSBC Fund Management Inc. is incorporated by reference to Exhibit D.8 to Post-Effective Amendment No 43.

e.1	Distribution Agreement between Registrant and Smith Barney, Harris Upham & Co. Incorporated is incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 7.

e.2	Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Exhibit e.2 to Post-Effective Amendment No. 41.

e.3	Broker Dealer Contract between the Mutual Management Corp. and CFBDS, Inc. is incorporated by reference to Exhibit e.3 to Post-Effective Amendment No. 41.

e.4	Form of Distribution Agreement with Salomon Smith Barney Inc. (currently known as Citigroup Global Markets Inc.) is incorporated by reference to Exhibit e.4 to Post-Effective Amendment No. 45.

e.5	Form of Distribution Agreement with PFS Distributors Inc. is incorporated by reference to Exhibit e.5 to Post-Effective Amendment No. 45.

f.	Not applicable.

g.1	Custodian Agreement between Registrant and Provident National Bank is incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1.

g.2	Master Custodian Agreement between Registrant and State Street Bank and Trust Company incorporated by reference to Exhibit g.2 to Post - Effective Amendment No. 48.

h.1	Transfer Agency Agreement between Registrant and Provident Financial Processing Corp. is incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 12.

h.2	Transfer Agency Agreement between Registrant and Citi Fiduciary Trust Company is incorporated by reference to Exhibit h.2 to Post-Effective Amendment No. 45.

h.3	Sub-Transfer Agency Agreement with PFPC Global Fund Services is incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 45.

h.4	Sub-Transfer Agency Agreement with PFS Shareholder Services is incorporated by reference to Exhibit h.4 to Post-Effective Amendment No. 46.

i.	Opinion of Gaston & Snow is incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1.

j.1	Auditors Consent.

j.2	Power of Attorney is incorporated by reference to Exhibit 23(j)(2) to Post-Effective Amendment No. 52.

k.	Schedule of Computation of Performance Quotations is incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 5.

l.	Subscription Agreement between Registrant and Mutual Management Corp. is incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 1.

m.1	Plan of Distribution pursuant to Rule 12b-1 on behalf of the California Money Market Portfolio is incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 21.

m.2	Plan of Distribution pursuant to Rule 12b-1 on behalf of the Georgia Portfolio is incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 27.

m.3	Plan of Distribution pursuant to Rule 12b-1 on behalf of the Pennsylvania Portfolio is incorporated by reference to Exhibit 15(j) to Post-Effective Amendment No. 27.

m.4	Form of Plan of Distribution pursuant to Rule 12b-1 on behalf of Class A shares of each Portfolio, except the California Money Market and the New York Money Market Portfolios is incorporated by reference to Exhibit 15(n) to Post-Effective Amendment No. 34.

m.5	Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 is incorporated by reference to Exhibit m.5 to Post-Effective Amendment No. 41.

m.6	Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to Exhibit m.6 to Post-Effective Amendment No. 45.

m.7	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 on behalf of Limited Term Portfolio is incorporated by reference to Post-Effective Amendment No. 51.

m.8	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 on behalf of New York Portfolio is incorporated by reference to Post-Effective Amendment No. 51.

m.9	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 on behalf of National Portfolio, Georgia Portfolio, Pennsylvania Portfolio and Florida portfolio is incorporated by reference to Post-Effective Amendment No. 51.

n.	Financial Data Schedule is not applicable.

o.	Amended and Restated Plan pursuant to Rule 18f-3 is incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 40.

p.1	Code of Ethics for the fund is incorporated by reference to Exhibit p to Post-Effective Amendment No. 45.

p.2	Code of Ethics for the Co-Distributor-Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) is incorporated by reference to Exhibit p.2 to Post Effective Amendment No. 50.

p.3	Code of Ethics for the Co-Distributor-PFS Distributors Inc. incorporated by reference to Exhibit p.3 to Post Effective Amendment No. 50.

Item 24. Persons Controlled by or under Common Control with Registrant

The Registrant is not controlled directly or indirectly by any person. Information with respect to the Registrant’s investment manager is set forth under the caption “Management” in the prospectus included in Part A of this Post-Effective Amendment on Form N-1A.

Item 25. Indemnification

Reference is made to ARTICLE V of Registrant’s Declaration of Trust for a complete statement of its terms. Section 5.2 of ARTICLE V provides: “No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties.”

Item 26. Business and other Connections of Investment Adviser

Manager-Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) (“SBFM”). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. SBFM is an indirect subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), the Registrant’s distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Distributors, Inc. (“PFS Distributors”), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 26 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 26 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)	With respect to the Registrant’s Investment Adviser: c/o Smith Barney Fund Management LLC Smith Barney Muni Funds 399 Park Avenue New York, New York 10022

(2)	With respect to the Registrant’s Transfer Agent Citicorp Trust Bank, fsb 125 Broad Street New York, New York 10004

(3)	With respect to the Registrant’s Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110

(4)	With respect to the Registrant’s Sub-Transfer Agent PFPC Global Fund Services. 440 Computer Drive Westborough, MA 01581

(5)	With respect to the Registrant’s Sub-Transfer Agent: Primerica Shareholder Services P.O. Box 9699 Providence, Rhode Island 02940

(6)	With respect to the Registrant’s Co-Distributors: Citigroup Global Markets, Inc. (formerly Salomon Smith Barney Inc.) 388 Greenwich Street New York, New York 10013

PFS Distributors, Inc.
P.O. Box 9699
Providence, Rhode Island 02940

Item 29. Management Services

Not applicable.

Item 30. Undertakings

(a)	Not applicable.

(b)	Not applicable.

(c)	Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 29th day of July, 2005.

SMITH BARNEY MUNI FUNDS

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ R. Jay Gerken (R. Jay Gerken)	Chairman of the Board, President and Chief Executive Officer	July 29, 2005

/s/ Robert Brault (Robert Brault)	Chief Financial Officer and Treasurer	July 29, 2005

/s/ Lee Abraham* (Lee Abraham)	Trustee	July 29, 2005

/s/ Jane F. Dasher* (Jane F. Dasher)	Trustee	July 29, 2005

/s/ Donald R. Foley* (Donald R. Foley)	Trustee	July 29, 2005

/s/ Paul Hardin III* (Paul Hardin III)	Trustee	July 29, 2005

/s/ Richard E. Hanson* (Richard E. Hanson)	Trustee	July 29, 2005

/s/ Roderick C. Rasmussen* (Roderick C. Rasmussen)	Trustee	July 29, 2005

/s/ John P. Toolan* (John P. Toolan)	Trustee	July 29, 2005

*By:	/s/ Todd Lebo	Assistant Secretary	July 29, 2005
Todd Lebo Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit No.    Exhibit

(j	)(1)	Auditor’s consent